                         LINCOLN BENEFIT LIFE COMPANY

                         Supplement Dated May 1, 2010
                To the following Prospectuses, as supplemented

CONSULTANT SOLUTIONS (CLASSIC, PLUS, ELITE, SELECT) PROSPECTUS DATED MAY 1, 2010
                   CONSULTANT I PROSPECTUS DATED MAY 1, 2010
                  LBL ADVANTAGE PROSPECTUS DATED MAY 1, 2004
                  CONSULTANT II PROSPECTUS DATED MAY 1, 2004
                 PREMIER PLANNER PROSPECTUS DATED MAY 1, 2004

   The following information supplements the prospectus for your variable annuity contract issued by Lincoln Benefit Life Company.

                           SUPPLEMENTAL INFORMATION
                      ABOUT LINCOLN BENEFIT LIFE COMPANY

                                     INDEX

                                                                                        PAGE
                                                                                        ----
Item 11(a)  Description of Business....................................................   1
Item 11(b)  Description of Property....................................................   3
Item 11(c)  Legal Proceedings..........................................................   3
Item 11(e)  Financial Statements and Notes to Financial Statements.....................   3
Item 11(f)  Selected Financial Data....................................................  36
Item 11(h)  Management's Discussion and Analysis of Financial Condition and Results of
              Operations...............................................................  37
Item 11(i)  Changes in and Disagreements with Accountants on Accounting and Financial
              Disclosure...............................................................  52
Item 11(j)  Quantitative and Qualitative Disclosures About Market Risk.................  52
Item 11(k)  Directors, Executive Officers, Promoters and Control Persons...............  52
Item 11(l)  Executive Compensation.....................................................  54
Item 11(m)  Security Ownership of Certain Beneficial Owners and Management.............  83
Item 11(n)  Transactions with Related Persons, Promoters and Certain Control Persons...  84
Other Information......................................................................  87
            Filing of Reports..........................................................  87
            Disclosure of Commission Position on Indemnification for Securities Act
              Liabilities..............................................................  87
            Experts....................................................................  88

ITEM 11(A). DESCRIPTION OF BUSINESS

   Lincoln Benefit Life Company ("Lincoln Benefit") was incorporated under the laws of the State of Nebraska in 1938. Lincoln Benefit is a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), a stock life insurance company incorporated under the laws of the State of Illinois. ALIC is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the "Corporation" or "Allstate"), a publicly owned holding company incorporated under the laws of the State of Delaware. The Allstate Corporation is the largest publicly held personal lines insurer in the United States. Widely known through the "You're In Good Hands With Allstate(R)" slogan, Allstate is reinventing protection and retirement to help individuals in approximately 17 million households protect what they have today and better prepare for tomorrow. Customers can access Allstate products and services such as auto insurance and homeowners insurance through more than 14,000 exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate is the 2/nd/ largest personal property and casualty insurer in the United States on the basis of

2008 statutory direct premiums earned. In addition, according to A.M. Best, it is the nation's 16/th/ largest issuer of life insurance business on the basis of 2008 ordinary life insurance in force and 17/th/ largest on the basis of 2008 statutory admitted assets.

   To achieve its goals in 2010, Allstate is focused on these priorities: improve customer loyalty, reinvent protection and retirement for the consumer, and grow its businesses.

   In our reports, we occasionally refer to statutory financial information. All domestic United States insurance companies are required to prepare statutory-basis financial statements. As a result, industry data is available that enables comparisons between insurance companies, including competitors that are not subject to the requirement to prepare financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"). We frequently use industry publications containing statutory financial information to assess our competitive position.

   We provide life insurance, retirement and investment products. Our principal products are fixed annuities, including deferred and immediate; and interest-sensitive, traditional and variable life insurance. We sell products through multiple intermediary distribution channels, including Allstate exclusive agencies and exclusive financial specialists, independent agents (including master brokerage agencies), and, through March 31, 2010, broker-dealers.

   We compete on a wide variety of factors, including the scope of our distribution systems, the type of our product offerings, the recognition of our brands, our financial strength and ratings, our differentiated product features and prices, and the level of customer service that we provide. In addition, with respect to variable life insurance products in particular, we compete on the basis of the variety of fund managers and choices of funds for our separate accounts and the management and performance of those funds within our separate accounts.

   The market for life insurance, retirement and investment products continues to be highly fragmented and competitive. As of December 31, 2009, there were approximately 480 groups of life insurance companies in the United States, most of which offered one or more similar products. In addition, because many of these products include a savings or investment component, our competition includes domestic and foreign securities firms, investment advisors, mutual funds, banks and other financial institutions. Competitive pressure continues to grow due to several factors, including cross marketing alliances between unaffiliated businesses, as well as consolidation activity in the financial services industry.

   We cede the mortality risk on certain life policies, depending upon the issue year and product, to a pool of twelve non-affiliated reinsurers. All business not reinsured to non-affiliated reinsurers is ceded to ALIC. Premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are reinsured by ALIC. Assets that support general account product liabilities are owned and managed by ALIC. We continue to have primary liability as the direct insurer for risks reinsured as ALIC's obligations under the reinsurance agreements are to us and not the contractholder.

   Separate accounts liabilities related to variable annuity and life contracts are ceded to ALIC via a 100% modified coinsurance agreement whereby assets are maintained in our legally segregated separate accounts. Contract charges assessed against the separate accounts assets and contract benefits are ceded to ALIC.

   Lincoln Benefit is subject to extensive regulation, primarily at the state level. The method, extent and substance of such regulation varies by state but generally has its source in statutes that establish standards and requirements for conducting the business of insurance and that delegate regulatory authority to a state regulatory agency. In general, such regulation is intended for the protection of those who purchase or use insurance products. These rules have a substantial effect on our business and relate to a wide variety of matters including insurance company licensing and examination, agent licensing, price setting, trade practices, policy forms, accounting methods, corporate governance, the nature and amount of investments, claims practices, participation in guaranty funds, reserve adequacy, insurer solvency, transactions with affiliates, the payment of dividends, and underwriting standards. For a discussion of statutory financial information, see Note 11 of the Financial Statements. For a discussion of regulatory contingencies, see Note 9 of the Financial Statements. Notes 9 and 11 are incorporated in this Item 11(a) by reference.

   In recent years, the state insurance regulatory framework has come under increased federal scrutiny. Legislation that would provide for increased federal regulation of insurance, including the federal chartering of insurance companies, has been proposed. Moreover, as part of an effort to strengthen the regulation of the financial services market, the federal government has proposed a set of regulatory reforms, including the establishment of an Office of National Insurance within the Treasury Department. The reforms could increase the regulation of large insurance conglomerates whose failure could pose a systemic risk to the financial system. In addition, state legislators and insurance regulators continue to examine the appropriate nature and scope of state insurance regulation. We cannot predict whether any specific state or federal measures will be adopted to change the nature or scope of the regulation of the insurance or financial services business or what effect any such measures would have on Lincoln Benefit.

ITEM 11(B). DESCRIPTION OF PROPERTY

   Lincoln Benefit occupies office space in Lincoln, Nebraska and Northbrook, Illinois that is owned by Allstate Insurance Company. Expenses associated with these facilities are allocated to us on a direct basis.

ITEM 11(C). LEGAL PROCEEDINGS

   Information required for Item 11(c) is incorporated by reference to the discussion under the headings "Regulation and Compliance" and under the heading "Legal and regulatory proceedings and inquiries" in Note 9 of the Financial Statements.

ITEM 11(E). FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         LINCOLN BENEFIT LIFE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                         YEAR ENDED DECEMBER 31,
                                                        ------------------------
                                                         2009     2008     2007
($ IN THOUSANDS)                                        ------- -------  -------
REVENUES
Net investment income.................................. $11,783 $13,940  $14,257
Realized capital gains and losses......................   1,480   5,952     (417)
                                                        ------- -------  -------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE.......  13,263  19,892   13,840
Income tax expense.....................................   4,634   6,918    4,835
                                                        ------- -------  -------
NET INCOME.............................................   8,629  12,974    9,005
                                                        ------- -------  -------
OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
Change in unrealized net capital gains and losses......   5,783  (4,351)   4,307
                                                        ------- -------  -------
COMPREHENSIVE INCOME................................... $14,412 $ 8,623  $13,312
                                                        ======= =======  =======

                      See notes to financial statements.

                         LINCOLN BENEFIT LIFE COMPANY

                       STATEMENTS OF FINANCIAL POSITION

                                                                                       DECEMBER 31,
                                                                                 -----------------------
                                                                                    2009         2008
($ IN THOUSANDS, EXCEPT PAR VALUE DATA)                                          ----------- -----------
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $299,787 and
     $229,667).................................................................. $   308,343 $   229,328
   Short-term, at fair value (amortized cost $8,557 and $80,705)................       8,557      80,703
                                                                                 ----------- -----------
       Total investments........................................................     316,900     310,031

Cash............................................................................      10,063       3,145
Reinsurance recoverable from Allstate Life Insurance Company....................  18,689,074  18,791,710
Reinsurance recoverable from non-affiliates.....................................   1,766,824   1,613,685
Other assets....................................................................     110,400     113,637
Separate accounts...............................................................   2,039,647   1,823,163
                                                                                 ----------- -----------
          TOTAL ASSETS.......................................................... $22,932,908 $22,655,371
                                                                                 =========== ===========
LIABILITIES
Contractholder funds............................................................ $17,633,027 $17,787,376
Reserve for life-contingent contract benefits...................................   2,805,387   2,581,186
Unearned premiums...............................................................      21,656      24,169
Deferred income taxes...........................................................       3,300          --
Payable to affiliates, net......................................................      14,749      36,029
Current income taxes payable....................................................       4,656       7,017
Other liabilities and accrued expenses..........................................      97,513      97,870
Separate accounts...............................................................   2,039,647   1,823,163
                                                                                 ----------- -----------
          TOTAL LIABILITIES.....................................................  22,619,935  22,356,810
                                                                                 ----------- -----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 9)

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 30 thousand shares authorized, 25 thousand shares
  issued and outstanding........................................................       2,500       2,500
Additional capital paid-in......................................................     180,000     180,000
Retained income.................................................................     124,912     116,283
Accumulated other comprehensive income (loss):
   Unrealized net capital gains and losses......................................       5,561        (222)
                                                                                 ----------- -----------
          Total accumulated other comprehensive income (loss)...................       5,561        (222)
                                                                                 ----------- -----------
          TOTAL SHAREHOLDER'S EQUITY............................................     312,973     298,561
                                                                                 ----------- -----------
          TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY............................ $22,932,908 $22,655,371
                                                                                 =========== ===========

                      See notes to financial statements.

                         LINCOLN BENEFIT LIFE COMPANY

                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                           YEAR ENDED DECEMBER 31,
                                                        ----------------------------
                                                          2009      2008      2007
($ IN THOUSANDS)                                        --------  --------  --------
COMMON STOCK........................................... $  2,500  $  2,500  $  2,500
                                                        --------  --------  --------

ADDITIONAL CAPITAL PAID-IN.............................  180,000   180,000   180,000
                                                        --------  --------  --------
RETAINED INCOME
Balance, beginning of year.............................  116,283   103,309    94,304
Net income.............................................    8,629    12,974     9,005
                                                        --------  --------  --------
Balance, end of year...................................  124,912   116,283   103,309
                                                        --------  --------  --------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance, beginning of year.............................     (222)    4,129      (178)
Change in unrealized net capital gains and losses......    5,783    (4,351)    4,307
                                                        --------  --------  --------
Balance, end of year...................................    5,561      (222)    4,129
                                                        --------  --------  --------
TOTAL SHAREHOLDER'S EQUITY............................. $312,973  $298,561  $289,938
                                                        ========  ========  ========

                      See notes to financial statements.

                         LINCOLN BENEFIT LIFE COMPANY

                           STATEMENTS OF CASH FLOWS

                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------
                                                                          2009      2008      2007
($ IN THOUSANDS)                                                       ---------  --------  --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................................ $   8,629  $ 12,974  $  9,005
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
   Amortization and other non-cash items..............................       932       143        25
   Realized capital gains and losses..................................    (1,480)   (5,952)      417
   Changes in:
       Policy benefit and other insurance reserves....................    19,349    (5,052)  (18,124)
       Income taxes...................................................    (2,174)    2,065       428
       Receivable/payable to affiliates, net..........................   (21,280)   14,117    46,902
       Other operating assets and liabilities.........................       369   (24,195)  (24,698)
                                                                       ---------  --------  --------
          Net cash provided by (used in) operating activities.........     4,345    (5,900)   13,955
                                                                       ---------  --------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities........................    46,330   101,584     5,176
Collections on fixed income securities................................    35,334     7,693    13,732
Purchases of fixed income securities..................................  (151,234)  (64,497)  (17,982)
Change in short-term investments......................................    72,143   (54,347)  (19,621)
                                                                       ---------  --------  --------
          Net cash provided by (used in) investing activities.........     2,573    (9,567)  (18,695)
                                                                       ---------  --------  --------
NET INCREASE (DECREASE) IN CASH.......................................     6,918   (15,467)   (4,740)
CASH AT BEGINNING OF YEAR.............................................     3,145    18,612    23,352
                                                                       ---------  --------  --------
CASH AT END OF YEAR................................................... $  10,063  $  3,145  $ 18,612
                                                                       =========  ========  ========

                      See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL

  BASIS OF PRESENTATION

   The accompanying financial statements include the accounts of Lincoln Benefit Life Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"). All of the outstanding common stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   To conform to the current year presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  NATURE OF OPERATIONS

   The Company sells life insurance, retirement and investment products. The principal products are fixed annuities, and interest-sensitive, traditional and variable life insurance.

   The Company is authorized to sell life insurance and retirement products in all states except New York, as well as in the District of Columbia, the U.S. Virgin Islands and Guam. For 2009, the top geographic locations for statutory premiums and annuity considerations were California, Florida, Texas and Pennsylvania. No other jurisdiction accounted for more than 5% of statutory premiums and annuity considerations. All statutory premiums and annuity considerations are ceded under reinsurance agreements. The Company distributes its products through multiple distribution channels, including Allstate exclusive agencies, which include exclusive financial specialists, independent agents (including master brokerage agencies), and, through March 31, 2010, broker-dealers.

   The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates and credit spreads. The Company also has certain exposures to changes in equity prices in its equity-indexed annuities and separate accounts liabilities, which are transferred to ALIC in accordance with reinsurance agreements. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets. This risk arises from the Company's investment in interest-sensitive assets. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from many of the Company's primary activities, as the Company invests substantial funds in spread-sensitive fixed income assets.

   The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. The Company currently benefits from agreements with financial services entities that market and distribute its products; change in control of these non-affiliated entities could negatively impact the Company's sales. Furthermore, federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures have considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the tax treatment of some insurance products offered by the Company, including favorable policyholder tax treatment currently applicable to life insurance and annuities. Legislation that reduced the federal income tax rates applicable to certain dividends and capital gains realized by individuals, or other proposals, if adopted, that reduce the taxation or permit the establishment of certain products or investments that may compete with life insurance or annuities, could have an adverse effect on the Company's and ALIC's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  INVESTMENTS

   Fixed income securities include bonds, asset-backed securities ("ABS"), residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statements of Cash Flows.

   Short-term investments, including money market funds and other short-term investments, are carried at fair value.

   Investment income consists primarily of interest and is recognized on an accrual basis using the effective yield method. Interest income for certain asset-backed securities, residential mortgage-backed securities and commercial mortgage-backed securities is determined considering estimated principal repayments obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated on a retrospective basis when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For other-than-temporarily impaired fixed income securities, the effective yield method utilizes the difference between the amortized cost basis at impairment and the cash flows expected to be collected. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable.

   Realized capital gains and losses include gains and losses on investment sales and write-downs in value due to other-than-temporary declines in fair value. Realized capital gains and losses on investment sales include calls and prepayments and are determined on a specific identification basis.

   The Company recognizes other-than-temporary impairment losses on fixed income securities when the decline in fair value is deemed other than temporary including when the Company has made the decision to sell or it is more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis. Additionally, if the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss deemed to be related to other factors and recognized in other comprehensive income ("OCI"). Fixed income securities subject to other-than-temporary impairment write-downs continue to earn investment income when future expected payments are reasonably estimable, and any discount or premium is recognized using the effective yield method over the expected life of the security; otherwise income recognition is discontinued.

  RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

   The Company has reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers (see Notes 3 and 8). Amounts reflected in the Statements of Operations and Comprehensive Income are presented net of reinsurance.

   Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

   Immediate annuities with life contingencies provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

   Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and early surrender. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

   Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

   Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed annuities are generally based on an equity index, such as the Standard & Poor's ("S&P") 500 Index.

   Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account values for contract maintenance, administration, mortality, expense and early surrender. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits.

  REINSURANCE

   The Company has reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and non-affiliated reinsurers (see Notes 3 and 8). Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. The Company regularly evaluates the financial condition of its reinsurers including their activities with respect to claim settlement practices and establishes allowances for uncollectible reinsurance as appropriate. No amounts have been deemed unrecoverable in the three years ended December 31, 2009. The Company continues to have primary liability as the direct insurer for the risks reinsured.

   Investment income earned on the assets that support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's financial statements as those assets are owned and managed by ALIC under the terms of the reinsurance agreements.

  INCOME TAXES

   The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on investments and differences in tax bases of invested assets. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized (see Note 10).

  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

   The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance and life-contingent immediate annuities, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses (see Note 7). These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration.

  CONTRACTHOLDER FUNDS

   Contractholder funds represent interest-bearing liabilities arising from the sale of products, such as interest-sensitive life and fixed annuities. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses (see Note 7). Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on variable annuity contracts.

  SEPARATE ACCOUNTS

   Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

   Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The risk and associated cost of these contract guarantees are ceded to ALIC in accordance with the reinsurance agreements.

  ADOPTED ACCOUNTING STANDARDS

  RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

   In April 2009, the FASB issued new accounting guidance for the recognition of other-than-temporary impairments ("OTTI") of debt securities. If the fair value of a debt security is less than its amortized cost basis at the reporting date, an entity shall assess whether the impairment is an OTTI. When an entity intends to sell an impaired security or more likely than not will be required to sell an impaired security before recovery of its amortized cost basis, an OTTI is recognized in earnings. If the entity does not expect to recover the entire amortized cost basis of an impaired debt security, even if it does not intend to sell the security and it is not more likely than not that it would be required to sell the security before recovery of its amortized cost basis, the entity must consider, based upon an estimate of the present value of cash flows expected to be collected on the debt security as compared to its amortized cost basis, whether a credit loss exists. The portion of the total OTTI related to a credit loss shall be recognized in earnings while the portion of the total OTTI related to factors other than credit shall be recognized in OCI. The statement of operations is required to present the total OTTI with an offset for the amount of the total OTTI that is recognized in OCI, if any. The statement disclosing accumulated other comprehensive income ("AOCI") is required to separately present amounts recognized for debt securities for which a portion of an OTTI has been recognized in earnings, if any.

   The new guidance expands disclosure requirements for both debt and equity securities and requires a more detailed, risk-oriented breakdown of security types and related information. In addition, new disclosures are required about significant inputs used in determining credit losses as well as a rollforward of credit losses, if any. The disclosures are not required for earlier periods presented for comparative purposes. The new guidance applies to existing and new investments held as of the beginning of the period of adoption.

   The Company adopted the provisions of the new guidance as of April 1, 2009. The adoption had no effect on the Company's results of operations or financial position.

  DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

   In April 2009, the FASB issued new accounting guidance relating to fair value measurements to provide additional guidance for estimating fair value when the volume and level of activity for an asset or liability have significantly decreased. Guidance on identifying circumstances that indicate a transaction is not orderly is also provided. If it is concluded that there has been a significant decrease in the volume and level of market activity for an asset or liability in relation to normal market activity, transaction or quoted prices may not be determinative of fair value and further analysis of transaction or quoted prices may be necessary. Determination of whether a transaction is orderly is based on the weight of relevant evidence.

   The disclosure requirements are expanded to include the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs during the reporting period. Disclosures of assets and liabilities measured at fair value are to be presented by major security type. Disclosures are not required for earlier periods presented for comparative purposes. Revisions resulting from a change in valuation technique or its application shall be accounted for as a change in accounting estimate and disclosed, along with the total effect of the change in valuation technique and related inputs, if practicable, by major category. The Company adopted the provisions of the new guidance as of April 1, 2009. The adoption had no effect on the Company's results of operations or financial position.

  DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

   In March 2008, the FASB issued new accounting guidance, which amends and expands the disclosure requirements for derivatives. The new disclosures are designed to enhance the understanding of how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position, results of operations, and cash flows. The standard requires quantitative disclosures about the potential cash outflows associated with the triggering of credit-risk-contingent features, if any; tabular disclosures about the classification and fair value amounts of derivative instruments reported in the statement of financial position; disclosure of the location and amount of gains and losses on derivative instruments reported in the statement of operations; and qualitative information about how and why an entity uses derivative instruments and how derivative instruments and related hedged items affect the entity's financial statements. Disclosures are not required for earlier periods presented for comparative purposes. The new guidance affects disclosures only and therefore the adoption as of March 31, 2009 had no impact on the Company's results of operations or financial position.

  PENDING ACCOUNTING STANDARD

  DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS

   In January 2010, the FASB issued new accounting guidance which expands disclosure requirements relating to fair value measurements. The guidance adds requirements for disclosing amounts of and reasons for significant transfers into and out of Levels 1 and 2 and requires gross rather than net disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. The guidance also provides clarification that fair value measurement disclosures are required for each class of assets and liabilities. Disclosures about the valuation techniques and inputs used to measure fair value for measurements that fall in either Level 2 or Level 3 are also required. The new disclosures and clarifications of existing disclosures are effective for periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements, which are required for fiscal years beginning after December 15, 2010. Disclosures are not required for earlier periods presented for comparative purposes. The new guidance affects disclosures only and therefore its adoption will have no impact on the Company's results of operations or financial position.

3. RELATED PARTY TRANSACTIONS

  BUSINESS OPERATIONS

   The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $202.9 million, $227.0 million and $202.2 million in 2009, 2008 and 2007, respectively. Of these costs, the Company retains investment related expenses on the invested assets of the Company. All other costs are ceded to ALIC under the reinsurance agreements.

  BROKER-DEALER AGREEMENTS

   The Company has a service agreement with Allstate Distributors, LLC ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets the fixed annuities sold by the Company to unaffiliated financial services firms. In return for these services, the Company recorded commission expense of $4.6 million, $5.1 million and $3.4 million for the years ended December 31, 2009, 2008 and 2007, respectively, that was ceded to ALIC under the terms of the reinsurance agreements.

   The Company receives distribution services from Allstate Financial Services, LLC ("AFS"), an affiliated broker-dealer company, for certain variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred $9.1 million, $18.4 million and $25.5 million of commission and other distribution expenses for the years ending December 31, 2009, 2008 and 2007, respectively, that were ceded to ALIC.

  REINSURANCE

   The following table summarizes amounts that were ceded to ALIC and reported net in the Statements of Operations and Comprehensive Income under the reinsurance agreements:

                                                 2009       2008       2007
  ($ IN THOUSANDS)                            ---------- ---------- ----------
  Premiums and contract charges.............. $  734,369 $  691,267 $  623,102
  Interest credited to contractholder funds,
    contract benefits and expenses...........  1,621,011  1,468,505  1,421,831

   Reinsurance recoverables due from ALIC totaled $18.69 billion and $18.79 billion as of December 31, 2009 and 2008, respectively.

  INCOME TAXES

   The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 10).

  INTERCOMPANY LOAN AGREEMENT

   The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Corporation may use commercial paper borrowings, bank lines of credit and repurchase agreements to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement at December 31, 2009 and 2008.

4. INVESTMENTS

  FAIR VALUES

   The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

                                                    GROSS UNREALIZED
                                          AMORTIZED --------------    FAIR
                                            COST    GAINS    LOSSES   VALUE
   ($ IN THOUSANDS)                       --------- ------  -------  --------
   AT DECEMBER 31, 2009
   U.S. government and agencies.......... $ 79,982  $1,852  $  (283) $ 81,551
   Municipal.............................    2,999      96       --     3,095
   Corporate.............................  131,466   6,192      (85)  137,573
   RMBS..................................   66,326   1,733      (84)   67,975
   CMBS..................................   10,520      57     (873)    9,704
   ABS...................................    8,494      --      (49)    8,445
                                          --------  ------  -------  --------
      Total fixed income securities...... $299,787  $9,930  $(1,374) $308,343
                                          ========  ======  =======  ========
   AT DECEMBER 31, 2008
   U.S. government and agencies.......... $ 75,374  $3,700  $  (258) $ 78,816
   Municipal.............................      502      --       (3)      499
   Corporate.............................   77,192     603   (2,092)   75,703
   RMBS..................................   46,720   1,680      (49)   48,351
   CMBS..................................   22,896      --   (3,936)   18,960
   ABS...................................    6,983      20       (4)    6,999
                                          --------  ------  -------  --------
      Total fixed income securities...... $229,667  $6,003  $(6,342) $229,328
                                          ========  ======  =======  ========

  SCHEDULED MATURITIES

   The scheduled maturities for fixed income securities are as follows at December 31, 2009:

                                                      AMORTIZED  FAIR
                                                        COST     VALUE
        ($ IN THOUSANDS)                              --------- --------
        Due in one year or less...................... $ 16,527  $ 16,729
        Due after one year through five years........  133,714   138,059
        Due after five years through ten years.......   63,046    65,915
        Due after ten years..........................   11,680    11,220
                                                      --------  --------
                                                       224,967   231,923
        RMBS and ABS.................................   74,820    76,420
                                                      --------  --------
           Total..................................... $299,787  $308,343
                                                      ========  ========

   Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on RMBS and ABS, they are not categorized by contractual maturity. The CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk.

  NET INVESTMENT INCOME

   Net investment income for the years ended December 31 is as follows:

                                               2009     2008     2007
         ($ IN THOUSANDS)                    -------  -------  -------
         Fixed income securities............ $12,098  $13,302  $13,533
         Short-term and other investments...     107      992    1,117
                                             -------  -------  -------
            Investment income, before
              expense.......................  12,205   14,294   14,650
            Investment expense..............    (422)    (354)    (393)
                                             -------  -------  -------
                Net investment income....... $11,783  $13,940  $14,257
                                             =======  =======  =======

  REALIZED CAPITAL GAINS AND LOSSES

   The Company recognized net realized capital gains of $1.5 million and $6.0 million in 2009 and 2008, respectively, and net realized capital losses of $417 thousand in 2007. Realized capital gains and losses in 2009 did not include any other-than-temporary impairment losses and therefore, none were included in other comprehensive income. No other-than-temporary impairment losses are included in accumulated other comprehensive income as of December 31, 2009.

   Gross gains of $1.5 million and $8.2 million were realized on sales of fixed income securities during 2009 and 2008, respectively. There were no gross gains realized on sales of fixed income securities in 2007. Gross losses of $3 thousand and $32 thousand were realized on sales of fixed income securities during 2009 and 2007, respectively. There were no gross losses realized on sales of fixed income securities in 2008.

  UNREALIZED NET CAPITAL GAINS AND LOSSES

   Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

                                                                  GROSS UNREALIZED
                                                          FAIR    --------------   UNREALIZED NET
                                                          VALUE   GAINS    LOSSES  GAINS (LOSSES)
($ IN THOUSANDS)                                         -------- ------  -------  --------------
AT DECEMBER 31, 2009
Fixed income securities................................. $308,343 $9,930  $(1,374)    $ 8,556
Short-term investments..................................    8,557     --       --          --
                                                                                      -------
   Unrealized net capital gains and losses, pre-tax.....                                8,556
   Deferred income taxes................................                               (2,995)
                                                                                      -------
   Unrealized net capital gains and losses, after-tax...                              $ 5,561
                                                                                      =======

                                                                  GROSS UNREALIZED
                                                          FAIR    --------------   UNREALIZED NET
                                                          VALUE   GAINS    LOSSES  GAINS (LOSSES)
                                                         -------- ------  -------  --------------
AT DECEMBER 31, 2008
Fixed income securities................................. $229,328 $6,003  $(6,342)    $  (339)
Short-term investments..................................   80,703     --       (2)         (2)
                                                                                      -------
   Unrealized net capital gains and losses, pre-tax.....                                 (341)
   Deferred income taxes................................                                  119
                                                                                      -------
   Unrealized net capital gains and losses, after-tax...                              $  (222)
                                                                                      =======

  CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

   The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

                                                           2009     2008     2007
($ IN THOUSANDS)                                         -------  -------  -------
Fixed income securities................................. $ 8,895  $(6,691) $ 6,625
Short-term investments..................................       2       (2)      --
                                                         -------  -------  -------
   Total................................................   8,897   (6,693)   6,625
Deferred income taxes...................................  (3,114)   2,342   (2,318)
                                                         -------  -------  -------
Increase (decrease) in unrealized net capital gains and
  losses................................................ $ 5,783  $(4,351) $ 4,307
                                                         =======  =======  =======

  PORTFOLIO MONITORING

   The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.

   For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made a decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is deemed other than temporary and is recorded in earnings.

   If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the

Company evaluates if it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security by comparing the estimated recovery value calculated by discounting the best estimate of future cash flows at the security's original or current effective rate, as appropriate, with the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss deemed to be related to other factors and recognized in OCI.

   The Company's portfolio monitoring process includes a quarterly review of all securities through a screening process which identifies instances where the fair value compared to amortized cost is below established thresholds, and also includes the monitoring of other criteria such as ratings, ratings downgrades or payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company's evaluation of other-than-temporary impairment for these fixed income securities are assumptions and estimates about the financial condition of the issue or issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the length of time and extent to which the fair value has been less than amortized cost; 2) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; and 3) the specific reasons that a security is in a significant unrealized loss position, including overall market conditions which could affect liquidity.

   The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position.

                                     LESS THAN 12 MONTHS           12 MONTHS OR MORE
                                 ---------------------------  --------------------------    TOTAL
                                  NUMBER    FAIR   UNREALIZED  NUMBER   FAIR   UNREALIZED UNREALIZED
                                 OF ISSUES  VALUE    LOSSES   OF ISSUES VALUE    LOSSES     LOSSES
($ IN THOUSANDS)                 --------- ------- ---------- --------- ------ ---------- ----------
AT DECEMBER 31, 2009
U.S. government and agencies....     2     $41,469  $  (283)     --     $   --  $    --    $  (283)
Corporate.......................     5      11,269      (71)      1      3,485      (14)       (85)
RMBS............................     1       4,543      (84)     --         --       --        (84)
CMBS............................     2       3,475      (27)      1      1,158     (846)      (873)
ABS.............................     1       8,445      (49)     --         --       --        (49)
                                    --     -------  -------      --     ------  -------    -------
   Total........................    11     $69,201  $  (514)      2     $4,643  $  (860)   $(1,374)
                                    ==     =======  =======      ==     ======  =======    =======
AT DECEMBER 31, 2008
U.S. government and agencies....     1     $30,731  $  (258)     --     $   --  $    --    $  (258)
Municipal.......................     1         499       (3)     --         --       --         (3)
Corporate.......................    24      47,272   (1,691)      4      4,982     (401)    (2,092)
RMBS............................     1       1,119      (49)     --         --       --        (49)
CMBS............................     9      18,337   (2,555)      1        623   (1,381)    (3,936)
ABS.............................     1         997       (4)     --         --       --         (4)
                                    --     -------  -------      --     ------  -------    -------
   Total........................    37     $98,955  $(4,560)      5     $5,605  $(1,782)   $(6,342)
                                    ==     =======  =======      ==     ======  =======    =======

   At December 31, 2009, $529 thousand of unrealized losses are related to fixed income securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. All of the unrealized losses are related to investment grade fixed income securities. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from Standard & Poors, Fitch, Dominion or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available, which is consistent with the National Association of Insurance Commissioners ("NAIC") rating. Unrealized losses on investment grade securities are principally related to rising interest rates or changes in credit spreads since the securities were acquired.

   As of December 31, 2009, the remaining $845 thousand of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost. These unrealized losses were evaluated based on factors such as discounted cash flows, the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations, such as recent financings or bank loans, cash flows from operations or collateral.

   As of December 31, 2009, the Company has not made a decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

  OTHER INVESTMENT INFORMATION

   At December 31, 2009, fixed income securities and short-term investments with a carrying value of $9.8 million were on deposit with regulatory authorities as required by law.

5. FAIR VALUE OF ASSETS AND LIABILITIES

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies.

   The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

LEVEL 1:Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

LEVEL 2:Assets and liabilities whose values are based on the following:

       a) Quoted prices for similar assets or liabilities in active markets;

       b) Quoted prices for identical or similar assets or liabilities in markets that are not active; or

       c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

LEVEL 3:Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the assets and liabilities.

   The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2, or from Level 2 to Level 3. As of December 31, 2009, 10.3% of total assets are measured at fair value and 1.0% of total liabilities are measured at fair value.

  SUMMARY OF SIGNIFICANT VALUATION TECHNIQUES FOR ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

  Level 1 measurements

    . Fixed income securities: Comprise U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

    . Short-term: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

    . Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

  Level 2 measurements

    .  Fixed income securities:

       U.S. GOVERNMENT AND AGENCIES: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

       MUNICIPAL: Externally rated municipals are valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

       CORPORATE, INCLUDING PRIVATELY PLACED: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active. Also includes privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

       RMBS; ABS: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

       CMBS: Valuation is principally based on inputs including quoted prices for identical or similar assets in markets that are not active.

    . Short-term: Valued based on quoted prices for identical or similar assets in markets that are not active or amortized cost.

    . Contractholder funds: Derivatives embedded in certain annuity contracts are valued based on internal models that rely on inputs such as interest rate yield curves and equity index volatility assumptions that are market observable for substantially the full term of the contract. The valuation techniques are widely accepted in the financial services industry and do not include significant judgment.

  Level 3 measurements

    .  Fixed income securities:

       CORPORATE: Valued based on models that are widely accepted in the financial services industry with certain inputs to the valuation model that are significant to the valuation, but are not market observable.

       CMBS: Valued based on inputs including quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, certain CMBS are categorized as Level 3.

       Contractholder funds: Derivatives embedded in certain annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models use stochastically determined cash flows based on the contractual elements of embedded derivatives and other applicable market data. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

   The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2009:

                                                       QUOTED PRICES   SIGNIFICANT
                                                         IN ACTIVE        OTHER    SIGNIFICANT
                                                        MARKETS FOR    OBSERVABLE  UNOBSERVABLE BALANCE AS OF
                                                      IDENTICAL ASSETS   INPUTS       INPUTS    DECEMBER 31,
                                                         (LEVEL 1)      (LEVEL 2)   (LEVEL 3)       2009
($ IN THOUSANDS)                                      ---------------- ----------- ------------ -------------
ASSETS:
   Fixed income securities:
       U.S. government and agencies..................    $   29,273     $  52,278    $     --    $   81,551
       Municipal.....................................            --         3,095          --         3,095
       Corporate.....................................            --       136,484       1,089       137,573
       RMBS..........................................            --        67,975          --        67,975
       CMBS..........................................            --         8,546       1,158         9,704
       ABS...........................................            --         8,445          --         8,445
                                                         ----------     ---------    --------    ----------
          Total fixed income securities..............        29,273       276,823       2,247       308,343
   Short-term investments............................         8,507            50          --         8,557
   Separate account assets...........................     2,039,647            --          --     2,039,647
                                                         ----------     ---------    --------    ----------
       TOTAL RECURRING BASIS ASSETS..................     2,077,427       276,873       2,247     2,356,547
                                                         ----------     ---------    --------    ----------
TOTAL ASSETS AT FAIR VALUE...........................    $2,077,427     $ 276,873    $  2,247    $2,356,547
                                                         ==========     =========    ========    ==========
% of total assets at fair value......................          88.2%         11.7%        0.1%        100.0%

LIABILITIES:
   Contractholder funds:
       Derivatives embedded in annuity contracts.....    $       --     $(199,765)   $(15,526)   $ (215,291)
                                                         ----------     ---------    --------    ----------
TOTAL LIABILITIES AT FAIR VALUE......................    $       --     $(199,765)   $(15,526)   $ (215,291)
                                                         ==========     =========    ========    ==========
% of total liabilities at fair value.................           -- %         92.8%        7.2%        100.0%

   The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2008:

                                                       QUOTED PRICES   SIGNIFICANT
                                                         IN ACTIVE        OTHER    SIGNIFICANT
                                                        MARKETS FOR    OBSERVABLE  UNOBSERVABLE BALANCE AS OF
                                                      IDENTICAL ASSETS   INPUTS       INPUTS    DECEMBER 31,
                                                         (LEVEL 1)      (LEVEL 2)   (LEVEL 3)       2008
($ IN THOUSANDS)                                      ---------------- ----------- ------------ -------------
ASSETS:
   Fixed income securities:
       U.S. government and agencies..................    $   48,085     $ 30,731     $     --    $   78,816
       Municipal.....................................            --          499           --           499
       Corporate.....................................            --       74,396        1,307        75,703
       RMBS..........................................            --       48,351           --        48,351
       CMBS..........................................            --       18,960           --        18,960
       ABS...........................................            --          997        6,002         6,999
                                                         ----------     --------     --------    ----------
          Total fixed income securities..............        48,085      173,934        7,309       229,328
   Short-term investments............................        30,657       50,046           --        80,703
   Separate account assets...........................     1,823,163           --           --     1,823,163
                                                         ----------     --------     --------    ----------
       TOTAL RECURRING BASIS ASSETS..................     1,901,905      223,980        7,309     2,133,194
                                                         ----------     --------     --------    ----------
TOTAL ASSETS AT FAIR VALUE...........................    $1,901,905     $223,980     $  7,309    $2,133,194
                                                         ==========     ========     ========    ==========
% of total assets at fair value......................          89.2%        10.5%         0.3%        100.0%

LIABILITIES:
   Contractholder funds:
       Derivatives embedded in annuity contracts.....    $       --     $(33,466)    $(36,544)   $  (70,010)
                                                         ----------     --------     --------    ----------
TOTAL LIABILITIES AT FAIR VALUE......................    $       --     $(33,466)    $(36,544)   $  (70,010)
                                                         ==========     ========     ========    ==========
% of total liabilities at fair value.................           -- %        47.8%        52.2%        100.0%

   When the inputs used to measure fair value fall into different levels of the fair value hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement in its entirety. Thus, a Level 3 fair value measurement may include inputs that are observable (Level 1 or Level 2) and unobservable (Level 3).

   The following table provides a summary of changes in fair value during the year ended December 31, 2009 of Level 3 assets and liabilities held at fair value on a recurring basis. Net transfers in and/or out of Level 3 are reported as having occurred at the beginning of the quarter the transfer occurred; therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the table below.

                                                                                                                     TOTAL
                                                                                                                 GAINS (LOSSES)
                                           TOTAL REALIZED AND UNREALIZED                                          INCLUDED IN
                                           GAINS (LOSSES) INCLUDED IN:     PURCHASES,                              NET INCOME
                                           ----------------------------      SALES,                              FOR ASSETS AND
                                BALANCE                      OCI ON        ISSUANCES       NET        BALANCE     LIABILITIES
                                 AS OF                    STATEMENT OF        AND      TRANSFERS IN    AS OF     STILL HELD AT
                              DECEMBER 31,    NET          FINANCIAL      SETTLEMENTS, AND/OR (OUT) DECEMBER 31,  DECEMBER 31,
                                  2008     INCOME/(1)/      POSITION          NET       OF LEVEL 3      2009       2009/(2)/
($ IN THOUSANDS)              ------------ ----------     ------------    ------------ ------------ ------------ --------------
ASSETS
  Fixed income securities:
   Corporate.................   $  1,307    $    (2)          $ 96          $  (216)       $(96)      $  1,089      $    (2)
   CMBS......................         --         --            535               --         623          1,158           --
   ABS.......................      6,002        288            (19)          (6,271)         --             --           --
                                --------    -------           ----          -------        ----       --------      -------
   TOTAL RECURRING LEVEL 3
    ASSETS...................   $  7,309    $   286           $612          $(6,487)       $527       $  2,247      $    (2)
                                ========    =======           ====          =======        ====       ========      =======
LIABILITIES
  Contractholder funds:
   Derivatives embedded in
    annuity contracts........   $(36,544)   $19,984           $ --          $ 1,034        $ --       $(15,526)     $19,984
                                --------    -------           ----          -------        ----       --------      -------
   TOTAL RECURRING LEVEL 3
    LIABILITIES..............   $(36,544)   $19,984           $ --          $ 1,034        $ --       $(15,526)     $19,984
                                ========    =======           ====          =======        ====       ========      =======

--------
(1)The amount above attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as follows: $288 thousand in realized capital gains and losses, and $(2) thousand in net investment income. The amount above attributable to derivatives embedded in annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.
(2)The amount above attributable to fixed income securities is reported as a component of net investment income in the Statements of Operations and Comprehensive Income. The amount above attributable to derivatives embedded in annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.

   The following table provides a summary of changes in fair value during the year ended December 31, 2008 of Level 3 assets and liabilities held at fair value on a recurring basis.

                                                                                                     TOTAL
                                                                                                 GAINS (LOSSES)
                                                                                                  INCLUDED IN
                                        TOTAL REALIZED AND UNREALIZED                              NET INCOME
                                        GAINS (LOSSES) INCLUDED IN:     PURCHASES,                 FOR ASSETS
                                        ----------------------------      SALES,                      AND
                              BALANCE                      OCI ON       ISSUANCES     BALANCE     LIABILITIES
                               AS OF                    STATEMENT OF       AND         AS OF     STILL HELD AT
                             JANUARY 1,     NET          FINANCIAL     SETTLEMENTS, DECEMBER 31,  DECEMBER 31,
                                2008     INCOME/(1)/      POSITION         NET          2008       2008/(2)/
($ IN THOUSANDS)             ---------- -----------     ------------   ------------ ------------ --------------
ASSETS
 Fixed income securities:
   Corporate................  $ 1,500    $     (1)         $  --         $  (192)     $  1,307      $     (2)
   ABS......................   10,484         181           (434)         (4,229)        6,002            (1)
                              -------    --------          -----         -------      --------      --------
   TOTAL RECURRING LEVEL 3
     ASSETS.................  $11,984    $    180          $(434)        $(4,421)     $  7,309      $     (3)
                              =======    ========          =====         =======      ========      ========
LIABILITIES
 Contractholder funds:
   Derivatives embedded in
     annuity contracts......  $  (256)   $(36,498)         $  --         $   210      $(36,544)     $(36,498)
                              -------    --------          -----         -------      --------      --------
   TOTAL RECURRING LEVEL 3
     LIABILITIES............  $  (256)   $(36,498)         $  --         $   210      $(36,544)     $(36,498)
                              =======    ========          =====         =======      ========      ========

--------
(1)The amount above attributable to fixed income securities is reported in the Statements of Operations and Comprehensive Income as follows: $185 thousand in realized capital gains and losses, and $(5) thousand in net investment income. The amount above attributable to derivatives embedded in annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.
(2)The amount above attributable to fixed income securities is reported as a component of net investment income in the Statements of Operations and Comprehensive Income. The amount above attributable to derivatives embedded in annuity contracts is reported as a component of contract benefits and is ceded in accordance with the Company's reinsurance agreements.

   As of December 31, 2009 and 2008, financial instruments not carried at fair value included contractholder funds on investment contracts. The carrying value and fair value of contractholder funds on investment contracts were $13.64 billion and $12.64 billion, respectively, as of December 31, 2009 and were $14.08 billion and $12.67 billion, respectively, as of December 31, 2008.

   The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk.

6. DERIVATIVE FINANCIAL INSTRUMENTS

   The Company has derivatives embedded in non-derivative "host" contracts, which are required to be separated from the host contracts and accounted for at fair value as derivative instruments. The Company does not use derivatives for trading purposes. The Company's embedded derivatives are equity options in annuity product contracts, which provide equity returns to contractholders; and guaranteed minimum accumulation and withdrawal benefits related to the Company's variable annuity contracts.

   The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statements of Financial Position at December 31, 2009.

                                                                     VOLUME-      FAIR
                                                 BALANCE SHEET       NOTIONAL    VALUE,   GROSS   GROSS
                                                    LOCATION          AMOUNT      NET     ASSET LIABILITY
($ IN THOUSANDS)                              --------------------- ---------- ---------  ----- ---------
DERIVATIVES NOT DESIGNATED AS ACCOUNTING
  HEDGING INSTRUMENTS
   EMBEDDED DERIVATIVE FINANCIAL
     INSTRUMENTS
       Equity index options in life and
         annuity product contracts........... Contractholder funds  $4,018,238 $(199,765)  $--  $(199,765)
       Guaranteed accumulation
         benefits............................ Contractholder funds     237,005   (13,690)   --    (13,690)
       Guaranteed withdrawal benefits........ Contractholder funds      37,835    (1,836)   --     (1,836)
                                                                    ---------- ---------   ---  ---------
TOTAL DERIVATIVES............................                       $4,293,078 $(215,291)  $--  $(215,291)
                                                                    ========== =========   ===  =========

   The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2008.

                                                                               CARRYING VALUE
                                                       NOTIONAL    FAIR    -----------------
                                                        AMOUNT     VALUE   ASSETS (LIABILITIES)
($ IN THOUSANDS)                                      ---------- --------  ------ -------------
EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
   Equity index options in life and annuity product
     contracts....................................... $3,827,332 $(33,466)  $--     $(33,466)
   Guaranteed accumulation benefits..................    218,234  (31,020)   --      (31,020)
   Guaranteed withdrawal benefits....................     36,605   (5,524)   --       (5,524)
                                                      ---------- --------   ---     --------
TOTAL DERIVATIVES.................................... $4,082,171 $(70,010)  $--     $(70,010)/(1)/
                                                      ========== ========   ===     ========

--------
(1)Presented in the Statements of Financial Position as contractholder funds.

   Losses from valuation on embedded derivative financial instruments recorded in contract benefits for the year ended December 31, 2009 were $145.3 million, which in turn were ceded to ALIC.

  OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

   There were no off-balance-sheet financial instruments at December 31, 2009 or 2008.

7. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

   At December 31, the reserve for life-contingent contract benefits consists of the following:

                                                        2009       2008
     ($ IN THOUSANDS)                                ---------- ----------
     Traditional life............................... $1,280,461 $1,169,049
     Immediate fixed annuities......................    686,057    700,935
     Accident and health............................    831,211    705,785
     Other..........................................      7,658      5,417
                                                     ---------- ----------
        Total reserve for life-contingent contract
          benefits.................................. $2,805,387 $2,581,186
                                                     ========== ==========

   The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

PRODUCT                       MORTALITY          INTEREST RATE      ESTIMATION METHOD
-------                  -------------------- -------------------  -------------------
Traditional life         Actual company       Interest rate        Net level premium
insurance                experience plus      assumptions range    reserve method
                         loading              from 4.0% to 8.0%    using the Company's
                                                                   withdrawal
                                                                   experience rates

Immediate fixed          1983 individual      Interest rate        Present value of
annuities                annuity mortality    assumptions range    expected future
                         table with internal  from 2.3% to 8.8%    benefits based on
                         modifications; 1983                       historical
                         individual annuity                        experience
                         mortality table;
                         Annuity 2000
                         mortality table
                         with internal
                         modifications

Accident and health      Actual company                            Unearned premium;
                         experience plus                           additional contract
                         loading                                   reserves for
                                                                   mortality risk

Other:

   Variable annuity                           Interest rate        Projected benefit
   guaranteed minimum    100% of Annuity      assumptions range    ratio applied to
   death benefits        2000 mortality table from 4.5% to 5.5%    cumulative
                                                                   assessments

   At December 31, contractholder funds consist of the following:

                                                   2009        2008
         ($ IN THOUSANDS)                       ----------- -----------
         Interest-sensitive life insurance..... $ 3,844,319 $ 3,572,143
         Investment contracts:
            Fixed annuities....................  13,675,700  14,103,390
            Other investment contracts.........     113,008     111,843
                                                ----------- -----------
                Total contractholder funds..... $17,633,027 $17,787,376
                                                =========== ===========

   The following table highlights the key contract provisions relating to contractholder funds:

                                               WITHDRAWAL/SURRENDER
PRODUCT                     INTEREST RATE            CHARGES
-------                  --------------------  --------------------
Interest-sensitive       Interest rates        Either a percentage
life insurance           credited range from   of account balance
                         3.0% to 6.0%          or dollar amount
                                               grading off
                                               generally over 20
                                               years

Fixed annuities          Interest rates        Either a declining
                         credited range from   or a level
                         1.5% to 8.8% for      percentage charge
                         immediate annuities   generally over nine
                         and 0% to 16.0% for   years or less.
                         other fixed           Additionally,
                         annuities (which      approximately 22.1%
                         include               of fixed annuities
                         equity-indexed        are subject to
                         annuities whose       market value
                         returns are indexed   adjustment for
                         to the S&P 500)       discretionary
                                               withdrawals.

Other investment
contracts:
                         Interest rates used   Withdrawal and
   Guaranteed            in establishing       surrender charges
   minimum income,       reserves range from   are based on the
   accumulation and      1.8% to 10.3%         terms of the related
   withdrawal                                  interest-sensitive
   benefits on                                 life insurance or
   variable                                    fixed annuity
   annuities and                               contract.
   secondary
   guarantees on
   interest-sensitive
   life insurance
   and fixed
   annuities

   Contractholder funds activity for the years ended December 31 is as follows:

                                                    2009         2008
       ($ IN THOUSANDS)                         -----------  -----------
       Balance, beginning of year.............. $17,787,376  $17,820,885
       Deposits................................   1,751,516    2,148,361
       Interest credited.......................     821,046      528,493
       Benefits................................    (523,905)    (552,047)
       Surrenders and partial withdrawals......  (1,826,122)  (1,855,296)
       Contract charges........................    (417,398)    (367,880)
       Net transfers from separate accounts....      14,400       18,595
       Other adjustments.......................      26,114       46,265
                                                -----------  -----------
       Balance, end of year.................... $17,633,027  $17,787,376
                                                ===========  ===========

   The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

                                                              DECEMBER 31,
                                                           -------------------
                                                             2009      2008
  ($ IN MILLIONS)                                          --------- ---------
  IN THE EVENT OF DEATH
     Separate account value............................... $ 1,405.4 $ 1,327.3
     Net amount at risk/(1)/.............................. $   213.1 $   455.0
     Average attained age of contractholders..............  57 years  56 years

  AT ANNUITIZATION
     Separate account value............................... $   263.7 $   233.4
     Net amount at risk/(2)/.............................. $    75.9 $   139.8
     Weighted average waiting period until annuitization
       options available..................................   3 years   4 years

  FOR CUMULATIVE PERIODIC WITHDRAWALS
     Separate account value............................... $    37.8 $    36.6
     Net amount at risk/(3)/.............................. $     0.6 $     5.0

  ACCUMULATION AT SPECIFIED DATES
     Separate account value............................... $   236.8 $   218.0
     Net amount at risk/(4)/.............................. $    26.9 $    52.9
     Weighted average waiting period until guarantee
       date...............................................  10 years  10 years

--------
(1)Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
(2)Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance at the balance sheet date.
(4)Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

   As of December 31, 2009, liabilities for guarantees related to death, income, accumulation and withdrawal benefits were $65.9 million, $38.6 million, $13.7 million and $2.4 million, respectively. As of December 31, 2008, liabilities for guarantees related to death, income, accumulation and withdrawal benefits were $48.4 million, $32.3 million, $31.0 million and $5.5 million, respectively.

8. REINSURANCE

   The Company has reinsurance agreements under which it reinsures all of its business to ALIC or other non-affiliated reinsurers. Under the agreements, premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are reinsured. The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company cedes a portion of the mortality risk on certain life policies to a pool of twelve non-affiliated reinsurers. The Company continues to have primary liability as the direct insurer for risks reinsured.

   Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. At December 31, 2009, 91.4% of the total reinsurance recoverables were related to ALIC and 8.6% were related to non-affiliated reinsurers. At both December 31, 2009 and 2008, 97% of the Company's non-affiliated reinsurance recoverables are due from companies rated A or better by S&P.

   The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

                                             2009        2008        2007
   ($ IN THOUSANDS)                       ----------  ----------  ----------
   PREMIUMS AND CONTRACT CHARGES
   Direct................................ $1,194,526  $1,138,747  $1,038,671
   Assumed...............................      7,849       8,576       9,132
   Ceded:
      Affiliate..........................   (734,369)   (691,267)   (623,102)
      Non-affiliate......................   (468,006)   (456,056)   (424,701)
                                          ----------  ----------  ----------
   Premiums and contract charges, net of
     reinsurance......................... $       --  $       --  $       --
                                          ==========  ==========  ==========

   The effects of reinsurance on interest credited to contractholder funds, contract benefits and expenses for the years ended December 31 are as follows:

                                                2009         2008         2007
($ IN THOUSANDS)                            -----------  -----------  -----------
INTEREST CREDITED TO CONTRACTHOLDER FUNDS,
  CONTRACT BENEFITS AND EXPENSES
Direct..................................... $ 2,159,262  $ 2,065,299  $ 1,964,326
Assumed....................................      11,101        8,922       10,473
Ceded:
   Affiliate...............................  (1,621,011)  (1,468,505)  (1,421,831)
   Non-affiliate...........................    (549,352)    (605,716)    (552,968)
                                            -----------  -----------  -----------
Interest credited to contractholder funds,
  contract benefits and expenses, net of
  reinsurance.............................. $        --  $        --  $        --
                                            ===========  ===========  ===========

9. COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

  GUARANTEES

   In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

   The aggregate liability balance related to all guarantees was not material as of December 31, 2009.

  REGULATION AND COMPLIANCE

   The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company's business, if any, are uncertain.

  LEGAL AND REGULATORY PROCEEDINGS AND INQUIRIES

   BACKGROUND

   The Company and certain affiliates are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" subsection below, please note the following:

    . These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; the fact that some of the lawsuits involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute and therefore unclear; and the current challenging legal environment faced by large corporations and insurance companies.

    . The outcome of these matters may be affected by decisions, verdicts, and settlements, and the timing of such decisions, verdicts, and settlements, in other individual and class action lawsuits that involve the Company, other insurers, or other entities and by other legal, governmental, and regulatory actions that involve the Company, other insurers, or other entities. The outcome may also be affected by future state or federal legislation, the timing or substance of which cannot be predicted.

    . In the lawsuits, plaintiffs seek a variety of remedies including equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought include punitive damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. In the Company's experience, when specific monetary demands are made in pleadings, they bear little relation to the ultimate loss, if any, to the Company.

    . In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

    . For the reasons specified above, it is often not possible to make meaningful estimates of the amount or range of loss that could result from the matters described below in the "Proceedings" subsection. The Company reviews these matters on an ongoing basis and follows appropriate accounting guidance when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

    . Due to the complexity and scope of the matters disclosed in the "Proceedings" subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be reasonably predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved, if any, and may be material to the Company's operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below, as they are resolved over time, is not likely to have a material adverse effect on the financial position of the Company.

   PROCEEDINGS

   Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided in the following paragraph.

   AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters are in various stages of development.

    . These matters include a lawsuit filed in 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws (the "EEOC I" suit) and a class action filed in 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in Employment Act ("ADEA"), breach of contract and ERISA violations (the "Romero I" suit). In 2004, in the consolidated EEOC I and Romero I litigation, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to AIC "any and all benefits received by the [agent] in exchange for signing the release." The court also stated that, "on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs asked the court to clarify and/or reconsider its memorandum and order and in January 2007, the judge denied their request. In June 2007, the court granted AIC's motions for summary judgment. Following plaintiffs' filing of a notice of appeal, the U.S. Court of Appeals for the Third Circuit ("Third Circuit") issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Third Circuit along with the merits of the appeal. In July 2009, the Third Circuit vacated the decision which granted AIC's summary judgment motions, remanded the cases to the trial court for additional discovery, and directed that the cases be reassigned to another trial court judge.

    . A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, including a worker classification issue. These plaintiffs are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice by the trial court, was the subject of further proceedings on appeal, and was reversed and remanded to the trial court in 2005. In June 2007, the court granted AIC's motion to dismiss the case. Following plaintiffs' filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Third Circuit along with the merits of the appeal. In July 2009, the Third Circuit vacated the decision which granted AIC's motion to dismiss the case, remanded the case to the trial court for additional discovery, and directed that the case be reassigned to another trial court judge.

   In all of these various matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization.

   OTHER MATTERS

   Various other legal, governmental, and regulatory actions, including state market conduct exams, and other governmental and regulatory inquiries are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and other types of proceedings, some of which involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The outcome of these disputes is currently unpredictable. However, based on information currently known to it and the existence of the reinsurance agreements with ALIC, management believes that the ultimate outcome of all matters described in this "Other Matters" subsection, in excess of amounts currently reserved, if any, as they are resolved over time is not likely to have a material effect on the operating results, cash flows or financial position of the Company.

10. INCOME TAXES

   The Company joins the Corporation and its other domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company also has a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and costs related to such reinsurance. Effectively, these agreements result in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

   The Internal Revenue Service ("IRS") is currently examining the Allstate Group's 2007 and 2008 federal income tax returns. The IRS has completed its examination of the Allstate Group's federal income tax returns filed for 2005-2006 and the case is under consideration at the IRS Appeals Office. The Allstate Group's tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

   The Company had no liability for unrecognized tax benefits at December 31, 2009 or 2008, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

   The components of the deferred income tax assets and liabilities at December 31 are as follows:

                                                        2009    2008
          ($ IN THOUSANDS)                            -------  -----
          DEFERRED ASSETS
          Unrealized net capital losses.............. $    --  $ 119
          Other assets...............................      --     20
                                                      -------  -----
             Total deferred assets...................      --    139
                                                      -------  -----
          DEFERRED LIABILITIES
          Unrealized net capital gains...............  (2,995)    --
          Difference in tax bases of investments.....    (118)  (139)
          Other liabilities..........................    (187)    --
                                                      -------  -----
             Total deferred liabilities..............  (3,300)  (139)
                                                      -------  -----
                 Net deferred liabilities............ $(3,300) $  --
                                                      =======  =====

   The components of income tax expense for the years ended December 31 are as follows:

                                               2009   2008    2007
             ($ IN THOUSANDS)                 ------ ------  ------
             Current......................... $4,447 $7,054  $4,810
             Deferred........................    187   (136)     25
                                              ------ ------  ------
                Total income tax expense..... $4,634 $6,918  $4,835
                                              ====== ======  ======

   The Company paid income taxes of $6.8 million, $4.9 million and $4.4 million in 2009, 2008 and 2007, respectively.

   A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                                2009  2008  2007
                                                ----  ----  ----
               Statutory federal income tax
                 rate.......................... 35.0% 35.0% 35.0%
               Other........................... (0.1) (0.2) (0.1)
                                                ----  ----  ----
               Effective income tax rate....... 34.9% 34.8% 34.9%
                                                ====  ====  ====

11. STATUTORY FINANCIAL INFORMATION

   The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska. The State of Nebraska requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Nebraska Insurance Commissioner. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

   Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

   Statutory net income for 2009, 2008, and 2007 was $8.5 million, $7.8 million and $9.1 million, respectively. Statutory capital and surplus was $306.0 million and $278.8 million as of December 31, 2009 and 2008, respectively.

  DIVIDENDS

   The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. Based on the Company's statutory capital and surplus as of December 31, 2009, the maximum amount of dividends that the Company can distribute during 2010 without prior approval of the Nebraska Department of Insurance is $30.6 million. The Company did not pay any dividends in 2009.

12. OTHER COMPREHENSIVE INCOME

   The components of other comprehensive income (loss) on a pre-tax and after-tax basis for the years ended December 31 are as follows:

                                                                            2009
                                                                 --------------------------
                                                                 PRE-TAX    TAX    AFTER-TAX
($ IN THOUSANDS)                                                 -------  -------  ---------
Unrealized net holding gains arising during the period.......... $10,135  $(3,547)  $ 6,588
Less: reclassification adjustment of realized capital gains and
  losses........................................................   1,238     (433)      805
                                                                 -------  -------   -------
Unrealized net capital gains and losses.........................   8,897   (3,114)    5,783
                                                                 -------  -------   -------
Other comprehensive income...................................... $ 8,897  $(3,114)  $ 5,783
                                                                 =======  =======   =======

                                                                            2008
                                                                 --------------------------
                                                                 PRE-TAX    TAX    AFTER-TAX
-                                                                -------  -------  ---------
Unrealized net holding losses arising during the period......... $(3,078) $ 1,077   $(2,001)
Less: reclassification adjustment of realized capital gains and
  losses........................................................   3,615   (1,265)    2,350
                                                                 -------  -------   -------
Unrealized net capital gains and losses.........................  (6,693)   2,342    (4,351)
                                                                 -------  -------   -------
Other comprehensive loss........................................ $(6,693) $ 2,342   $(4,351)
                                                                 =======  =======   =======

                                                                            2007
                                                                 --------------------------
                                                                 PRE-TAX    TAX    AFTER-TAX
-                                                                -------  -------  ---------
Unrealized net holding gains arising during the period.......... $ 6,211  $(2,173)  $ 4,038
Less: reclassification adjustment of realized capital gains and
  losses........................................................    (414)     145      (269)
                                                                 -------  -------   -------
Unrealized net capital gains and losses.........................   6,625   (2,318)    4,307
                                                                 -------  -------   -------
Other comprehensive income...................................... $ 6,625  $(2,318)  $ 4,307
                                                                 =======  =======   =======

                         LINCOLN BENEFIT LIFE COMPANY

                      SCHEDULE I--SUMMARY OF INVESTMENTS
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2009

                                                                                             AMOUNTS AT
                                                                                               WHICH
                                                                                              SHOWN ON
                                                                          AMORTIZED  FAIR     BALANCE
                                                                            COST     VALUE     SHEET
($ IN THOUSANDS)                                                          --------- -------- ----------
Type of investment
Fixed maturities:
   Bonds:
       United States government, government agencies and authorities..... $ 79,982  $ 81,551  $ 81,551
       States, municipalities and political subdivisions.................    2,999     3,095     3,095
       Public utilities..................................................   12,037    12,602    12,602
       All other corporate bonds.........................................  119,429   124,971   124,971
   Asset-backed securities...............................................    8,494     8,445     8,445
   Residential mortgage-backed securities................................   66,326    67,975    67,975
   Commercial mortgage-backed securities.................................   10,520     9,704     9,704
                                                                          --------  --------  --------
       Total fixed maturities............................................  299,787   308,343   308,343
Short-term investments...................................................    8,557     8,557     8,557
                                                                          --------  --------  --------
       Total investments................................................. $308,344  $316,900  $316,900
                                                                          ========  ========  ========

                         LINCOLN BENEFIT LIFE COMPANY

                           SCHEDULE IV--REINSURANCE

                                                                              PERCENTAGE
                                                             ASSUMED          OF AMOUNT
                                             CEDED TO OTHER FROM OTHER  NET    ASSUMED
                                GROSS AMOUNT COMPANIES/(1)/ COMPANIES  AMOUNT   TO NET
($ IN THOUSANDS)                ------------ -------------- ---------- ------ ----------
YEAR ENDED DECEMBER 31, 2009
Life insurance in force........ $349,952,260  $356,581,252  $6,628,992  $--       --
                                ============  ============  ==========  ===
Premiums and contract charges:
   Life and annuities.......... $  1,072,840  $  1,080,689  $    7,849  $--       --
   Accident and health.........      121,686       121,686          --   --       --
                                ------------  ------------  ----------  ---
                                $  1,194,526  $  1,202,375  $    7,849  $--       --
                                ============  ============  ==========  ===
YEAR ENDED DECEMBER 31, 2008
Life insurance in force........ $337,177,898  $344,250,029  $7,072,131  $--       --
                                ============  ============  ==========  ===
Premiums and contract charges:
   Life and annuities.......... $  1,017,339  $  1,025,915  $    8,576  $--       --
   Accident and health.........      121,408       121,408          --   --       --
                                ------------  ------------  ----------  ---
                                $  1,138,747  $  1,147,323  $    8,576  $--       --
                                ============  ============  ==========  ===
YEAR ENDED DECEMBER 31, 2007
Life insurance in force........ $315,111,039  $322,635,416  $7,524,377  $--       --
                                ============  ============  ==========  ===
Premiums and contract charges:
   Life and annuities.......... $    922,355  $    931,487  $    9,132  $--       --
   Accident and health.........      116,316       116,316          --   --       --
                                ------------  ------------  ----------  ---
                                $  1,038,671  $  1,047,803  $    9,132  $--       --
                                ============  ============  ==========  ===

--------
(1)No reinsurance or coinsurance income was netted against premiums ceded in 2009, 2008 and 2007.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Benefit Life Company
Lincoln, NE

We have audited the accompanying Statements of Financial Position of Lincoln Benefit Life Company (the "Company"), an affiliate of The Allstate Corporation, as of December 31, 2009 and 2008, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2009. Our audits also included
Schedule I--Summary of Investments--Other than Investments in Related Parties and Schedule IV--Reinsurance. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Lincoln Benefit Life Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I--Summary of Investments--Other than Investments in Related Parties and Schedule IV--Reinsurance, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, the Company changed its recognition and presentation for other-than-temporary impairments of debt securities in 2009.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 12, 2010

ITEM 11(F). SELECTED FINANCIAL DATA

                         LINCOLN BENEFIT LIFE COMPANY

                   5-YEAR SUMMARY OF SELECTED FINANCIAL DATA

                                  2009        2008         2007         2006         2005
($ IN THOUSANDS)               ----------- ----------- -----------  -----------  -----------
OPERATING RESULTS
Net investment income......... $    11,783 $    13,940 $    14,257  $    13,948  $    13,632
Realized capital gains and
  losses......................       1,480       5,952        (417)      (1,255)        (174)
Total revenues................      13,263      19,892      13,840       12,693       13,458
Net income....................       8,629      12,974       9,005        8,260        8,787

FINANCIAL POSITION
Investments................... $   316,900 $   310,031 $   301,201  $   276,322  $   271,369
Total assets..................  22,932,908  22,655,371  23,700,007   23,862,919   22,475,513
Reserve for life-contingent
  contract benefits and
  contractholder funds........  20,438,414  20,368,562  20,169,001   20,322,077   19,354,298
Shareholder's equity..........     312,973     298,561     289,938      276,626      269,251

ITEM 11(H).MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
           RESULTS OF OPERATIONS

  OVERVIEW

   The following discussion highlights significant factors influencing the financial position and results of operations of Lincoln Benefit Life Company (referred to in this document as "we", "Lincoln Benefit", "our", "us" or the "Company"). It should be read in conjunction with the financial statements and related notes found under Item 11(e) contained herein. We operate as a single segment entity, based on the manner in which we use financial information to evaluate business performance and to determine the allocation of resources.

   The most important factors we monitor to evaluate the financial condition and performance of our company include:

    .  For operations: premiums and deposits ceded to ALIC, and invested assets;

    . For investments: credit quality/experience, realized capital gains and losses, investment income, unrealized capital gains and losses, stability of long-term returns, cash flows and asset duration; and

    . For financial condition: financial strength ratings and capital positions.

  APPLICATION OF CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining:

    .  Fair value of financial assets

    .  Impairment of fixed income securities

   In making these determinations, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. It is reasonably likely that changes in these estimates could occur from period to period and result in a material impact on our financial statements.

   A brief summary of each of these critical accounting estimates follows. For a more detailed discussion of the effect of these estimates on our financial statements, and the judgments and assumptions related to these estimates, see the referenced sections of this document. For a complete summary of our significant accounting policies, see Note 2 of the financial statements.

   FAIR VALUE OF FINANCIAL ASSETS Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We categorize our financial assets measured at fair value into a three-level hierarchy based on the observability of inputs to the valuation techniques as follows:

LEVEL 1:Financial assets are based on unadjusted quoted prices for identical assets in an active market that we can access.

LEVEL 2:Financial assets values are based on the following:

       a) Quoted prices for similar assets in active markets;

       b) Quoted prices for identical or similar assets in markets that are not active; or

       c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

LEVEL 3:Financial assets values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect our estimates of the assumptions that market participants would use in valuing the financial assets.

   Observable inputs are inputs that reflect the assumptions market participants would use in valuing financial assets that are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs reflect our estimates of the assumptions market participants would use in valuing financial assets and are developed based on the best information available in the circumstances. The degree of management judgment involved in determining fair values is inversely related to the availability of market observable information. If valuation inputs used to measure fair value fall into different levels of the fair value hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement in its entirety.

   We are responsible for the determination of fair value of financial assets and the supporting assumptions and methodologies. We gain assurance on the overall reasonableness and consistent application of valuation input assumptions, valuation methodologies and compliance with accounting standards for fair value determination through the execution of various processes and controls designed to ensure that our financial assets are appropriately valued. We monitor fair values received from third parties and those derived internally on an ongoing basis.

   We employ independent third-party valuation service providers, broker quotes and internal pricing methods to determine fair values, which provide a single quote or price for each financial instrument. We obtain or calculate only one quote or price per instrument.

   Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of proprietary algorithms, produce valuation information in the form of a single fair value for individual securities for which a fair value has been requested under the terms of our agreements. For certain security types, fair values are derived from the valuation service providers' proprietary valuation models. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, interest rate yield curves, credit spreads, liquidity spreads, currency rates, and other information, as applicable. Credit and liquidity spreads are typically implied from completed transactions and transactions of comparable securities. Valuation service providers also use proprietary discounted cash flow models that are widely accepted in the financial services industry and similar to those used by other market participants to value the same financial instruments. The valuation models take into account, among other things, market observable information as of the measurement date, as described above, as well as the specific attributes of the security being valued including its term, interest rate, credit rating, industry sector, and where applicable, collateral quality and other issue or issuer specific information. Executing valuation models effectively requires seasoned professional judgment and experience. In cases where market transactions or other market observable data is limited, the extent to which judgment is applied varies inversely with the availability of market observable information.

   For certain of our financial assets carried at fair value, where our valuation service providers cannot provide fair value determinations, we obtain a single non-binding price quote from a broker familiar with the security who, similar to our valuation service providers, may consider transactions or activity in similar securities, as applicable, among other information. The brokers providing price quotes are generally from the brokerage divisions of leading financial institutions with market making, underwriting and distribution expertise regarding the security subject to valuation.

   The fair value of certain financial assets, including privately placed corporate securities, where our valuation service providers or brokers do not provide fair value determinations, is determined using valuation methods and models widely accepted in the financial services industry. Internally developed valuation models, which include inputs that may not be market observable and as such involve some degree of judgment, are considered appropriate for each class of security to which they are applied.

   Our internal pricing methods are primarily based on models using discounted cash flow methodologies that develop a single best estimate of fair value. Our models generally incorporate inputs that we believe are representative of inputs other market participants would use to determine fair value of the same instruments, including yield curves, quoted market prices of comparable securities, published credit spreads, and other applicable market data. Additional inputs that are used to model fair value include internally-derived assumptions such as liquidity premium and credit ratings, as well as instrument-specific characteristics that include, but are not limited to, coupon rate, expected cash flows, sector of issuer, and call provisions. Internally assigned credit ratings are generally consistent with external ratings published by the National Association of Insurance Commissioners ("NAIC"); however, they are developed at a more finite level. For example, an NAIC rating of 1 includes securities rated triple, double and single A by at least one nationally recognized statistical rating organization ("NRSRO"). We believe our internal ratings provide for a more reliable estimate of fair value since we can more precisely match these ratings to other market observable valuation inputs, such as credit and sector spreads, when performing these valuations. Due to the existence of non-market observable inputs, such as liquidity premiums, judgment is required in developing these fair values. As a result, the fair value of these financial assets may differ from the amount actually received to sell an asset in an orderly transaction between market participants at the measurement date. Moreover, the use of different valuation assumptions may have a material effect on the financial assets' fair values.

   For the majority of our financial assets measured at fair value, all significant inputs are based on market observable data and significant management judgment does not affect the periodic determination of fair value. The determination of fair value using discounted cash flow models involves management judgment when significant model inputs are not based on market observable data. However, where market observable data is available, it takes precedence, and as a result, no range of reasonably likely inputs exists from which the basis of a sensitivity analysis could be constructed.

   We believe our most significant exposure to changes in fair value is due to market risk. Our exposure to changes in market conditions is discussed fully in the Market Risk section of the MD&A.

   We employ specific control processes to determine the reasonableness of the fair values of our financial assets. Our processes are designed to ensure that the values received or internally estimated are accurately recorded and that the data inputs and the valuation techniques utilized are appropriate, consistently applied, and that the assumptions are reasonable and consistent with the objective of determining fair value. For example, on a continuing basis, we assess the reasonableness of individual security values received from valuation service providers and those derived from internal models that exceed certain thresholds as compared to previous values received from those valuation service providers or derived from internal models. In addition, we may validate the reasonableness of fair values by comparing information obtained from our valuation service providers to other third party valuation sources for selected securities. For internal pricing models, we have implemented price validation procedures such as back-testing of actual sales, which corroborates the various model inputs to market observable data. When fair value determinations are expected to be more variable, we validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

   We also perform an analysis to determine whether there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity, and if so, whether transactions may not be orderly. Among the indicators we consider in determining whether a significant decrease in the volume and level of market activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, level of credit spreads over historical levels, bid-ask spread, and price consensuses among market participants and sources. If evidence indicates that prices are based on transactions that are not orderly, we place little, if any, weight on the transaction price and will estimate fair value using an internal pricing model. As of December 31, 2009 and 2008, we did not alter fair values provided by our valuation service providers or brokers or substitute them with an internal pricing model.

   The following table identifies fixed income and short-term investments as of December 31, 2009 by source of value determination:

                                                      FAIR    PERCENT
                                                      VALUE   TO TOTAL
          ($ IN THOUSANDS)                           -------- --------
          Fair value based on internal sources...... $  1,140    0.4%
          Fair value based on external sources/(1)/.  315,760   99.6
                                                     --------  -----
          Total investments......................... $316,900  100.0%
                                                     ========  =====

--------
(1)None were valued using broker quotes.

   For more detailed information on our accounting policy for the fair value of financial assets and the financial assets by level in the fair value hierarchy, see Notes 2 and 5 of the financial statements.

   IMPAIRMENT OF FIXED INCOME SECURITIES For fixed income securities classified as available for sale, the difference between fair value and amortized cost, net of deferred income taxes, is reported as a component of accumulated other comprehensive income on the Statements of Financial Position and is not reflected in the operating results of any period until reclassified to net income upon the consummation of a transaction with an unrelated third party or when the decline in fair value is deemed other than temporary. We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.

   For each fixed income security in an unrealized loss position, we assess whether management with the appropriate authority has made a decision to sell or whether it is more likely than not we will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is deemed other than temporary and is recorded in earnings.

   If we have not made the decision to sell the fixed income security and it is not more likely than not we will be required to sell the fixed income security before recovery of its amortized cost basis, we evaluate whether we expect to receive cash flows sufficient to recover the entire amortized cost basis of the security. We use our best estimate of future cash flows expected to be collected from the fixed income security discounted at the security's original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition of the issue or issuer(s), expected defaults, expected recoveries, the value of underlying collateral and current subordination levels, vintage, geographic concentration, available reserves or escrows, third party guarantees and other credit enhancements. Additionally, other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral may be used to estimate recovery value if we determine that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The unrealized loss deemed to be related to factors other than credit remains classified in other comprehensive income. If we determine that the fixed income security does not have sufficient cash flow or other information to determine a recovery value for the security, we may conclude that the entire decline in fair value is deemed to be credit related and is recorded in earnings.

   Once assumptions and estimates are made, any number of changes in facts and circumstances could cause us to subsequently determine that a fixed income security is other than temporarily impaired, including: 1) general economic conditions that are worse than previously forecasted or that have a greater adverse effect on a particular issuer or industry sector than originally estimated; 2) changes in the facts and circumstances related to a particular issue or issuer's ability to meet all of its contractual obligations; and 3) changes in facts and circumstances that result in changes to management's intent to sell or result in our assessment that it is more likely than not we will be required to sell before recovery of the amortized cost. Changes in assumptions, facts and circumstances could result in additional charges to earnings in future periods to the extent that losses are realized. The charge to earnings, while potentially significant to net income, would not have a significant effect on shareholder's equity, since our portfolio is designated as available-for-sale and carried at fair value and as a result, any related unrealized loss, net of deferred income taxes, would already be reflected as a component of accumulated other comprehensive income in shareholder's equity.

   The determination of the amount of impairment is an inherently subjective process based on periodic evaluation of the factors described above. Such evaluations and assessments are revised as conditions change and new information becomes available. We update our evaluations regularly and reflect changes in other-than-temporary impairments in results of operations as such evaluations are revised. The use of different methodologies and assumptions in the determination of the amount of impairments may have a material effect on the amounts presented within the financial statements.

   Fixed income securities subject to other-than-temporary impairment write-downs continue to earn investment income when future expected payments are reasonably estimable, and any discount or premium is recognized using the effective yield method over the expected life of the security; otherwise income recognition is discontinued.

   For additional detail on investment impairments, see Note 4 of the financial statements.

  OPERATIONS

   OVERVIEW AND STRATEGY We are a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a wholly owned subsidiary of Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation (the "Corporation"). We provide life insurance, retirement and investment products. Our strategic vision is to reinvent protection and retirement for the consumer. We plan to offer a suite of products that are easy for middle market and emerging affluent consumers to understand, meet their protection needs and help them better prepare for retirement.

   Our products include fixed annuities such as deferred and immediate annuities; and interest-sensitive, traditional and variable life insurance. Our products are sold through multiple distribution channels including Allstate exclusive agencies, which include exclusive financial specialists, independent agents (including master brokerage agencies), and, through March 31, 2010, broker-dealers.

NET INCOME

                                              2009     2008     2007
         ($ IN THOUSANDS)                   -------  -------  -------
         Net investment income............. $11,783  $13,940  $14,257
         Realized capital gains and losses.   1,480    5,952     (417)
         Income tax expense................  (4,634)  (6,918)  (4,835)
                                            -------  -------  -------
         Net income........................ $ 8,629  $12,974  $ 9,005
                                            =======  =======  =======

   We have reinsurance agreements whereby all premiums, contract charges, interest credited to contractholder funds, contract benefits and substantially all expenses are ceded to ALIC and other non-affiliated reinsurers, and are reflected net of such reinsurance in the Statements of Operations and Comprehensive Income. Our results of operations include net investment income and realized capital gains and losses recognized in connection with the assets that are not transferred under the reinsurance agreements.

   NET INCOME decreased 33.5% in 2009 compared to 2008 and increased 44.1% in 2008 compared to 2007. The decrease in 2009 was due to lower net realized capital gains and lower net investment income, partially offset by lower income tax expense. The increase in 2008 was due to net realized capital gains in 2008 compared to net realized capital losses in 2007, partially offset by higher income tax expense and lower net investment income.

   NET INVESTMENT INCOME decreased 15.5% in 2009 compared to 2008 and 2.2% in 2008 compared to 2007. The decrease in 2009 was primarily due to lower yields on fixed income securities. The decrease in 2008 was primarily due to lower average fixed income security balances and lower yields on short-term investments, partially offset by higher average short-term investment balances.

   NET REALIZED CAPITAL GAINS of $1.5 million and $6.0 million were recognized in 2009 and 2008, respectively, compared to net realized capital losses of $417 thousand in 2007. The realized capital gains and losses in 2009, 2008 and 2007 were related to sales of investments. For further discussion of realized capital gains and losses see the Net realized capital gains and losses section of the MD&A.

   INCOME TAX EXPENSE decreased 33.0% in 2009 compared to 2008 and increased 43.1% in 2008 compared to 2007. These changes were due to the proportional change in the income on which the income tax expense was determined.

FINANCIAL POSITION

                                                       2009        2008
     ($ IN THOUSANDS)                               ----------- -----------
     Fixed income securities/(1)/.................. $   308,343 $   229,328
     Short-term/(2)/...............................       8,557      80,703
                                                    ----------- -----------
        Total investments.......................... $   316,900 $   310,031
                                                    =========== ===========

     Cash.......................................... $    10,063 $     3,145
     Reinsurance recoverable from ALIC.............  18,689,074  18,791,710
     Reinsurance recoverable from non-affiliates...   1,766,824   1,613,685
     Contractholder funds..........................  17,633,027  17,787,376
     Reserve for life-contingent contract benefits.   2,805,387   2,581,186
     Separate accounts assets and liabilities......   2,039,647   1,823,163

--------
(1)Fixed income securities are carried at fair value. Amortized cost basis for these securities was $299.8 million and $229.7 million at December 31, 2009 and 2008, respectively.
(2)Short-term investments are carried at fair value. Amortized cost basis for these securities was $8.6 million and $80.7 million at December 31, 2009 and 2008, respectively.

   Total investments increased to $316.9 million at December 31, 2009 from $310.0 million at December 31, 2008 due primarily to a favorable change in net unrealized capital gains and losses on fixed income securities.

   FIXED INCOME SECURITIES The following table shows fixed income securities by type.

                                        FAIR VALUE AT PERCENT TO  FAIR VALUE AT PERCENT TO
                                        DECEMBER 31,     TOTAL    DECEMBER 31,     TOTAL
                                            2009      INVESTMENTS     2008      INVESTMENTS
($ IN THOUSANDS)                        ------------- ----------- ------------- -----------
U.S. government and agencies...........   $ 81,551       25.7%      $ 78,816       25.4%
Municipal..............................      3,095        1.0            499        0.2
Corporate..............................    137,573       43.4         75,703       24.4
Residential mortgage-backed securities
  ("RMBS").............................     67,975       21.4         48,351       15.6
Commercial mortgage-backed securities
  ("CMBS").............................      9,704        3.1         18,960        6.1
Asset-backed securities ("ABS")........      8,445        2.7          6,999        2.3
                                          --------       ----       --------       ----
Total fixed income securities..........   $308,343       97.3%      $229,328       74.0%
                                          ========       ====       ========       ====

   At December 31, 2009, all of the fixed income securities portfolio was rated investment grade, which is defined as a security having of rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion, or Realpoint, a rating of aaa, aa, a, or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available, which is consistent with the NAIC rating. The Valuation of Securities Taskforce of the NAIC instituted a new process to be used by insurance companies during the fourth quarter of 2009 for statutory accounting, reporting and estimating risk-based capital requirements for non-agency RMBS, and as a result the NAIC ratings used for statutory reporting may differ from those shown below which are based on credit ratings. The following table summarizes the credit rating of the fixed income securities portfolio at December 31, 2009.

              ($ IN THOUSANDS)                            PERCENT
              NAIC RATING       CREDIT RATING  FAIR VALUE TO TOTAL
              -----------       -------------  ---------- --------
                     1            Aaa/Aa/A      $300,862    97.6%
                     2            Baa              7,481     2.4
                                                --------   -----
                                                $308,343   100.0%
                                                ========   =====

   The following table summarizes the fair value and unrealized net capital gains and losses for fixed income securities by credit rating as of December 31, 2009.

                                                AAA                  AA                   A
-                                       -------------------  ------------------- -------------------
                                         FAIR    UNREALIZED   FAIR   UNREALIZED   FAIR   UNREALIZED
                                         VALUE   GAIN/(LOSS)  VALUE  GAIN/(LOSS)  VALUE  GAIN/(LOSS)
($ IN THOUSANDS)                        -------- ----------- ------- ----------- ------- -----------
U.S. government and agencies........... $ 81,551   $1,569    $    --   $   --    $    --   $   --

Municipal
   Tax exempt..........................       --       --        524       23         --       --
   Taxable.............................       --       --      2,571       73         --       --

Corporate
   Public..............................    2,989       (5)    25,076      997     78,472    4,071
   Privately placed....................       --       --      2,096      101     11,910      432
   Hybrid..............................       --       --         --       --         --       --

RMBS
   U.S. government sponsored entities
     ("U.S. Agency")...................   61,666    1,726         --       --         --       --
   Prime residential mortgage-backed
     securities ("Prime")..............    6,309      (77)        --       --         --       --

CMBS...................................    8,546       29         --       --         --       --

ABS....................................       --       --         --       --         --       --
                                        --------   ------    -------   ------    -------   ------
Total fixed income securities.......... $161,061   $3,242    $30,267   $1,194    $90,382   $4,503
                                        ========   ======    =======   ======    =======   ======

                                           BAA                TOTAL
                                   ------------------  -------------------
                                    FAIR   UNREALIZED   FAIR    UNREALIZED
                                    VALUE  GAIN/(LOSS)  VALUE   GAIN/(LOSS)
                                   ------- ----------- -------- -----------
    U.S. government and agencies.. $    --    $  --    $ 81,551   $1,569

    Municipal
       Tax exempt.................      --       --         524       23
       Taxable....................      --       --       2,571       73

    Corporate
       Public.....................  16,009      517     122,546    5,580
       Privately placed...........      --       --      14,006      533
       Hybrid.....................   1,021       (6)      1,021       (6)

    RMBS
       U.S. Agency................      --       --      61,666    1,726
       Prime......................      --       --       6,309      (77)

    CMBS..........................   1,158     (845)      9,704     (816)

    ABS...........................   8,445      (49)      8,445      (49)
                                   -------    -----    --------   ------
    Total fixed income securities. $26,633    $(383)   $308,343   $8,556
                                   =======    =====    ========   ======

   CORPORATE BONDS, including publicly traded, privately placed and hybrid securities totaled $137.6 million as of December 31, 2009 with an unrealized net capital gain of $6.1 million. Privately placed securities primarily consist of corporate issued senior debt securities that are in unregistered form or are directly negotiated with the borrower. Privately placed corporate securities are rated by the NAIC in instances when information is provided to them.

   RMBS, CMBS AND ABS are structured securities that are primarily collateralized by residential and commercial real estate related loans and other consumer related borrowings. The cash flows are generally applied in a pre-determined order and are designed so that each security issued qualifies for a specific original rating. The security issue is typically referred to as the "class". For example, the "senior" portion or "top" of the capital structure, or rating class, which would originally qualify for a rating of Aaa typically has priority in receiving the principal repayments on the collateral. In a sequential structure, underlying collateral principal repayments are directed to the most senior rated Aaa class in the structure until paid in full, after which principal repayments are directed to the next most senior Aaa class in the structure until it is paid in full. Senior Aaa classes generally share any losses from the underlying collateral on a pro-rata basis after losses are absorbed by classes with lower original ratings and include other "junior" or "subordinate" securities. The collateral can have fixed interest rates, variable interest rates (such as adjustable rate mortgages ("ARM")) or may contain features of both fixed and variable rate mortgages.

   RMBS, including U.S. Agency and Prime totaled $68.0 million at December 31, 2009. The RMBS portfolio is subject to interest rate risk, but unlike other fixed income securities, is additionally subject to significant prepayment risk from the underlying mortgages. The credit risk associated with our RMBS is mitigated due to the fact that 90.7% of the portfolio consists of securities that were issued by, or have underlying collateral that is guaranteed by, U.S. government agencies.

   CMBS totaled $9.7 million at December 31, 2009. The CMBS portfolio is subject to credit risk, but unlike other structured securities, is generally not subject to prepayment risk due to protections within the underlying commercial mortgages whereby borrowers are effectively restricted from prepaying their mortgages due to changes in interest rates. All of the CMBS investments are traditional conduit transactions collateralized by pools of commercial mortgages, broadly diversified across property types and geographical area. The unrealized net capital loss of $816 thousand at December 31, 2009 on our CMBS portfolio was a result of wider credit spreads than at initial purchase, which is largely due to the macroeconomic conditions and credit market deterioration, including the impact of real estate valuations, that persisted throughout 2009.

   ABS totaled $8.4 million at December 31, 2009. Credit risk is managed by monitoring the performance of the collateral. The ABS portfolio is subject to interest rate risk since price volatility and the ultimate realized yields are affected by the rate of prepayment of the underlying assets.

   SHORT-TERM INVESTMENTS Our short-term investment portfolio was $8.6 million and $80.7 million at December 31, 2009 and 2008, respectively. The decrease in short-term investments was primarily due to funding purchases of fixed income securities.

   UNREALIZED NET CAPITAL GAINS AND LOSSES See Note 4 of the financial statements for further disclosures regarding unrealized losses on fixed income securities and factors considered in determining whether securities are other-than-temporarily impaired. Unrealized net capital gains totaled $8.6 million as of December 31, 2009, compared to unrealized net capital losses of $341 thousand at December 31, 2008. The improvement since December 31, 2008 for fixed income securities was primarily a result of tightening credit spreads on certain fixed income securities during 2009 that more than offset the rise in risk-free interest rates. The following table presents unrealized net capital gains and losses, pre-tax and after-tax at December 31.

                                                           2009     2008
     ($ IN THOUSANDS)                                    -------  -------
     U.S. government and agencies....................... $ 1,569  $ 3,442
     Municipal..........................................      96       (3)
     Corporate..........................................   6,107   (1,489)
     RMBS...............................................   1,649    1,631
     CMBS...............................................    (816)  (3,936)
     ABS................................................     (49)      16
                                                         -------  -------
     Fixed income securities............................   8,556     (339)
     Short-term investments.............................      --       (2)
                                                         -------  -------
     Unrealized net capital gains and losses, pre-tax...   8,556     (341)
     Deferred income taxes..............................  (2,995)     119
                                                         -------  -------
     Unrealized net capital gains and losses, after-tax. $ 5,561  $  (222)
                                                         =======  =======

   The net unrealized gain for the fixed income portfolio totaled $8.6 million, comprised of $9.93 million of gross unrealized gains and $1.37 million of gross unrealized losses at December 31, 2009. This is compared to a net unrealized loss for the fixed income portfolio totaling $339 thousand, comprised of $6.0 million of gross unrealized gains and $6.3 million of gross unrealized losses at December 31, 2008.

   Gross unrealized gains and losses as of December 31, 2009 on fixed income securities by type and sector are provided in the table below.

                                                                               AMORTIZED   FAIR VALUE
                                                     GROSS UNREALIZED          COST AS A  AS A PERCENT
                                    PAR    AMORTIZED --------------    FAIR    PERCENT OF      OF
                                   VALUE     COST    GAINS    LOSSES   VALUE   PAR VALUE   PAR VALUE
($ IN THOUSANDS)                  -------- --------- ------  -------  -------- ---------- ------------
Corporate:
   Energy........................ $ 16,000 $ 16,105  $  515  $   (30) $ 16,590   100.7%      103.7%
   Transportation................    8,087    8,380     242      (30)    8,592   103.6       106.2
   Financial services............   15,500   15,521     690      (14)   16,197   100.1       104.5
   Banking.......................   15,000   15,048     816       (6)   15,858   100.3       105.7
   Consumer goods (cyclical and
     non-cyclical)...............   43,000   43,239   2,151       (5)   45,385   100.6       105.5
   Utilities.....................   12,000   12,037     565       --    12,602   100.3       105.0
   Capital goods.................   11,000   11,149     784       --    11,933   101.4       108.5
   Basic industry................    4,000    3,993     231       --     4,224    99.8       105.6
   Technology....................    6,000    5,994     198       --     6,192    99.9       103.2
                                  -------- --------  ------  -------  --------
Total corporate fixed income
  portfolio......................  130,587  131,466   6,192      (85)  137,573   100.7       105.3
                                  -------- --------  ------  -------  --------

U.S. government and agencies.....   75,320   79,982   1,852     (283)   81,551   106.2       108.3
Municipal........................    3,000    2,999      96       --     3,095   100.0       103.2
RMBS.............................   66,369   66,326   1,733      (84)   67,975    99.9       102.4
CMBS.............................   10,500   10,520      57     (873)    9,704   100.2        92.4
ABS..............................    8,070    8,494      --      (49)    8,445   105.3       104.6
                                  -------- --------  ------  -------  --------
Total fixed income securities.... $293,846 $299,787  $9,930  $(1,374) $308,343   102.0       104.9
                                  ======== ========  ======  =======  ========

   The energy, transportation and financial services sectors had the highest concentration of gross unrealized losses in our corporate fixed income securities portfolio at December 31, 2009. While credit spreads have tightened in the last three quarters of 2009 from the historically high levels observed in the fourth quarter of 2008 and the first quarter of 2009, they remain wider than at initial purchase for certain securities in the portfolio.

   The scheduled maturity dates for fixed income securities in a gross unrealized loss position at December 31, 2009 are shown below. Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

                                          UNREALIZED PERCENT   FAIR   PERCENT
                                             LOSS    OF TOTAL  VALUE  OF TOTAL
  ($ IN THOUSANDS)                        ---------- -------- ------- --------
  Due in one year or less................  $   (15)     1.1%  $ 5,483    7.4%
  Due after one year through five years..     (208)    15.1    34,610   46.9
  Due after five years through ten years.     (145)    10.6    16,129   21.8
  Due after ten years....................     (873)    63.5     4,634    6.3
  RMBS and ABS/(1)/......................     (133)     9.7    12,988   17.6
                                           -------    -----   -------  -----
  Total..................................  $(1,374)   100.0%  $73,844  100.0%
                                           =======    =====   =======  =====

--------
(1)Because of the potential for prepayment, these securities are not categorized based on their contractual maturities.

   OTHER-THAN-TEMPORARY IMPAIRMENT EVALUATION We have a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired. The process includes a quarterly review of all securities through a screening process which identifies instances where the fair value compared to amortized cost is below established thresholds, and also includes the monitoring of other criteria such as ratings, ratings downgrades or payment defaults. The securities identified, in addition to other securities for which we may have a concern, are evaluated based on facts and circumstances for inclusion on our watch-list. All investments in an unrealized loss position at December 31, 2009 were included in our portfolio monitoring process for determining whether declines in value were other than temporary.

   At December 31, 2009, $529 thousand of unrealized losses are related to fixed income securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. The remaining $845 thousand of unrealized losses are related to investment grade CMBS securities in unrealized loss positions greater than or equal to 20% of amortized cost for a period of twelve or more consecutive months. Consistent with their rating, our portfolio monitoring indicates that the securities have a relatively low risk of default.

   We also monitor the quality of our fixed income securities by categorizing certain investments as "problem," "restructured," or "potential problem." Problem fixed income securities are in default with respect to principal or interest and/or are investments issued by companies that have gone into bankruptcy subsequent to our acquisition or loan. Fixed income securities are categorized as restructured when the debtor is in financial difficulty and we grant a concession. Potential problem fixed income securities are current with respect to contractual principal and/or interest, but because of other facts and circumstances, we have concerns regarding the borrower's ability to pay future principal and interest according to the original terms, which causes us to believe these investments may be classified as problem or restructured in the future.

   As of December 31, 2009 and 2008, we did not have any fixed income securities categorized as problem, restructured or potential problem.

   NET INVESTMENT INCOME The following table presents net investment income for the years ended December 31.


                                               2009     2008     2007
        ($ IN THOUSANDS)                     -------  -------  -------
        Fixed income securities............. $12,098  $13,302  $13,533
        Short-term and other investments....     107      992    1,117
                                             -------  -------  -------
        Investment income, before expense...  12,205   14,294   14,650
        Investment expense..................    (422)    (354)    (393)
                                             -------  -------  -------
        Net investment income............... $11,783  $13,940  $14,257
                                             =======  =======  =======

   NET REALIZED CAPITAL GAINS AND LOSSES The following table presents realized capital gains and losses and the related tax effect for the years ended December 31.

                                                     2009     2008    2007
    ($ IN THOUSANDS)                                ------  -------  -----
    Realized capital gains and losses, pre-tax..... $1,480  $ 5,952  $(417)
    Income tax (expense) benefit...................   (518)  (2,083)   146
                                                    ------  -------  -----
    Realized capital gains and losses, after-tax... $  962  $ 3,869  $(271)
                                                    ======  =======  =====

   Net realized capital gains of $1.5 million in 2009 comprised gross gains of $1.5 million and gross losses of $8 thousand. Net realized capital gains of $6.0 million in 2008 comprised gross gains of $8.5 million and gross losses of $2.5 million.

   CASH At December 31, 2009, our cash balance was $10.1 million compared to $3.1 million at December 31, 2008. Fluctuations in our cash flows generally result from differences in the timing of reinsurance payments to and from ALIC.

   REINSURANCE RECOVERABLE, CONTRACTHOLDER FUNDS AND RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS Under GAAP, when reinsurance contracts do not relieve the ceding company of legal liability to contractholders, the ceding company is required to report reinsurance recoverables arising from these contracts separately as assets. The liabilities for the contracts are reported as contractholder funds, reserve for life-contingent contract benefits, or separate accounts liabilities depending on the characteristics of the contracts. We reinsure all reserve liabilities with ALIC or other non-affiliated reinsurers. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position, while the assets which support the separate accounts liabilities are reflected as separate accounts assets.

   At December 31, 2009, contractholder funds decreased to $17.63 billion from $17.79 billion at December 31, 2008 as a result of new and additional deposits on fixed annuities and interest-sensitive life policies and interest credited to contractholder funds being more than offset by surrenders, withdrawals, benefit payments and related contract charges. The reserve for life-contingent contract benefits increased to $2.81 billion at December 31, 2009 from $2.58 billion as of December 31, 2008 due primarily to the aging of the in force block of certain business and sales of traditional life insurance, partially offset by benefits paid and policy lapses. Reinsurance recoverables from ALIC decreased by $102.6 million and reinsurance recoverables from non-affiliates increased $153.1 million.

   We purchase reinsurance after evaluating the financial condition of the reinsurer, as well as the terms and price of coverage. We reinsure certain of our risks to non-affiliated reinsurers under yearly renewable term and coinsurance agreements. Yearly renewable term and coinsurance agreements result in a passing of the agreed-upon portion of risk to the reinsurer in exchange for negotiated reinsurance premium payments.

   At December 31, 2009, 97% of reinsurance recoverables due from non-affiliated companies were reinsured under uncollateralized reinsurance agreements with companies that had a financial strength rating of A or above, as measured by S&P. In certain cases, these ratings refer to the financial strength of the affiliated group or parent company of the reinsurer.

   We continuously monitor the creditworthiness of reinsurers in order to determine our risk of recoverability on an individual and aggregate basis and a provision for uncollectible reinsurance is recorded if needed. No amounts have been deemed unrecoverable in the three years ended December 31, 2009.

MARKET RISK

   Market risk is the risk that we will incur losses due to adverse changes in interest rates and credit spreads. We also have certain exposures to changes in equity prices in our equity-indexed annuities and separate accounts liabilities, which are transferred to ALIC in accordance with our reinsurance agreements.

   OVERVIEW In formulating and implementing guidelines for investing funds, we seek to earn returns that contribute to attractive and stable profits and long-term capital growth.

   We manage our exposure to market risk through the use of asset allocation, duration, and as appropriate, through the use of stress tests. We have asset allocation limits that place restrictions on the total funds that may be invested within an asset class. We have duration limits on our investment portfolio and, as appropriate, on individual components of the portfolio. These duration limits place restrictions on the amount of interest rate risk that may be taken. Comprehensive day-to-day management of market risk within defined tolerance ranges occurs as portfolio managers buy and sell within their respective markets based upon the acceptable boundaries established by investment policies.

   INTEREST RATE RISK is the risk that we will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of interest bearing assets. This risk arises from our investment in interest-sensitive assets. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields.

   One of the measures used to quantify interest rate exposure is duration. Duration measures the price sensitivity of assets to changes in interest rates. For example, if interest rates increase by 100 basis points, the fair value of an asset with a duration of 5 is expected to decrease in value by approximately 5%. Our asset duration was 3.7 and 3.0 at December 31, 2009 and 2008, respectively.

   To calculate duration, we project asset cash flows and calculate their net present value using a risk-free market interest rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at alternative interest rates and determining the percentage change in aggregate fair value. The projections include assumptions (based upon historical market experience and our experience) that reflect the effect of changing interest rates on the prepayment, lapse, leverage and/or option features of instruments, where applicable. The proceeding assumptions relate primarily to mortgage-backed securities, collateralized mortgage obligations, and municipal and corporate obligations.

   Based upon the information and assumptions used in the duration calculation, and interest rates in effect at December 31, 2009, we estimate that a 100 basis point immediate, parallel increase in interest rates ("rate shock") would decrease the net fair value of the assets by $11.3 million, compared to $8.5 million at December 31, 2008. The selection of a 100 basis point immediate parallel change in interest rates should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

   To the extent that conditions differ from the assumptions we used in these calculations, duration and rate shock measures could be significantly impacted. Additionally, our calculations assume that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the effect of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

   CREDIT SPREAD RISK is the risk that we will incur a loss due to adverse changes in credit spreads ("spreads"). This risk arises from many of our primary activities, as we invest substantial funds in spread-sensitive fixed income assets.

   We manage the spread risk in our assets. One of the measures used to quantify this exposure is spread duration. Spread duration measures the price sensitivity of the assets to changes in spreads. For example, if spreads increase 100 basis points, the fair value of an asset exhibiting a spread duration of 5 is expected to decrease in value by approximately 5%.

   Spread duration is calculated similarly to interest rate duration. At December 31, 2009, the spread duration of assets was 3.6, compared to 3.4 at December 31, 2008. Based upon the information and assumptions we use in this spread duration calculation, and spreads in effect at December 31, 2009, we estimate that a 100 basis point immediate, parallel increase in spreads across all asset classes, industry sectors and credit ratings ("spread shock") would decrease the net fair value of the assets by $8.4 million, compared to $7.2 million at December 31, 2008. The selection of a 100 basis point immediate parallel change in spreads should not be construed as our prediction of future market events, but only as an illustration of the potential effect of such an event.

   EQUITY PRICE RISK is the risk that we will incur losses due to adverse changes in the general levels of the equity markets. At December 31, 2009 and 2008, we had separate accounts assets related to variable annuities and variable life contracts with account values totaling $2.04 billion and $1.82 billion, respectively. Equity risk exists for contract charges based on separate account balances and guarantees for death and/or income benefits provided by our variable products. All variable life and annuity contract charges and fees, liabilities and benefits, including guarantees for death and/or income are ceded to ALIC in accordance with the reinsurance agreements, thereby limiting our equity risk exposure. In 2006, ALIC disposed of substantially all of its variable annuity business through a reinsurance agreement with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively "Prudential"), and therefore mitigated this aspect of ALIC's risk. The Company was not a direct participant of this agreement and its reinsurance agreements with ALIC remain unchanged.

   At December 31, 2009 and 2008 we had $4.16 billion and $3.79 billion, respectively, in equity-indexed annuity liabilities that provide customers with interest crediting rates based on the performance of the S&P 500. All contract charges and fees, and liabilities and benefits related to equity-indexed annuity liabilities are ceded to ALIC in accordance with the reinsurance agreements, thereby limiting our equity risk exposure.

CAPITAL RESOURCES AND LIQUIDITY

   CAPITAL RESOURCES consist of shareholder's equity. The following table summarizes our capital resources at December 31.

                                                         2009     2008      2007
($ IN THOUSANDS)                                       -------- --------  --------
Common stock, additional capital paid-in and retained
  income.............................................. $307,412 $298,783  $285,809
Accumulated other comprehensive income (loss).........    5,561     (222)    4,129
                                                       -------- --------  --------
Total shareholder's equity............................ $312,973 $298,561  $289,938
                                                       ======== ========  ========

   SHAREHOLDER'S EQUITY increased $14.4 million in 2009 due to net income of $8.6 million and a favorable change in unrealized net capital gains and losses totaling $5.8 million. Shareholder's equity increased $8.6 million in 2008, due to net income of $13.0 million partially offset by an unfavorable change in unrealized net capital gains and losses totaling $4.4 million.

   FINANCIAL RATINGS AND STRENGTH We share the insurance financial strength ratings of our parent, ALIC, as our business is reinsured to ALIC. The following table summarizes ALIC's financial strength ratings at December 31, 2009.

         RATING AGENCY                                  RATING
         -------------                            --------------------
         A.M. Best Company, Inc.................. A+ ("Superior")
         Standard & Poor's Ratings Services...... AA- ("Very Strong")
         Moody's Investors Service, Inc.......... A1 ("Good")

   ALIC's ratings are influenced by many factors including operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage (i.e., debt), exposure to risks, the current level of operating leverage and AIC's ratings.

   On November 20, 2009, A.M. Best affirmed ALIC's A+ financial strength rating. ALIC's outlook was revised to negative from stable. On November 23, 2009, S&P affirmed ALIC's AA- financial strength rating. The outlook for the S&P rating remained negative. On January 29, 2009, S&P downgraded ALIC's financial strength rating to AA- from AA. On November 5, 2009, Moody's affirmed ALIC's financial strength rating of A1. The outlook for the Moody's rating remained stable. On January 29, 2009, Moody's downgraded ALIC's financial strength rating to A1 from Aa3.

   State laws specify regulatory actions if an insurer's risk-based capital ("RBC"), a measure of an insurer's solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC. The formula for calculating RBC for life insurance companies takes into account factors relating to insurance, business, asset and interest rate risks. At December 31, 2009, our RBC was within the range that we target.

   The NAIC has also developed a set of financial relationships or tests known as the Insurance Regulatory Information System to assist state regulators in monitoring the financial condition of insurance companies and identifying companies that require special attention or actions by insurance regulatory authorities. The NAIC analyzes financial data provided by insurance companies using prescribed ratios, each with defined "usual ranges". Generally, regulators will begin to monitor an insurance company if its ratios fall outside the usual ranges for four or more of the ratios. If an insurance company has insufficient capital, regulators may act to reduce the amount of insurance it can issue. Our ratios are within these ranges.

   LIQUIDITY SOURCES AND USES Our potential sources of funds principally include the activities as follows.

    .  Receipt of insurance premiums

    .  Contractholder fund deposits

    .  Reinsurance recoveries

    .  Receipts of principal and interest on investments

    .  Sales of investments

    .  Intercompany loans

    .  Capital contributions from parent

   Our potential uses of funds principally include the activities as follows.

    .  Payment of contract benefits, surrenders and withdrawals

    .  Reinsurance cessions and payments

    .  Operating costs and expenses

    .  Purchase of investments

    .  Repayment of intercompany loans

    .  Dividends to parent

    .  Tax payments/settlements

   CASH FLOWS As reflected in our Statements of Cash Flows, net cash provided by (used in) operating activities was $4.3 million, $(5.9) million and $14.0 million in 2009, 2008 and 2007, respectively. Fluctuations in net cash provided by operating activities primarily occur as a result of changes in net investment income and differences in the timing of reinsurance payments to and from ALIC.

   Under the terms of reinsurance agreements, all premiums and deposits, excluding variable annuity and life contract deposits allocated to separate accounts and those reinsured to non-affiliated reinsurers, are transferred to ALIC, which maintains the investment portfolios supporting our products. Payments of contractholder claims, benefits, contract surrenders and withdrawals and certain operating costs (excluding investment-related expenses), are reimbursed by ALIC, under the terms of the reinsurance agreements. We continue to have primary liability as a direct insurer for risks reinsured. Our ability to meet liquidity demands is dependent on ALIC's and other reinsurers' ability to meet those obligations under the reinsurance programs.

   Our ability to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends without the prior approval of the state insurance regulator is limited by Nebraska law to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that we can distribute during 2010 without prior approval of the Nebraska Department of Insurance is $30.6 million.

   CONTRACTUAL OBLIGATIONS Due to the reinsurance agreements that we have in place, our contractual obligations are ceded to ALIC and other non-affiliated reinsurers.

REGULATION AND LEGAL PROCEEDINGS

   We are subject to extensive regulation and we are involved in various legal and regulatory actions, all of which have an effect on specific aspects of our business. For a detailed discussion of the legal and regulatory actions in which we are involved, see Note 9 of the financial statements.

PENDING ACCOUNTING STANDARDS

   There are several pending accounting standards that we have not implemented either because the standard has not been finalized or the implementation date has not yet occurred. For a discussion of these pending standards, see Note 2 of the financial statements.

   The effect of implementing certain accounting standards on our financial results and financial condition is often based in part on market conditions at the time of implementation of the standard and other factors we are unable to determine prior to implementation. For this reason, we are sometimes unable to estimate the effect of certain pending accounting standards until the relevant authoritative body finalizes these standards or until we implement them.

ITEM 11(I).CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
           FINANCIAL DISCLOSURE.

   None.

ITEM 11(J).QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

   Information required for Item 11(j) is incorporated by reference to the material under the caption "Market Risk" in Item 11(h) of this report.

ITEM 11(K).DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

  IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS:

   Directors are elected at each annual meeting of shareholders, for a term of one year. The biographies of each of the directors below contains information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the company management to determine that a director should serve as such for Lincoln Benefit. Unless otherwise indicated, each director and executive officer has served for at least five years in the business position currently or most recently held.

   LAWRENCE W. DAHL, 50, has been a director since 1999 and President and Chief Operating Officer since November 2005. In his current role, Mr. Dahl manages the distribution relationships for Lincoln Benefit. Mr. Dahl began his Allstate career in 1987 in the Tax Department before becoming the Executive Vice President of Administration for Lincoln Benefit, where he was responsible for Marketing, Field Technology, Compliance, Planning and Strategy. Mr. Dahl progressed through various other leadership positions, including Executive Vice President of Sales and President of Distribution before becoming the President and Chief Operating Officer. Mr. Dahl has also earned a JURIS DOCTOR degree and a Certified Public Account designation. Currently, Mr. Dahl also serves as a director for ALFS, Inc. and Surety Life Insurance Company, each of which is affiliated with Lincoln Benefit. Over the course of his career with Lincoln Benefit, Mr. Dahl has gained deep knowledge of the life insurance industry as well as extensive experience with distribution and sales.

   MATTHEW S. EASLEY, 54, has been a director since March 2009 and Senior Vice President since March 2010. Mr. Easley is also a Vice President for Allstate Life Insurance Company. Mr. Easley is responsible for Product Management, Underwriting, and Asset Liability Management within the Allstate Financial group of companies. Prior to joining Allstate, Mr. Easley spent 23 years at Nationwide Financial including 11 years as the head of Annuity and Pension Actuarial, where he started a 401(k) business with a new-to-the-world business model, created a synthetic asset segmentation method, co-invented a patented retirement planning software and led a team to create a new strategic plan as part of the initial public offering of Nationwide Financial Services stock. Currently, Mr. Easley also serves as a director for ALFS, Inc., ALIC Reinsurance Company, Allstate Assignment Company, Allstate Assurance Company, Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Allstate Settlement Corporation, American Heritage Life Insurance Company, Charter National Life

Insurance Company, Intramerica Life Insurance Company and Surety Life Insurance Company, each of which is affiliated with Lincoln Benefit. Mr. Easley possesses extensive insurance business, product and liability management experience.

   MARK A GREEN, 42, became Senior Vice President on March 16, 2010. Mr. Green is also the Vice President of National Sales for Allstate Life Insurance Company. Prior to his current role, Mr. Green was the Assistant Field Vice President for Allstate Insurance Company in the Capital Region, where he had geographic responsibility for West Virginia, Delaware and Washington D.C. Before joining Allstate in 2009, Mr. Green was a founding equity partner and chief risk officer for AIX Group in Connecticut, where he was responsible for corporate development and overall risk and investment management. He has worked for Wells Fargo, Chubb Group and Swiss Reinsurance. Currently, Mr. Green also serves as a director for Allstate Life Insurance Company of New York and Intramerica Life Insurance Company, each of which is an affiliate of Lincoln Benefit. Mr. Green has experience in optimizing insurance company operations to drive profitable growth.

   SUSAN L. LEES, 52, has been director and Senior Vice President, General Counsel and Secretary since August 2008. Ms. Lees is also Senior Vice President, General Counsel and Secretary of Allstate Life Insurance Company. At Allstate for over 20 years, Ms. Lees progressed through various counsel positions throughout Allstate before become an assistant vice president in 1999. As the leader of the Corporate Law division of Allstate Law and Regulation, Ms. Lees gained extensive experience working with a number of the business areas throughout the enterprise, including Allstate Life Insurance Company. Currently, Ms. Lees serves as a director for Life Insurance Council of New York. She also serves as a director for ALIC Reinsurance Company, Allstate Assignment Company, Allstate Assurance Company, Allstate Financial Corporation, Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Allstate Settlement Corporation, American Heritage Life Insurance Company, Charter National Life Insurance Company, Intramerica Life Insurance Company, and Surety Life Insurance Company, each of which is affiliated with Lincoln Benefit. Ms. Lees has a deep understanding of insurance business generally, as well as applicable laws and regulations, including corporate and securities laws and corporate governance matters. In addition, Ms. Lees has extensive knowledge regarding Lincoln Benefit's business, including its employees, products, agencies and customers.

   JOHN C. PINTOZZI, 44, has been director, Senior Vice President and Chief Financial Officer since March 2005. Mr. Pintozzi also is Senior Vice President and Chief Financial Officer for Allstate Life Insurance Company. In these positions, Mr. Pintozzi is responsible for the planning and analysis, capital allocation, valuation and compliance functions as well as Allstate Federal Savings Bank. Prior to Allstate, Mr. Pintozzi was an audit partner with Deloitte & Touche, specializing in the insurance and financial services industries. He is a Certified Public Accountant and holds memberships with the American Institute of Certified Public Accountants and the Illinois CPA Society. In addition, Mr. Pintozzi currently serves as a director for ALIC Reinsurance Company, Allstate Assignment Company, Allstate Assurance Company, Allstate Bank, Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Allstate Settlement Corporation, American Heritage Life Insurance Company, Charter National Life Insurance Company, Intramerica Life Insurance Company, and Surety Life Insurance, each of which is affiliated with Lincoln Benefit. Mr. Pintozzi has extensive experience in corporate and insurance company finance and accounting.

   MATTHEW E. WINTER, 53, has been a director since December 2009, Chief Executive Officer and Chairman of the Board since March 2010. Mr. Winter is also the President and Chief Executive Officer of Allstate Life Insurance Company and Senior Vice President of Allstate Insurance Company, each a parent organization of Lincoln Benefit. Prior to Allstate, Mr. Winter was the Vice Chairman of American International Group, President and Chief Executive Officer of American General Life Companies, and Executive Vice President for MassMutual Financial Group. For a brief period in 2009, Mr. Winter served as a director of EP Global Communications, a magazine publication and distribution company. Currently, Mr. Winter also serves as a director for Allstate Insurance Company, Allstate Life Insurance Company, Allstate Life Insurance Company of New York, American Heritage Life Insurance Company, American Heritage Life Investment Corporation, and Intramerica Life Insurance Company, each of which is affiliated with Lincoln Benefit. Mr. Winter was also a former Chairman of the Houston Food Bank Board of Directors. Mr. Winter has extensive experience leading major life insurance and financial services providers, working with financial and estate planning products and overseeing the operations of insurance companies.

  INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.

   No directors or executive officers have been involved in any legal proceedings that are material to an evaluation of the ability or integrity of any director or executive officer of Lincoln Benefit.

ITEM 11(L).EXECUTIVE COMPENSATION

                 COMPENSATION DISCUSSION AND ANALYSIS ("CD&A")

                                   OVERVIEW

    . Executive officers of Lincoln Benefit also serve as officers of other subsidiaries of The Allstate Corporation ("Allstate") and receive no compensation directly from Lincoln Benefit. They are employees of an Allstate subsidiary. Allocations have been made for each named executive based on the amount of the named executive's compensation allocated to Lincoln Benefit under the Amended and Restated Service and Expense Agreement among Allstate Insurance Company, Allstate and certain affiliates, as amended effective January 1, 2009, to which Lincoln Benefit is a party (the "Service and Expense Agreement"). Those allocations are reflected in the Summary Compensation Table set forth below and in this disclosure, except where noted. The named executives may have received additional compensation for services rendered to other Allstate subsidiaries, and those amounts are not reported. Lincoln Benefit's directors receive no compensation for serving as directors in addition to their compensation as employees of an Allstate affiliate.

    . Allstate provides its executive officers with the following core compensation elements: annual salary, annual cash incentive awards, and equity awards. In 2009, Allstate discontinued future cycles of its long-term cash incentive plan in favor of placing greater emphasis on long-term equity awards, consistent with its compensation philosophy, and to a lesser extent, annual cash incentive awards.

    . Allstate embraces a pay-for-performance philosophy for its executives in which variable compensation represents a large portion of potential compensation and is tied to appreciation of Allstate stock and Allstate's performance in achieving short-term and long-term business goals.

    . Allstate uses equity-based compensation to align the interests of its executives with long-term stockholder value and as a tool for retaining executive talent. Once granted, the value of these awards rises and falls with the price of Allstate stock. Equity awards granted in 2010, including stock options and restricted stock units, will vest in three installments of 50% on the second anniversary of the grant date and 25% on each of the third and fourth anniversary dates. Restricted stock units granted in 2010 will no longer receive dividend equivalents on a quarterly schedule; instead dividend equivalents will be paid when the underlying restricted stock unit vests.

    . In 2009 the executive compensation program was simplified by reducing the number of performance measures under the Annual Executive Incentive Compensation Plan. Consistent with current market trends, the maximum corporate multiplier for the 2010 performance year for an executive officer's Annual Executive Incentive Plan award will be 250% of target. In addition, the minimum payout, upon achieving the performance threshold, will be 50% of target.

    .  Allstate offers its executives limited perquisites.

NAMED EXECUTIVES

   This CD&A, on pages 54 to 63, describes the executive compensation program for Allstate and specifically describes total 2009 compensation for the following named executives of Lincoln Benefit:

    . Frederick F. Cripe--Chairman and Chief Executive Officer until March 12, 2010

    .  John C. Pintozzi--Senior Vice President and Chief Financial Officer

    .  Lawrence W. Dahl--President and Chief Operating Officer

    .  Matthew S. Easley--Vice President

    .  John C. Lounds--Vice President until July 31, 2009

    .  J. Eric Smith--Vice President until January 15, 2010

COMPENSATION PHILOSOPHY

   Allstate's compensation philosophy is based on these central beliefs:

    . Executive compensation should be aligned with performance and stockholder value. Accordingly, a significant amount of executive compensation should be in the form of equity.

    . The compensation of executives should vary both with appreciation in the price of Allstate stock and with Allstate's performance in achieving strategic short and long-term business goals designed to drive stock price appreciation.

    . Allstate's compensation program should inspire executives to strive for performance that is better than the industry average.

    . A greater percentage of compensation should be at risk for executives who bear higher levels of responsibility for Allstate's performance.

    . Allstate should provide competitive levels of compensation for competitive levels of performance and superior levels of compensation for superior levels of performance.

   Allstate's executive compensation program has been designed around these beliefs. They serve Allstate's goal of attracting, motivating, and retaining highly talented executives to compete in the complex and highly regulated insurance and financial services industry.

COMPENSATION PRACTICES

   Allstate reviews the design of its executive compensation program and executive pay levels on an annual basis and performance and goal attainment within this design throughout the year. As part of that review, Allstate considers available data regarding compensation paid to similarly-situated executives at companies against which it competes for executive talent. With respect to the compensation program for 2009 for Allstate executives, including the named executives of Lincoln Benefit, Allstate management considered compensation surveys, as well as compensation data for the peer companies listed on page 61, that provided information on companies of broadly similar size and business mix as Allstate, as well as companies with a broader market context. The compensation surveys considered include the Mercer Property & Casualty Insurance Company Survey, the 2008 Towers Perrin Diversified Insurance Survey, and the Towers Perrin Compensation Data Bank. The weight given to information obtained from these sources varied depending on the position being evaluated. The Diversified Insurance Survey includes 29 insurance organizations with assets ranging from $20 billion to $1 trillion, with a median asset size of $131 billion. The Towers Perrin Compensation Data Bank provides compensation data on 80 of the Fortune 100 companies. The Mercer Property & Casualty Insurance Company Survey includes compensation data for 45 property and casualty insurance companies with at least $1 billion in annual premiums. In addition, in its executive pay and performance discussions, Allstate management considered information regarding other companies in the financial services industries.

CORE ELEMENTS OF EXECUTIVE COMPENSATION PROGRAM

   The following table lists the core elements of Allstate's executive compensation program for 2009.

CORE ELEMENT                                               PURPOSE
------------                                               -------
Annual salary......... Provides a base level of competitive cash compensation for executive talent
Annual cash incentive  Reward performance on key strategic, operational, and financial measures over awards.............. the year
Equity awards......... Align the interests of executives with long-term Allstate shareholder value and retain executive talent

   These core elements are designed to balance individual, business unit, and overall corporate performance. The goals for incentive awards are aligned with Allstate's strategic vision and 2009 operating priorities of keeping Allstate financially strong, improving customer loyalty, and reinventing protection and retirement for the consumer.

   Allstate's compensation design balances annual and long-term incentive awards with short and long-term business goals. At the target level of performance, annual and long-term incentive awards are designed to constitute a significant percentage of an executive's total core compensation. The target incentive-based core compensation for Mr. Cripe, who had the greatest level of responsibility for Allstate's performance, was 77% of his total core compensation (19% annual cash incentive award, 38% stock options, and 20% restricted stock units). Messrs. Pintozzi's, Easley's, Lounds', and Smith's incentive-based core compensation on average was targeted at 64% of their total core compensation (21% annual cash incentive award, 28% stock options, and 15% restricted stock units). The target incentive-based core compensation for Mr. Dahl was 50% of his total core compensation (35% annual cash incentive award, 10% stock options, and 5% restricted stock units).

SALARY

    . Mr. Cripe's salary was set by the Allstate Board of Directors based on the recommendations of its Compensation and Succession Committee (the "Committee"). The salaries of other executive officers are set by Allstate management.

    . In recommending executive base salary levels, Allstate uses the 50/th/ percentile of comparable companies as a guideline to align with Allstate's pay philosophy for competitive positioning in the market for executive talent.

    . The average enterprise-wide merit and promotional increases are based on a combination of U.S. general and the insurance industry market data and are set at levels intended to be competitive.

    . Annual merit increases for the named executives are based on evaluations of their performance by Allstate's management, using the average enterprise-wide merit increase as a guideline.

    . Promotional increases are based on the increased responsibilities of the new position and the skills and experience of the executive being promoted.

ANNUAL CASH INCENTIVE COMPENSATION

   In 2009 Allstate maintained the Annual Executive Incentive Compensation Plan, an Allstate stockholder-approved plan under which executive officers had the opportunity to earn an annual cash incentive award based on the achievement of a combination of Allstate corporate and business unit performance measures for Allstate's main business units including Allstate Financial. Lincoln Benefit is part of the Allstate Financial business unit.

   The Committee approves performance measures and goals for annual cash incentive awards under the Annual Executive Incentive Compensation Plan during the first quarter of the year. The performance measures and goals are aligned with Allstate's objectives and tied to Allstate's strategic vision and operating priorities. They are designed to reward executives for actual performance, to reflect objectives that will require significant effort and skill to achieve, and to drive stockholder value.

   After the end of the year, the Committee reviews the extent to which Allstate has achieved the various performance measures and approves the actual amount of the annual cash incentive award. The Committee may adjust the amount of an annual cash incentive award. Allstate pays the annual cash incentive awards in March, after the end of the year.

   For 2009, the Committee adopted corporate and Allstate Financial business unit annual performance measures and weighted them as applied to each of the named executives in accordance with their responsibilities for Allstate's overall corporate performance and the performance of Allstate Financial. Each measure is assigned a weight expressed as a percentage of the total annual cash incentive award opportunity, with all weights for any particular named executive adding to 100%.

   The following table lists the performance measures and related target goals for 2009, as well as the weighting factors and actual results, applicable to the named executives. The performance measures were designed to focus executive attention on key strategic, operational, and financial measures including top line growth and profitability. For each performance measure, the Committee approved a threshold, target, and maximum goal. The target goals for the performance measures were based on evaluations of Allstate's historical performance and plans to drive projected performance. A description of each performance measure is provided under the "Performance Measures" caption on page 81.

                 ANNUAL EXECUTIVE INCENTIVE COMPENSATION PLAN
                 PERFORMANCE MEASURES, TARGETS, AND WEIGHTING

                                                                                    ACHIEVEMENT
                                                                                    RELATIVE TO
                                                                                 THRESHOLD, TARGET,
PERFORMANCE MEASURE/(1)/                   WEIGHTING    TARGET      ACTUAL/(2)/    MAXIMUM GOALS
-----------------------                    --------- ------------  ------------  ------------------
CORPORATE-LEVEL PERFORMANCE MEASURE.......    20%
   Adjusted Operating Income Per Diluted
     Share................................               $5.10         $3.55      Below threshold
ALLSTATE FINANCIAL PERFORMANCE MEASURES...    80%
   Adjusted Operating Income..............           $300 million  $279 million  Between threshold
                                                                                    and target
   Financial Product Sales (Production
     Credits).............................           $285 million  $255 million   Below threshold
   Allstate Financial Total Return........               4.50%        14.84%     Exceeded maximum

--------
(1)Information regarding Allstate's performance measures is disclosed in the limited context of the annual cash incentive awards and should not be understood to be statements of management's expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
(2)Stated as a percentage of target goals with a range from 0% to 300% (with the exception of Mr. Dahl, who had a target goal with a range from 0% to 250%), the actual performance comprises 0% for Adjusted Operating Income Per Diluted Share performance, and 99% for Allstate Financial performance.

   Target award opportunities approved by the Committee are stated as a percentage of annual base salary. Annual cash incentive awards are calculated using base salary, as adjusted by any merit and promotional increases granted during the year on a prorated basis, except for Mr. Dahl, whose incentive award was calculated using his 2009 year-end salary. One of the central beliefs on which Allstate's compensation philosophy is based is that a greater percentage of compensation should be at risk for executives who bear higher levels of responsibility for Allstate's performance. In setting target incentive levels for named executive officers, the Committee gives the most consideration to market data primarily focusing on pay levels at peer group companies with which it directly competes for executive talent and stockholder investment.

   In calculating the annual cash incentive awards, Allstate's achievement with respect to each performance measure is expressed as a percentage of the target goal, with interpolation applied between the threshold and target goals and between the target and maximum goals. Unless otherwise adjusted by the Committee for Mr. Cripe or by management for the other named executives, the amount of the annual cash incentive award is the sum of the amounts calculated using the calculation below for all of the performance measures.

Actual performance interpolated relative to  X   Weighting  X   Target award opportunity as a  X   Salary*
threshold and target on a range of 0% to                            percentage of salary*
100% and relative to target and maximum on
a range of 100% to 300%**

--------
* Base salary, as adjusted by any merit and promotional increases granted during the year on a prorated basis (except for Mr. Dahl).
** 100% to 250% for Mr. Dahl, whose incentive award was calculated using his 2009 year-end salary.

   Annual cash incentive awards based on the achievement of the performance measures for 2009 are included in the amounts reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 63 and broken out separately from long-term cash incentive awards in a footnote to that table. In addition, the threshold, target, and maximum annual award opportunities for 2009 are included in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column in the Grants of Plan-Based Awards table on page 65.

   As President and Chief Operating Officer of Lincoln Benefit, Mr. Dahl participated in a cash-based sales incentive plan (the "Sales Incentive Plan") based on first year premiums for universal life and term policies, as well as deposits for annuities, sold by one of Lincoln Benefit's distribution channels. In 2009, the targeted compensation level for the Sales Incentive Plan was $100,000. Payments related to the Sales Incentive Plan were made to Mr. Dahl on a monthly basis and totaled $62,343 for 2009. Payments were below plan for 2009 because targeted sales levels were not achieved. No other named executives of Lincoln Benefit participated in the Sales Incentive Plan.

LONG-TERM INCENTIVE AWARDS--CASH AND EQUITY

   As part of total core compensation, Allstate historically has provided three forms of long-term incentive awards: stock options, restricted stock units, and long-term cash incentive awards. In 2009, Allstate discontinued future cycles of the long-term cash incentive plan. The relative mix of various forms of these awards is driven by Allstate's objectives in providing the specific form of award, as described below.

  LONG-TERM INCENTIVE AWARDS--EQUITY

   As stated in its compensation philosophy, Allstate believes that a significant amount of executive compensation should be in the form of equity and that a greater percentage of compensation should be at risk for executives who bear higher levels of responsibility for Allstate's performance. Consistent with that philosophy, the size of stock option and restricted stock unit awards granted by the Committee is usually larger for executives with the broadest scope of responsibility. However, from time to time, larger equity awards are granted to attract new executives.

  STOCK OPTIONS

   Stock options represent the opportunity to buy shares of Allstate stock at a fixed exercise price at a future date. They are utilized to align the interests of executives with long-term value of Allstate stockholders.

  KEY ELEMENTS:

    . Under the Allstate stockholder-approved equity incentive plan, the exercise price cannot be less than the fair market value of a share on the date of grant.

    . Stock option repricing is not permitted. In other words, absent an event such as a stock split, if the Committee cancels an award and substitutes a new award in its place, the exercise price of the new award cannot be less than the exercise price of the cancelled award.

    . All stock option awards have been made in the form of nonqualified stock options.

    . Allstate stock options vest over stated vesting periods measured from the date of grant.

    . The options granted to the named executives in 2009 become exercisable in four installments of 25% on the first four anniversaries of the grant date and expire in ten years, except in certain change-in-control situations or under other special circumstances approved by the Committee.

  RESTRICTED STOCK UNITS

   Each restricted stock unit represents Allstate's promise to transfer one fully vested share of Allstate stock in the future if and when the restrictions expire (when the unit "vests"). Because restricted stock units are based on and payable in stock, they serve to reinforce the alignment of interests of executives and Allstate stockholders. In addition, because restricted stock units have a real, current value that is forfeited, except in some circumstances, if an executive terminates employment before the restricted stock units vest, they provide a significant retention incentive. Under the terms of the restricted stock unit awards, the executives have only the rights of general unsecured creditors of Allstate and no rights as stockholders until delivery of the underlying shares.

  KEY ELEMENTS:

    . The restricted stock units granted to the named executives in 2009 vest in one installment on the fourth anniversary of the date of grant, except in certain change-in-control situations or under other special circumstances approved by the Committee.

    . Allstate restricted stock units granted to the named executives in 2009 and prior years include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Allstate common stockholders.

  TIMING OF EQUITY AWARDS AND GRANT PRACTICES

   The Committee grants existing employee equity incentive awards on an annual basis normally during a meeting in the first fiscal quarter, after the issuance of Allstate's prior fiscal year-end earnings release. Throughout the year, the Committee grants equity incentive awards in connection with new hires and promotions and in recognition of achievements. The Committee approved a one-time recognition award of non-qualified stock options and restricted stock units to Mr. Cripe in November 2009. This award was granted in recognition of his leadership of Allstate Financial.

   Pursuant to authority delegated by the Allstate Board and the Committee, equity incentive awards also may be granted by a subcommittee consisting of the Committee chair or by an equity award committee which currently consists of Allstate's CEO. The subcommittee may grant restricted stock or restricted stock units to new hires. The equity award committee may grant restricted stock units and stock options in connection with new hires and promotions and in recognition of achievements.

  STOCK OWNERSHIP GUIDELINES

   Because Allstate believes strongly in linking the interests of management with those of its stockholders, it instituted stock ownership guidelines in 1996 that require each of the named executives, with the exception of

Mr. Dahl, to own, as of March 1 following the fifth year after assuming a senior management position, common stock, including restricted stock units, worth a multiple of base salary. Unexercised stock options do not count towards meeting the stock ownership guidelines. Messrs. Cripe and Pintozzi have met their respective goals. Mr. Easley has until March 1, 2011, to meet his goal. Messrs. Lounds and Smith retired or left Allstate prior to March 1, 2010 and are no longer subject to the guidelines. For Mr. Cripe, the goal is four times salary. For Messrs. Pintozzi and Easley, the goal is two times salary. After a named executive meets the guideline for the position, if the value of his shares does not equal the specified multiple of base salary solely due to the fact that the value of the shares has declined, the executive is still deemed to be in compliance with the guideline. However, any executive in that situation may not sell any shares acquired upon the exercise of an option or conversion of any equity award except to satisfy tax withholding obligations, until the value of his shares again equals the specified multiple of base salary. In accordance with Allstate's policy on insider trading, all officers, directors, and employees are prohibited from engaging in transactions with respect to any securities issued by Allstate or any of its subsidiaries that might be considered speculative or regarded as hedging, such as selling short or buying or selling options.

  LONG-TERM INCENTIVE AWARDS--CASH

   After the end of the three-year cycle for long-term cash incentive awards, the Committee reviews the extent to which Allstate has achieved the various performance measures and approves the actual amount of the long-term cash incentive awards. Allstate pays long-term cash incentive awards after the end of the three-year cycle.

   Long-term cash incentive awards were designed to reward executives for collective results attained over a three-year performance cycle. Each of the named executives except for Mr. Dahl is eligible for these awards. The Committee approved performance measures and threshold, target, and maximum goals for long-term cash incentive awards at the beginning of each three-year cycle and a new cycle started every year. However, the Committee discontinued future long-term incentive plan awards in 2009, making the 2008-2010 cycle the final cycle under the Long-Term Executive Incentive Compensation Plan. The final award under this plan was made in February 2008 and will be paid out in March 2011. For the 2007-2009 cycle, there were three performance measures. The target goals for each performance measure, the actual results, and the relative weight of each measure are shown in the following table. The selection and weighting of these measures was intended to focus executive attention on the collective achievement of Allstate's long-term financial goals across its various product lines. A description of each performance measure is provided under the "Performance Measures" caption on page 81.

               LONG-TERM CASH INCENTIVE AWARDS, 2007-2009 CYCLE
            PERFORMANCE MEASURES, WEIGHTING, AND TARGET GOALS/(1)/

                                                             PERCENTAGE
                                                            WEIGHT OF THE                            ACHIEVEMENT
                                                                TOTAL                                RELATIVE TO
                                                              POTENTIAL                           THRESHOLD, TARGET,
PERFORMANCE MEASURES                                         AWARD/(2)/     TARGET      ACTUAL    MAXIMUM GOALS/(3)/
--------------------                                        ------------- ----------- ----------- ------------------
Average adjusted return on equity..........................      50%         5/th/       5/th/         Target
                                                                           position    position
                                                                          relative to relative to
                                                                             peers       peers

Allstate Protection growth in policies in force over the
  3-year cycle.............................................      25%         5.0%       (3.8)%     Below threshold

Allstate Financial return on total capital over the 3-year
  cycle....................................................      25%         9.5%        7.9%      Below threshold

--------
(1)Information regarding performance measures is disclosed in the limited context of long-term cash incentive awards and should not be understood to be statements of management's expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

(2)Same weight applied for all eligible named executives.
(3)Stated as a percentage of target goals with a range from 0% to 300%, the actual performance comprises 50% for the average adjusted return on equity measure, 0% for the Allstate Protection measure, and 0% for the Allstate Financial measure. The weighted results for all three measures stated as a percentage of the target goals for all the eligible named executives was 50%.

   The target goal for the average adjusted return on equity was set at a level representing average projected industry performance. The target goals for Allstate Protection growth in policies in force over the three-year cycle and Allstate Financial return on total capital over the three-year cycle were based on evaluations of Allstate's historical performance and plans to drive projected performance.

   The average adjusted return on equity measure compares Allstate's performance to the following peer insurance companies:

  The Chubb Corporation                        MetLife Inc.
  CNA Financial Corporation                    The Progressive Corporation
  The Hartford Financial Services Group, Inc.  Prudential Financial, Inc.
  Lincoln National Corporation                 The Travelers Companies, Inc.

   Allstate's ranked position relative to this peer group determines the percentage of the total target award for this performance measure to be paid, as indicated in the following table. However no payment is made unless the average adjusted return on equity exceeds the average risk free rate of return on three-year Treasury notes over the three-year cycle, plus 200 basis points, regardless of Allstate's standing compared to the peer group. For the 2007-2009 cycle, Allstate achieved the 5/th/ position and met the target level of performance. The average adjusted return on equity exceeded the average risk free rate of return by 375 basis points.

                  AVERAGE ADJUSTED RETURN ON EQUITY RELATIVE
                        TO PEER GROUP, 2007-2009 CYCLE

                              PEER POSITION % OF TARGET AWARD
                              ------------- -----------------
                   Threshold.       9                0%
                                    8               40%
                                    7               60%
                                    6               80%
                   Target....       5              100%
                                    4              150%
                                    3              200%
                                    2              250%
                   Maximum...       1              300%

   Target award opportunities approved by the Committee are stated as a percentage of annual base salary. Award opportunities for the eligible named executives are capped at 300% of the target awards. Awards for each cycle are calculated using base salary in effect at the beginning of the cycle, as adjusted by any promotional increases granted during the course of the cycle on a prorated basis. Mr. Cripe had a target award opportunity of 70%. Messrs. Pintozzi, Easley, Smith, and Lounds each had a target award opportunity of 40%. The size of these target awards is based on each executive's level of responsibility for contributing to Allstate's long-term performance and overall market competitiveness.

   Unless otherwise adjusted by the Committee, in calculating the long-term cash incentive awards, Allstate's achievement with respect to each performance measure for a particular cycle is expressed as a percentage of the target goal with interpolation applied between threshold and target goals and between target and maximum goals.

The amount of each eligible named executive's award is the sum of the amounts calculated using the following calculation for all of the long-term cash incentive performance measures.

Actual performance interpolated relative to  X   Weighting X   Target award opportunity as a X   Salary*
threshold and target on a range of 0% to                           percentage of salary*
100% and relative to target and maximum on
a range of 100% to 300%

--------
* Base salary in effect at the beginning of the cycle, as adjusted by any promotional increases granted during the course of the cycle on a prorated basis.

   Long-term cash incentive awards based on the achievement of the performance measures for the 2007-2009 cycle were paid in March 2010 and are included in the amounts reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table and broken out separately from annual cash incentive awards in a footnote to that table.

OTHER ELEMENTS OF COMPENSATION

   To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, we provide the benefits listed in the following table.

                                                                               OTHER NAMED
                                                                            EXECUTIVES, OTHER  ALL FULL-TIME
                                                                              OFFICERS, AND     AND REGULAR
                                                                                 CERTAIN         PART-TIME
BENEFIT OR PERQUISITE                                         MR. CRIPE         MANAGERS         EMPLOYEES
---------------------                                     ---------------   -----------------  -------------
401(k)/(1)/ and defined benefit pension.................. (check mark)       (check mark)      (check mark)
Supplemental retirement benefit.......................... (check mark)       (check mark)
Health and welfare benefits/(2)/......................... (check mark)       (check mark)      (check mark)
Supplemental long-term disability and executive physical
  program................................................ (check mark)       (check mark)/(3)/
Deferred compensation.................................... (check mark)       (check mark)
Tax preparation services................................. (check mark)       (check mark)
Financial planning services.............................. (check mark)
Cell phones and ground transportation.................... (check mark)/(4)/

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(1)Allstate contributed $1.00 for every dollar of basic pre-tax deposits made in 2009 on the first 3 percent of eligible pay and $.50 for every dollar of basic pre-tax deposits made in 2009 on the next 2 percent of eligible pay for eligible participants, including the named executive officers.
(2)Including medical, dental, vision, life, accidental death and dismemberment, long-term disability, and group legal insurance.
(3)An executive physical program is available to all officers.
(4)Ground transportation is available to Mr. Cripe. Cell phones are available to members of Allstate's senior management team, other officers and certain managers, and certain employees depending on their job responsibilities.

  RETIREMENT BENEFITS

   Each named executive officer participates in two different defined benefit pension plans. The Allstate Retirement Plan (ARP) is a tax qualified defined benefit pension plan available to all of Allstate's regular full-time and regular part-time employees who meet certain age and service requirements. The ARP provides an assured retirement income related to an employee's level of compensation and length of service at no cost to the employee. As the ARP is a tax qualified plan, federal tax law places limits on (1) the amount of an individual's compensation that can be used to calculate plan benefits and
(2) the total amount of benefits payable to a participant under the plan on an annual basis. These limits may result in a lower benefit under the ARP than would have been payable if the limits did not exist for certain of Allstate's employees. Therefore, the Allstate Insurance Company Supplemental Retirement Income Plan (SRIP) was created for the purpose of providing ARP-eligible employees whose compensation or benefit amount exceeds the federal limits with an additional defined benefit in an amount equal to what would have been payable under the ARP if the federal limits described above did not exist.

  CHANGE-IN-CONTROL AND POST-TERMINATION BENEFITS

   Allstate does not view the change-in-control benefits or post-termination benefits as additional elements of compensation due to the fact that a change-in-control or other triggering event may never occur. However, the use and structure of Allstate's change-in-control and post-termination plans are consistent with Allstate's compensation objectives to attract, motivate, and retain highly talented executives. A change-in-control of Allstate could have a disruptive impact on both Allstate and its executives. Allstate's change-in-control benefits and post-termination benefits are designed to mitigate that impact and to maintain the connection between the interests of executives and Allstate's stockholders. As part of these benefits, executives receive equity awards that might otherwise be eliminated by new directors of Allstate elected in connection with a change-in-control. With the exception of Mr. Dahl, Allstate also provides certain protections for cash incentive awards, previously deferred compensation, and benefits if the named executive's employment is terminated within a two-year period after a change-in-control. The arrangements which are described in the "Potential Payments as a Result of Termination or Change-in-Control" section are not provided exclusively to the named executives. Certain cash severance benefits are provided to all regular full-time and regular part-time Allstate employees. For example, Allstate replaced its vacation policy with a paid time off bank effective January 1, 2001. Eligible employees could elect to receive their vacation days accrued but not yet taken between their annual anniversary date in 2000 and December 31, 2000, as either paid time off or in the form of a lump sum severance payment at termination.

 SUMMARY COMPENSATION TABLE FOR 2009 AND GRANTS OF PLAN-BASED AWARDS TABLE FOR
                                     2009

                          SUMMARY COMPENSATION TABLE

   The following table sets forth information concerning the compensation of the named executives for all services rendered to Lincoln Benefit in 2009, allocated to Lincoln Benefit in a manner consistent with the allocation of compensation expenses under Service and Expense Agreement.

                                                                                   CHANGE IN
                                                                                 PENSION VALUE
                                                                    NON-EQUITY        AND
                                                                    INCENTIVE     NONQUALIFIED
                                                  STOCK   OPTION       PLAN         DEFERRED       ALL OTHER
                                SALARY   BONUS   AWARDS   AWARDS   COMPENSATION   COMPENSATION    COMPENSATION  TOTAL
NAME/(1)/                  YEAR  ($)    ($)/(2)/ ($)/(3)/ ($)/(4)/   ($)/(5)/   EARNINGS ($)/(6)/   ($)/(7)/     ($)
--------                   ---- ------- -------  -------  -------  ------------ ----------------  ------------ -------
Frederick F. Cripe/(1)/... 2009 105,031      0   147,479  270,938    100,391         93,351/(8)/      7,546    724,736
(CHAIRMAN AND CHIEF
 EXECUTIVE OFFICER)

John C. Pintozzi.......... 2009 120,224  7,436    55,594  106,439     75,456         10,673/(9)/      9,053    384,875
(VICE PRESIDENT AND CHIEF
 FINANCIAL OFFICER)

Lawrence W. Dahl.......... 2009 253,299      0    25,195   48,246    113,091        235,494/(10)/    80,690    759,285
(PRESIDENT AND CHIEF
 OPERATING OFFICER)

Matthew S. Easley......... 2009 114,709      0    45,652   87,398     72,160          6,064/(11)/     8,708    334,691
(VICE PRESIDENT)

Eric Smith/(1)/........... 2009 105,359      0    48,919   93,652     49,462          8,702/(12)/     8,023    314,117
(VICE PRESIDENT)

John Lounds/(1)/.......... 2009  77,287      0    60,708  116,223     42,245        135,461/(13)/    21,264    453,188
(FORMER VICE PRESIDENT)

--------
(1)Mr. Lounds was a Vice President of Lincoln Benefit until July 31, 2009.
   Mr. Smith was a Vice President of Lincoln Benefit until January 15, 2010. Mr. Cripe was Chairman and CEO of Lincoln Benefit until March 12, 2010.
(2)Mr. Pintozzi received a bonus as a result of his outstanding individual performance in 2009.
(3)The aggregate grant date fair value of restricted stock unit awards computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 ("ASC 718"). The number of restricted stock units granted in 2009 to each named executive is provided in the Grants of Plan-Based Awards table on page 65. The fair value of restricted stock unit awards is based on the final closing price of Allstate's stock as of the date of grant. The final closing price in part reflects the payment of future dividends expected.
(4)The aggregate grant date fair value of option awards computed in accordance with FASB ASC 718. The fair value of each option award is estimated on the date of grant using a binomial lattice model. The fair value of each option award is estimated on the date of grant using the assumptions as set forth in the following table:

                  Weighted average expected term.  8.1 years
                  Expected volatility............ 26.3 - 79.2%
                  Weighted average volatility....    38.3%
                  Expected dividends.............     2.6%
                  Risk-free rate.................  0.0 - 3.7%

   The number of options granted in 2009 to each named executive is provided in the Grants of Plan-Based Awards table on page 65.

(5)Amounts earned under the Annual Executive Incentive Compensation Plan are paid in the year following performance. Amounts earned under the Long-Term Executive Incentive Compensation Plan are paid in the year following the performance cycle. The amounts shown in the table above include amounts earned in 2009 and payable under these plans in 2010. The break-down for each component is as follows:

                               ANNUAL CASH              LONG-TERM
                                INCENTIVE             CASH INCENTIVE
            NAME          YEAR AWARD AMOUNT   CYCLE    AWARD AMOUNT
            ----          ---- ------------ --------- --------------
            Mr. Cripe.... 2009   $68,051    2007-2009    $32,340
            Mr. Pintozzi. 2009   $54,970    2007-2009    $20,486
            Mr. Dahl..... 2009   $50,748*   2007-2009    $     0
            Mr. Easley... 2009   $52,444    2007-2009    $19,716
            Mr. Lounds... 2009   $30,824    2007-2009    $18,639
            Mr. Smith.... 2009   $22,327    2007-2009    $19,918

  ------
    * Mr. Dahl received an additional $62,343 for 2009 under the terms of the Sales Incentive Plan.
(6)Amounts reflect the aggregate increase in actuarial value of the pension benefits as set forth in the Pension Benefits table, accrued during 2009. These are benefits under the Allstate Retirement Plan (ARP) and the Allstate Insurance Company Supplemental Retirement Income Plan (SRIP). Non-qualified deferred compensation earnings are not reflected since Allstate's Deferred Compensation Plan does not provide above-market earnings. For 2009, the pension plan measurement date used for financial statement reporting purposes, December 31, as well as the methodology employed for purposes of Allstate's financial statements, were used in the calculation of the change in present value. (See note 16 to the Allstate audited financial statements for 2009.) One component of the change in pension value from 2008 to 2009 displayed in this column relates to the change in the discount rate used to calculate the value of pension benefits. The discount rate decreased from 7.5% in 2008 to 6.25% at year-end 2009, which resulted in an increase in the present value of accrued benefits at year-end 2009. For participants earning final average pay benefits (i.e. Messrs. Cripe, Dahl, and Lounds), approximately 50% of the change in pension value relates to the change in the discount rate.
(7)The "All Other Compensation for 2009--Supplemental Table" provides details regarding the amounts for 2009 for this column.
(8)Reflects increases in the actuarial value of the benefits provided to Mr. Cripe pursuant to the ARP and SRIP of $38,049 and $55,302 respectively.
(9)Reflects increases in the actuarial value of the benefits provided to Mr. Pintozzi pursuant to the ARP and SRIP of $5,546 and $5,127 respectively.
(10)Reflects increases in the actuarial value of the benefits provided to Mr. Dahl pursuant to the ARP and SRIP of $122,316 and $113,178 respectively.
(11)Reflects increases in the actuarial value of the benefits provided to Mr. Easley pursuant to the ARP and SRIP of $2,985 and $3,079 respectively.
(12)Reflects increases in the actuarial value of the benefits provided to Mr. Smith pursuant to the ARP and SRIP of $4,794 and $3,908 respectively.
(13)Reflects increases in the actuarial value of the benefits provided to Mr. Lounds pursuant to the ARP and SRIP of $50,462 and $84,999 respectively.

              ALL OTHER COMPENSATION FOR 2009--SUPPLEMENTAL TABLE

                                 (IN DOLLARS)

   The following table describes the incremental cost of other benefits provided in 2009 that are included in the "All Other Compensation" column.

                                                       TOTAL
                               401(K)                ALL OTHER
                NAME          MATCH/(1)/ OTHER/(2)/ COMPENSATION
                ----          ---------  ---------  ------------
                Mr. Cripe....   2,587      4,959        7,546
                Mr. Pintozzi.   3,695      5,358        9,053
                Mr. Dahl.....   9,800     87,506       97,306
                Mr. Easley...   3,695      5,013        8,708
                Mr. Lounds...   3,695     11,189       14,884
                Mr. Smith....   3,402      4,621        8,023

--------
(1)Each of the named executives participated in Allstate's 401(k) plan during 2009. The amount shown is the amount allocated to their accounts as employer matching contributions, allocated to Lincoln Benefit in a manner consistent with the allocation of compensation expenses under the Service and Expense Agreement.
(2)"Other" consists of premiums for group life insurance and personal benefits and perquisites consisting of cell phones, tax preparation services, financial planning, executive physicals, ground transportation, and supplemental long-term disability coverage. None of the personal benefits and perquisites individually exceeded the greater of $25,000 or 10% of the total amount of these benefits for the named executives, except Mr. Lounds' vacation accrual severance benefit of $3,861, which represents the value at December 31, 2009, of his vacation days accrued but not yet taken between his annual anniversary date in 2000 and December 31, 2000, allocated to Lincoln Benefit in a manner consistent with the Service and Expense Agreement; and Mr. Dahl's payment, in accordance with Nebraska law, of $76,914 for paid time off accrued but not taken between 2001 and 2009. Allstate provides supplemental long-term disability coverage to regular full-time and regular part-time employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the Group Long Term Disability Insurance Plan. This coverage is self-insured (funded and paid for by Allstate when obligations are incurred). No obligations for the named executives were incurred in 2009 and so no incremental cost is reflected in the table.

           GRANTS OF PLAN-BASED AWARDS AT FISCAL YEAR-END 2009/(1)/

   The following table provides information about non-equity incentive plan awards and equity awards granted to our named executives during the fiscal year 2009 to the extent the expense for such awards was allocated to Lincoln Benefit under the Service and Expense Agreement.

                                                ESTIMATED FUTURE PAYOUTS
                                                UNDER NON-EQUITY INCENTIVE                                    GRANT DATE
                                                    PLAN AWARDS/(2)/                                        FAIR VALUE ($)/(4)/
                                                ------------------------                                    -------------------
                                                                             ALL
                                                                            OTHER
                                                                            STOCK   ALL OTHER
                                                                           AWARDS:    OPTION
                                                                            NUMBER   AWARDS:    EXERCISE
                                                                              OF    NUMBER OF    OR BASE
                                                                            SHARES  SECURITIES  PRICE OF
                                                                           OF STOCK UNDERLYING   OPTION
                                                THRESHOLD   TARGET MAXIMUM OR UNITS  OPTIONS     AWARDS     STOCK     OPTION
NAME        GRANT DATE         PLAN NAME           ($)       ($)     ($)     (#)       (#)     ($/SHR)/(3)/ AWARDS    AWARDS
----       ------------- ---------------------- ---------   ------ ------- -------- ---------- -----------   -------   -------
Mr. Cripe.               Annual Cash Incentive      0       86,031 258,094
           Feb. 27, 2009 Restricted Stock Units                             6,018                           101,281
           Feb. 27, 2009 Stock Options                                                34,198      16.83               193,903
           Nov. 02, 2009 Restricted Stock Units                             1,559                            46,199
           Nov. 02, 2009 Stock Options                                                 8,855      29.64                77,035

                                                   ESTIMATED FUTURE PAYOUTS
                                                   UNDER NON-EQUITY INCENTIVE                                    GRANT DATE
                                                       PLAN AWARDS/(2)/                                        FAIR VALUE ($)/(4)/
                                                   -------------------------                                   -------------------
                                                                                ALL
                                                                               OTHER
                                                                               STOCK   ALL OTHER
                                                                              AWARDS:    OPTION
                                                                               NUMBER   AWARDS:    EXERCISE
                                                                                 OF    NUMBER OF    OR BASE
                                                                               SHARES  SECURITIES  PRICE OF
                                                                              OF STOCK UNDERLYING   OPTION
                                                   THRESHOLD  TARGET  MAXIMUM OR UNITS  OPTIONS     AWARDS     STOCK     OPTION
NAME           GRANT DATE         PLAN NAME           ($)      ($)      ($)     (#)       (#)     ($/SHR)/(3)/ AWARDS    AWARDS
----          ------------- ---------------------- ---------  ------- ------- -------- ---------- -----------  ------     -------
Mr. Pintozzi.               Annual Cash Incentive      0       69,494 208,483
              Feb. 27, 2009 Restricted Stock Units                             3,303                           55,594
              Feb. 27, 2009 Stock Options                                                18,772      16.83               106,439

Mr. Dahl.....               Annual Cash Incentive      0       73,442 186,605
                            Sales Incentive Plan       0      100,000
              Feb. 27, 2009 Restricted Stock Units                             1,497                           25,195
              Feb. 27, 2009 Stock Options                                                 8,509      16.83                48,246

Mr. Easley...               Annual Cash Incentive      0       66,301 198,902
              Feb. 27, 2009 Restricted Stock Units                             2,713                           45,652
              Feb. 27, 2009 Stock Options                                                15,414      16.83                87,398

Mr. Lounds...               Annual Cash Incentive      0       44,586 133,758
              Feb. 27, 2009 Restricted Stock Units                             3,607                           60,708
              Feb. 27, 2009 Stock Options                                                20,498      16.83               116,223

Mr. Smith....               Annual Cash Incentive      0       60,896 182,689
              Feb. 27, 2009 Restricted Stock Units                             2,907                           48,919
              Feb. 27, 2009 Stock Options                                                16,517      16.83                93,652

--------
(1)Awards under the Annual Executive Incentive Compensation Plan and the 2001 Equity Incentive Plan.
(2)The amounts in these columns consist of the threshold, target, and maximum annual cash incentive awards for the named executives. The threshold amount for each named executive is zero, as the minimum amount payable if no performance measures are achieved. The target amount is based upon achievement of certain performance measures set forth in the "Annual Cash Incentive Compensation" section of the CD&A.
(3)The exercise price of each option is equal to the fair market value of Allstate's common stock on the date of grant. Fair market value is equal to the closing sale price on the date of grant or, if there was no such sale on the date of grant, then on the last previous day on which there was a sale.
(4)As computed in accordance with FASB ASC 718, the aggregate grant date fair value of restricted stock units and stock option awards was $16.83 and $5.67, respectively, for awards granted on February 27, 2009, and $29.64 and $8.70, respectively, for awards granted on November 2, 2009. The assumptions used in the valuation are discussed in footnotes 3 and 4 to the Summary Compensation Table on page 63.

   The following discussion of incentive compensation for 2009 elaborates on the more general information provided above in the CD&A.

  NON-EQUITY INCENTIVE COMPENSATION

   The Non-Equity Incentive Plan Compensation column of the Summary Compensation Table includes each named executive's annual cash incentive award for 2009 and long-term cash incentive award for the 2007-2009 cycle, allocated to Lincoln Benefit under the Service and Expense Agreement. The amount attributable to annual and long-term, respectively, is provided in a footnote to the Summary Compensation Table. The Estimated Future Payouts Under Non-Equity Incentive Plan Awards column of the Grants of Plan-Based Awards at Fiscal Year-End 2009 table includes the threshold, target, and maximum award opportunities for 2009 annual cash incentive compensation, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement.

  EQUITY COMPENSATION

   The Committee granted both restricted stock units and options in 2009. The restricted stock units granted in 2009 vest in one installment four years after the date of grant, except in certain change-in-control situations or under other special circumstances approved by the Committee. Normally, the named executive must be employed in order for the restricted stock units to vest. However, restricted stock units continue to vest following retirement on or after the normal retirement date specified in the award. If the named executive dies, then as of the date of death, all unvested restricted stock units granted in 2009 will vest and become nonforfeitable. The restricted stock units granted in 2009 and prior years include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Allstate common stockholders.

   The stock options granted in 2009 become exercisable in four annual installments of 25% on the first four anniversaries of the grant date and expire in ten years, except in certain change-in-control situations or under other special circumstances approved by the Committee. Normally, the named executive must be employed at the time of vesting in order for the options to vest. If the named executive terminates on or after the normal retirement date under the stock option award agreements, stock options not vested will continue to vest as scheduled. When the options become vested, they may be exercised by the named executive at any time on or before the earlier to occur of (i) the expiration date of the option and (ii) the fifth anniversary of the date of the named executive's termination of employment. If the named executive dies or becomes disabled, unvested stock options will vest and may be exercised by the named executive officer (or personal representative, estate or transferee, as the case may be) at any time on or before the earlier to occur of (i) the expiration date of the option and (ii) the second anniversary of the date of the named executive's termination of employment. If the named executive terminates for any other reason, any portion of the option not vested will be forfeited. Vested options may be exercised at any time on or before the earlier to occur of (i) the expiration date of the option and (ii) three months after the date of the named executive's termination of employment. The options were granted with an exercise price equal to the closing sale price on the date of grant or, if there was no sale on the date of grant, then on the last previous day on which there was a sale. Each option is a nonqualified stock option. Each option includes tax withholding rights that permit the holder to elect to have shares withheld to satisfy minimum federal, state, and local tax withholding requirements. Option holders may exchange shares previously owned to satisfy all or part of the exercise price. The vested portions of all the options may be transferred during the holder's lifetime to, or for the benefit of, family members. Any taxes payable upon a transferee's subsequent exercise of the option remain the obligation of the original option holder.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2009

   The following table summarizes the outstanding equity awards of the named executives as of December 31, 2009, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2009. The percentage of each equity award actually allocated to Lincoln Benefit has varied over the years during which these awards were granted depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of such equity awards between Lincoln Benefit and the executive's Allstate-affiliated employer. Because the aggregate amount of such equity awards attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the allocated amount of each equity award provided for each named executive in the following table is the amount determined by multiplying each named executive's equity award for services rendered to Allstate and all of its affiliates by the percentage used for allocating such named executive's compensation to Lincoln Benefit in 2009 under the Service and Expense Agreement.

               OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2009

                                        OPTION AWARDS/(1)/                                              STOCK AWARDS
              ------------------------------------------------------------------------   ------------------------------
                                NUMBER OF         NUMBER OF                                               NUMBER OF
                               SECURITIES        SECURITIES                                               SHARES OR
                               UNDERLYING        UNDERLYING                                                UNITS OF
                               UNEXERCISED       UNEXERCISED      OPTION     OPTION                       STOCK THAT
              OPTION GRANT     OPTIONS (#)       OPTIONS (#)     EXERCISE  EXPIRATION     STOCK AWARD      HAVE NOT
NAME              DATE       EXERCISABLE/(2)/ UNEXERCISABLE/(3)/  PRICE       DATE        GRANT DATE    VESTED (#)/(4)/
----          -------------- ---------------  -----------------  -------- -------------- -------------- --------------
Mr. Cripe
              Feb. 7, 2003        1,518                 0         31.78   Feb. 7, 2013
              Feb. 6, 2004        5,461                 0         45.96   Feb. 6, 2014
              Feb. 22, 2005       3,811                 0         52.57   Feb. 22, 2015
              Feb. 21, 2006       3,028             1,009         53.84   Feb. 21, 2016  Feb. 21, 2006        610
              Feb. 21, 2006       1,782               594         53.84   Feb. 21, 2016  Feb. 21, 2006        158*
              Feb. 20, 2007       3,815             3,815         62.24   Feb. 20, 2017  Feb. 20, 2007      1,056
              Feb. 26, 2008       3,168             9,504         48.82   Feb. 26, 2018  Feb. 26, 2008      1,373
              Feb. 27, 2009           0            34,198         16.83   Feb. 27, 2019  Feb. 27, 2009      6,018
              Nov. 2, 2009            0             8,855         29.64   Nov. 2, 2019   Nov. 2, 2009       1,559





Mr. Pintozzi
              Sep. 30, 2002         471                 0         35.17
              Feb. 7, 2003         1320                 0         31.78   Feb. 7, 2013
              Feb. 6, 2004         1877                 0         45.96   Feb. 6, 2014
              Feb. 22, 2005       5,164                 0         52.57   Feb. 22, 2015
              Feb. 21, 2006       2,545               848         53.84   Feb. 21, 2016  Feb. 21, 2006        773
              Feb. 21, 2006       3,835             1,279         53.84   Feb. 21, 2016  Feb. 21, 2006        226*
              Feb. 20, 2007       2,510             2,510         62.24   Feb. 20, 2017  Feb. 20, 2007        692
              Feb. 26, 2008       2,240             6,720         48.82   Feb. 26, 2018  Feb. 26, 2008        972
              Feb. 27, 2009           0            18,772         16.83   Feb. 27, 2019  Feb. 27, 2009      3,303





Mr. Dahl
              May 18, 2000        3,851                 0         26.69   May 18, 2010
              May 15, 2001        4,224                 0         42.00   May 15, 2011
              May 7, 2002         5,868                 0         33.38   May 7, 2012
              Feb. 7, 2003        3,200                 0         31.78   Feb. 7, 2013
              Feb. 6, 2004        3,333                 0         45.96   Feb. 6, 2014
              Feb. 22, 2005       2,492                 0         52.57   Feb. 22, 2015
              Feb. 21, 2006       2,563               855         53.84   Feb. 21,2016   Feb. 21, 2006        516
              Feb. 20, 2007       1,436             1,437         62.24   Feb. 20, 2017  Feb. 20, 2007        397
              Feb. 26, 2009       1,373             4,121         48.82   Feb. 26, 2018  Feb. 26, 2008        596
              Feb. 27, 2009           0             8,509         16.83   Feb. 27, 2019  Feb. 27, 2009      1,497





Mr. Easley
              May 9, 2005         5,655                 0         57.04   May 9, 2015    May 9, 2005          943
              Feb. 21, 2006       3,637             1,212         53.84   Feb. 21, 2016  Feb. 21, 2006        733
              Feb. 21, 2006       2,545               848         53.84   Feb. 21, 2016  Feb. 21, 2006        226*
              Feb. 20, 2007       2,415             2,415         62.24   Feb. 20, 2017  Feb. 20, 2007        666
              Feb. 26, 2008       2,166             6,499         48.82   Feb. 26, 2018  Feb. 26, 2008        940
              Feb. 27, 2009           0            15,414         16.83   Feb. 27, 2019  Feb. 27, 2009      2,713






              --------------
               MARKET VALUE
               OF SHARES OR
              UNITS OF STOCK
                THAT HAVE
                   NOT
NAME           VESTED/(5)/
----          --------------
Mr. Cripe



                  18,320
                   4,758
                  31,722
                  41,239
                 180,777
                  46,822

                AGGREGATE
               MARKET VALUE
              --------------
                 323,638
Mr. Pintozzi




                  23,217
                   6,795
                  20,793
                  29,207
                  99,230

                AGGREGATE
               MARKET VALUE
              --------------
                 179,242
Mr. Dahl






                  15,500
                  11,926
                  17,904
                  44,970

                AGGREGATE
               MARKET VALUE
              --------------
                  90,300
Mr. Easley
                  28,313
                  22,004
                   6,795
                  20,011
                  28,245
                  81,484

                AGGREGATE
               MARKET VALUE
              --------------
                 186,852

                                      OPTION AWARDS/(1)/                                              STOCK AWARDS
            ------------------------------------------------------------------------   ------------------------------
                              NUMBER OF         NUMBER OF                                               NUMBER OF
                             SECURITIES        SECURITIES                                               SHARES OR
                             UNDERLYING        UNDERLYING                                                UNITS OF
                             UNEXERCISED       UNEXERCISED      OPTION     OPTION                       STOCK THAT
            OPTION GRANT     OPTIONS (#)       OPTIONS (#)     EXERCISE  EXPIRATION     STOCK AWARD      HAVE NOT
NAME            DATE       EXERCISABLE/(2)/ UNEXERCISABLE/(3)/  PRICE       DATE        GRANT DATE    VESTED (#)/(4)/
----        -------------- ---------------  -----------------  -------- -------------- -------------- --------------
Mr. Smith
            Feb. 6, 2004        1,222                 0         45.96   Feb. 6, 2014
            Feb. 22, 2005       3,116                 0         52.57   Feb. 22, 2015
            Feb. 21, 2006       1,917               959         53.84   Feb. 21, 2016  Feb. 21, 2006        579
            Feb. 21, 2006       1,697               848         53.84   Feb. 21, 2016  Feb. 21, 2006        226*
            Feb. 20, 2007       1,860             1,860         62.24   Feb. 20, 2017  Feb. 20, 2007        513
            Feb. 26, 2008       1,647             4,941         48.82   Feb. 26, 2018  Feb. 26, 2008        715
            Feb. 27, 2009           0            16,517         16.83   Feb. 27, 2019  Feb. 27, 2009      2,907





Mr. Lounds
            May 18, 2000        8,027                 0         26.69   May 18, 2010
            May 15, 2001        6,824                 0         42.00   May 15, 2011
            Feb. 7, 2002       11,587                 0         33.38   Feb. 7, 2012
            Feb. 7, 2003        5,844                 0         31.78   Feb. 7, 2013
            Feb. 6, 2004        7,200                 0         45.96   Feb. 6, 2014
            Feb. 22, 2005       5,686                 0         52.57   July 31, 2014
            Feb. 21, 2006       4,231             1,410         53.84   July 31, 2014  Feb. 21, 2006        226*
            Feb. 21, 2006       2,545               848         53.84   July 31, 2014  Feb. 21, 2006        852
            Feb. 20, 2007       2,623             2,623         62.24   July 31, 2014  Feb. 20, 2007        724
            Feb. 26, 2008       2,270             6,811         48.82   July 31, 2014  Feb. 26, 2008        985
            Feb. 27, 2009           0            20,498         16.83   July 31, 2014  Feb. 27, 2009      3,607






            --------------
             MARKET VALUE
             OF SHARES OR
            UNITS OF STOCK
              THAT HAVE
                 NOT
NAME         VESTED/(5)/
----        --------------
Mr. Smith


                17,395
                 6,795
                15,425
                21,472
                87,317

              AGGREGATE
             MARKET VALUE
            --------------
               148,404
Mr. Lounds






                 6,795
                25,606
                21,744
                29,593
               108,358

              AGGREGATE
             MARKET VALUE
            --------------
               192,096

--------
(1)Options vest in four installments on the first four anniversaries of the grant date. The exercise price of each option is equal to the fair market value of Allstate's common stock on the date of grant. For options granted prior to 2007, fair market value is equal to the average of high and low sale prices on the date of grant, and for options granted in 2007 and thereafter, fair market value is equal to the closing sale price on the date of grant or in each case, if there was no sale on the date of grant, then on the last previous day on which there was a sale.
(2)The allocated aggregate value and aggregate number of exercisable in-the-money options as of December 31, 2009, for Mr. Dahl is $12,901 (3,851 aggregate number exercisable). The allocated aggregate value and aggregate number of exercisable in-the-money options as of December 31, 2009, for Mr. Lounds is $26,890 (8,027 aggregate number exercisable). None of the other named executives had any exercisable in-the-money options as of December 31, 2009.
(3)The allocated aggregate value and aggregate number of unexercisable in-the-money options as of December 31, 2009, for each of the named executives is as follows: Mr. Cripe $455,298 (43,053 aggregate number unexercisable), Mr. Pintozzi $247,983 (18,772 aggregate number unexcercisable), Mr. Dahl $112,404 (8,509 aggregate number unexercisable), Mr. Easley $203,619 (15,414 aggregate number unexercisable), Mr. Lounds $270,777 (20,498 aggregate number unexercisable), and Mr. Smith $218,191 (16,517 aggregate number unexercisable).
(4)Except as otherwise noted, each restricted stock unit award vests in one installment on the fourth anniversary of the grant date. An asterisk
   (*) denotes restricted stock units that vest in four equal installments on the first four anniversaries of the grant date.
(5)Amount is based on the closing price of Allstate common stock of $30.04 on December 31, 2009.

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2009

   The following table summarizes the options exercised by the named executives during 2009 and the restricted stock and restricted stock unit awards that vested during 2009, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2009.

           OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END 2009

                        OPTION AWARDS
                      (AS OF 12/31/09)                  STOCK AWARDS
               ------------------------------- -------------------------------
               NUMBER OF SHARES VALUE REALIZED NUMBER OF SHARES
                 ACQUIRED ON     ON EXERCISE     ACQUIRED ON    VALUE REALIZED
 NAME            EXERCISE (#)        ($)         VESTING (#)    ON VESTING ($)
 ----          ---------------- -------------- ---------------- --------------
 Mr. Cripe....        0               0             1,004          $18,514
 Mr. Pintozzi.        0               0             1,014          $18,701
 Mr. Dahl.....        0               0               381          $ 7,026
 Mr. Easley...        0               0               226          $ 4,171
 Mr. Lounds...        0               0             1,094          $20,174
 Mr. Smith....        0               0               860          $15,864

RETIREMENT BENEFITS

   Each named executive participates in two different defined benefit pension plans. Pension expense for each named executive under these plans has been accrued annually over the course of the executive's career with Allstate. The aggregate amount of the annual accrual specifically allocated to Lincoln Benefit over that period of time has varied depending on the extent of services rendered by such executive to Lincoln Benefit and the arrangements in place at the time of accrual between Lincoln Benefit and the executive's Allstate-affiliated employer. Because the aggregate amount of such annual accruals earned prior to 2009 attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the present value of accumulated benefit provided for each named executive in the following table is the amount determined by multiplying the present value of such named executive's accumulated pension benefit for services rendered to Allstate and all of its affiliates over the course of such named executive's career with Allstate by the percentage used for allocating such named executive's compensation to Lincoln Benefit under the Service and Expense Agreement in 2009.

                               PENSION BENEFITS

                                                       NUMBER OF     PRESENT
                                                         YEARS       VALUE OF         PAYMENTS
                                                       CREDITED    ACCUMULATED       DURING LAST
NAME                          PLAN NAME               SERVICE (#) BENEFIT/(1)/ ($) FISCAL YEAR ($)
----             ------------------------------------ ----------- --------------   ---------------
Mr. Cripe....... Allstate Retirement Plan                28.0        156,992              0
                 Supplemental Retirement Income Plan     28.0        300,422              0
Mr. Pintozzi.... Allstate Retirement Plan                 7.3         14,292              0
                 Supplemental Retirement Income Plan      7.3         14,909              0
Mr. Dahl........ Allstate Retirement Plan                22.9        439,753              0
                 Supplemental Retirement Income Plan     22.9        383,527              0
Mr. Easley...... Allstate Retirement Plan                 4.7          6,662              0
                 Supplemental Retirement Income Plan      4.7         11,081              0
Mr. Lounds/(2)/. Allstate Retirement Plan                28.0        386,444              0
                 Supplemental Retirement Income Plan     28.0        684,428              0
Mr. Smith....... Allstate Retirement Plan                 7.0         14,250              0
                 Supplemental Retirement Income Plan      7.0         15,003              0

--------
(1)These amounts are estimates and do not necessarily reflect the actual amounts that will be paid to the named executives, which will only be known at the time they become eligible for payment. Except for Mr. Lounds, accrued benefits were calculated as of December 31, 2009, and used to calculate the Present Value of Accumulated Benefits at December 31, 2009, and the applicable percentages were applied based on the Service and Expense Agreement. December 31 is the pension plan measurement date used for financial statement reporting purposes.
(2)Accrued benefit calculated as of July 31, 2009, termination date.

   The benefits and value of benefits shown in the Pension Benefits table are based on the following material factors:

  ALLSTATE RETIREMENT PLAN ("ARP")

   The ARP has two different types of benefit formulas (final average pay and cash balance) which apply to participants based on their date of hire or individual choice made prior to the January 1, 2003, introduction of a cash balance design. Of the named executives, Messrs. Pintozzi, Easley, and Smith are eligible to earn cash balance benefits. Benefits under the final average pay formula are earned and stated in the form of a straight life annuity payable at the normal retirement date (age 65). Participants who earn final average pay benefits may do so under one or more benefit formulas based on when they become members of the ARP and their years of service.

   Messrs. Cripe, Dahl, and Lounds have earned ARP benefits under the post-1988 final average pay formula which is the sum of the Base Benefit and the Additional Benefit, as defined as follows:

    . Base Benefit =1.55% of the participant's average annual compensation, multiplied by credited service after 1988 (limited to 28 years of credited service)

    . Additional Benefit =0.65% of the amount, if any, of the participant's average annual compensation that exceeds the participant's covered compensation (the average of the maximum annual salary taxable for Social Security over the 35-year period ending the year the participant would reach Social Security retirement age) multiplied by credited service after 1988 (limited to 28 years of credited service)

   Since Messrs. Cripe, Dahl, and Lounds earned benefits between January 1, 1978, and December 31, 1988, one component of their ARP benefit will be based on the following benefit formula:

    1. Multiply years of credited service from 1978 through 1988 by 2 1/8%.

    2. Then, multiply the percentage from step (1) by

       a. Average annual compensation (five-year average) at December 31, 1988, and by

       b. Estimated Social Security at December 31, 1988.

    3. Then, subtract 2(b) from 2(a). The result is the normal retirement allowance for service from January 1, 1978, through December 31, 1988.

    4. The normal retirement allowance is indexed for final average pay. In addition, there is an adjustment of 18% of the normal retirement allowance as of December 31, 1988, to reflect a conversion to a single life annuity.

   For participants eligible to earn cash balance benefits, pay credits are added to the cash balance account on a quarterly basis as a percent of compensation and based on the participant's years of vesting service as follows:

                         CASH BALANCE PLAN PAY CREDITS

                 VESTING SERVICE                   PAY CREDIT %
                 ---------------                   ------------
                 Less than 1 year.................       0%
                 1 year, but less than 5 years....     2.5%
                 5 years, but less than 10 years..       3%
                 10 years, but less than 15 years.       4%
                 15 years, but less than 20 years.       5%
                 20 years, but less than 25 years.       6%
                 25 years or more.................       7%

   The earliest retirement age that a named executive may retire with unreduced retirement benefits under the ARP and Supplemental Retirement Income Plan is age 65. However, a participant earning final average pay benefits is entitled to an early retirement benefit on or after age 55 if he or she terminates employment after the completion of 20 or more years of service. A participant earning cash balance benefits who terminates employment with at least three years of vesting service is entitled to a lump sum benefit equal to his or her cash balance account balance. Currently, only Mr. Lounds is eligible for an early retirement benefit. The benefit reduction for early payment of final average pay benefits earned after 1988 is as follows: The Base Benefit as described above is reduced by 0.4% for each full month the benefit is paid prior to the participant's normal retirement date (or benefit retirement age if member prior to 1989). Mr. Lounds was a member prior to 1989 and his benefit retirement age under the ARP is age 63. The Additional Benefit is reduced by 2/3 of 1% for each of the first 36 full months and by 1/3 of 1% for each of the next 84 full months by which the benefit commencement date precedes the participant's normal retirement date (age 65). The benefit reduction for early payment of final average pay benefits earned prior to 1989 is 0.4% for each full month prior to age 60.

  SUPPLEMENTAL RETIREMENT INCOME PLAN ("SRIP")

   SRIP benefits are generally determined using a two-step process:
(1) determine the amount that would be payable under the ARP formula specified above if the federal limits described above did not apply, then (2) reduce the amount described in (1) by the amount actually payable under the ARP formula. The normal retirement date under the SRIP is age 65. If eligible for early retirement under the ARP, an eligible employee is also eligible for early retirement under the SRIP.

  OTHER ASPECTS OF THE PENSION PLANS

   Eligible employees are vested in the normal retirement benefit under the ARP and the SRIP on the earlier of the completion of five years of service or upon reaching age 65 for participants with final average pay benefits or the completion of three years of service or upon reaching age 65 for participants whose benefits are calculated under the cash balance formula.

   For the ARP and SRIP, eligible compensation consists of salary, annual cash incentive awards, pre-tax employee deposits made to Allstate's 401(k) plan and Allstate's cafeteria plan, holiday pay, and vacation pay. Eligible compensation also includes overtime pay, payment for temporary military service, and payments for short term disability, but does not include long-term cash incentive awards or income related to the exercise of stock options and the vesting of restricted stock and restricted stock units. Compensation used to determine benefits under the ARP is limited in accordance with the Internal Revenue Code. Average annual compensation is the average compensation of the five highest consecutive calendar years within the last ten consecutive calendar years preceding the actual retirement or termination date.

   Payment options under the ARP include a lump sum, straight life annuity, and various survivor annuity options. The lump sum under the final average pay benefit is calculated in accordance with the applicable interest rate and mortality as required under the Internal Revenue Code. The lump sum payment under the cash balance benefit is generally equal to a participant's cash balance account balance.

   The amounts listed in the Present Value of Accumulated Benefit column of the Pension Benefits table and the amounts listed in the footnotes to the Change in Pension Value column of the Summary Compensation Table are based on the following assumptions:

    . Discount rate of 6.25%, payment form assuming 80% paid as a lump sum and 20% paid as an annuity, lump-sum/annuity conversion segmented interest rates of 5.0% for the first five years, 6.5% for the next 15 years, and 7% for all years after 20 and the 2010 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females (as required under the Internal Revenue Code), and post-retirement mortality for annuitants using the 2010 IRS-mandated annuitant table; these are the same as those used for financial reporting year-end disclosure as described in the notes to Allstate's consolidated financial statements. (See note 16 to Allstate's audited financial statements for 2009).

    . Retirement age: normal retirement age under the ARP and SRIP (65). Based on guidance provided by the Securities and Exchange Commission, we have assumed normal retirement age regardless of any announced or anticipated retirements.

    . Expected terminations, disability, and pre-retirement mortality: none assumed.

    . The percentages used under the Service and Expense Agreement for allocating compensation expense to Lincoln Benefit in 2009.

  EXTRA SERVICE AND PENSION BENEFIT ENHANCEMENT

   No additional service is granted under the ARP or the SRIP. Generally, Allstate has not granted additional service credit outside of the actual service used to calculate ARP and SRIP benefits.

NON-QUALIFIED DEFERRED COMPENSATION

   The aggregate amount of the annual accrual specifically allocated to Lincoln Benefit over each named executive's career with Allstate has varied depending on the extent of services rendered by such executive to Lincoln Benefit Life and the arrangements in place at the time of accrual between Lincoln Benefit and the executive's Allstate-affiliated employer. Because the aggregate earnings and balance attributable to services rendered to Lincoln Benefit by each named executive cannot be calculated without unreasonable effort, the aggregate earnings and aggregate balance provided for each named executive in the following table is the amount determined by multiplying the value of such named executive's non-qualified deferred compensation benefit for services rendered to Allstate and all of its affiliates over the course of such named executive's career with Allstate by the percentage used for allocating such named executive's compensation to Lincoln Benefit under the Service and Expense Agreement in 2009.

   The following table summarizes the non-qualified deferred compensation contributions, earnings, and account balances of Lincoln Benefit's named executives in 2009. All amounts relate to the Deferred Compensation Plan.

          NON-QUALIFIED DEFERRED COMPENSATION AT FISCAL YEAR-END 2009

                EXECUTIVE    REGISTRANT                        AGGREGATE
              CONTRIBUTIONS CONTRIBUTIONS AGGREGATE EARNINGS WITHDRAWALS/  AGGREGATE BALANCE
               IN LAST FY    IN LAST FY       IN LAST FY     DISTRIBUTIONS    AT LAST FYE
NAME               ($)           ($)           ($)/(1)/           ($)          ($)/(2)/
----          ------------- ------------- ------------------ ------------- -----------------
Mr. Cripe....       0             0                 0              0                 0
Mr. Pintozzi.       0             0                 0              0                 0
Mr. Dahl.....       0             0                 0              0                 0
Mr. Easley...       0             0                 0              0                 0
Mr. Lounds...       0             0                 0              0                 0
Mr. Smith....       0             0             4,073              0            55,652

--------
(1)Aggregate earnings were not included in the named executive's compensation as reported in the 2009 Summary Compensation Table.
(2)There are no amounts reported in the Aggregate Balance at Last FYE column that were reported in the 2009 Summary Compensation Table.

   In order to remain competitive with other employers, Allstate allows employees, including the named executives, whose annual compensation exceeds the amount specified in the Internal Revenue Code (e.g., $245,000 in 2009), to defer up to 80% of their salary and/or up to 100% of their annual cash incentive award that exceeds that amount under the Deferred Compensation Plan. Allstate does not match participant deferrals and does not guarantee a stated rate of return.

   Deferrals under the Deferred Compensation Plan are credited with earnings, or are subject to losses, based on the results of the investment option or options selected by the participants. The investment options available under the Deferred Compensation Plan are Stable Value, S&P 500, International Equity, Russell 2000, and Bond Funds--options currently available under Allstate's 401(k) plan. Under the Deferred Compensation Plan, deferrals are not actually invested in these funds, but instead are credited with earnings or losses based on the funds' investment experience, which are net of administration and investment expenses. Because the rate of return is based on actual investment measures in Allstate's 401(k) plan, no above-market earnings are paid. Similar to Allstate's 401(k) plan, participants can change their investment elections daily. Investment changes are effective the next business day. The Deferred Compensation Plan is unfunded; participants have only the rights of general unsecured creditors.

   Deferrals under the Deferred Compensation Plan are segregated into pre-2005 balances and post-2004 balances. A named executive may elect to begin receiving a distribution of a pre-2005 balance upon separation from service or in one of the first through fifth years after separation from service. In either event, the named executive may elect to receive payment of a pre-2005 balance in a lump sum or in annual cash installment payments over a period of two to ten years. An irrevocable distribution election is required before making any post-2004 deferrals into the plan. The distribution options available to the post-2004 balances are similar to those available to the pre-2005 balances, except the earliest distribution date is six months following separation from service. Upon a showing of unforeseeable emergency, a plan participant may be allowed to access certain funds in a deferred compensation account earlier than the dates specified above.

POTENTIAL PAYMENTS AS A RESULT OF TERMINATION OR CHANGE-IN-CONTROL

  TERMINATION OF EMPLOYMENT

   The named executives may become eligible for severance benefits that all regular full-time and regular part-time employees are eligible to receive if their employment is terminated due to lack of work, rearrangement of work, reduction in workforce, or inability to satisfactorily perform the responsibilities of their position. The length of severance benefits depends on the named executive's years of service, up to the maximum provided in the plans.

   Allstate has entered into certain agreements or provides certain plans that will require Allstate Insurance Company or Allstate to provide compensation or benefits to certain of the named executives in the event of a termination of employment--other than compensation and benefits generally available to all salaried employees. Except where noted, the amount of compensation payable to each named executive or the value of benefits provided to the named executives that exceed the compensation or benefits generally available to all salaried employees in each situation is listed in the tables below. The amounts provided in the tables below, including amounts earned by each named executive over the course of his career with Allstate and its affiliates, have been calculated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement for 2009. The payment of the 2009 annual cash incentive award, the 2007-2009 long-term cash incentive award, and any 2009 salary earned but not paid in 2009 due to Allstate's payroll cycle are not included in these tables because these amounts are payable to the named executives regardless of termination, death, or disability. Benefits and payments are calculated assuming a December 31, 2009, employment termination date.

                   POTENTIAL PAYMENTS UPON TERMINATION/(1)/
                            (NO CHANGE-IN-CONTROL)

                                                                RESTRICTED
                                LONG-TERM    STOCK OPTIONS--   STOCK UNITS--    NON-QUALIFIED
                              CASH INCENTIVE  UNVESTED AND     UNVESTED AND        PENSION    WELFARE
                               AWARDS/(2)/   ACCELERATED/(3)/   ACCELERATED     BENEFITS/(4)/ BENEFITS SEVERANCE   TOTAL
NAME                               ($)             ($)              ($)              ($)      ($)/(5)/ ($)/(6)/     ($)
----                          -------------- ---------------   -------------    ------------- -------- --------- ---------
MR. CRIPE
Involuntary Termination/(7)/.          0               0                0          460,439              105,662    566,101
Voluntary Termination/
 Retirement/(8)/.............          0               0                0          460,439                    0    460,439
Death........................     43,120         455,298/(9)/     323,638/(11)/    460,439                    0  1,282,495
Disability...................     43,120         455,298/(9)/           0          460,439    336,677         0  1,295,534
MR. PINTOZZI
Involuntary Termination/(7)/.          0               0                0           17,227               31,311     48,538
Voluntary Termination/
 Retirement/(8)/.............          0               0                0           17,227                    0     17,227
Death........................     28,543         247,983/(9)/     179,242/(11)/     17,227                    0    472,995
Disability...................     28,543         247,983/(9)/           0           17,227    511,419         0    805,172
MR. DAHL
Involuntary Termination/(7)/.          0               0                0          556,481              220,684    777,165
Voluntary Termination/
 Retirement/(8)/.............          0               0                0          556,481                    0    556,481
Death........................          0         112,404/(9)/      90,300/(11)/    556,481                    0    759,185
Disability...................          0         112,404/(9)/           0          556,481    985,550         0  1,654,435
MR. EASLEY
Involuntary Termination/(7)/.          0               0                0           12,001               17,056     29,057
Voluntary Termination/
 Retirement/(8)/.............          0               0                0           12,001                    0     12,001
Death........................     27,604         203,619/(9)/     186,852/(11)/     12,001                    0    430,076
Disability...................     27,604         203,619/(9)/           0           12,001    331,774         0    574,998
MR. LOUNDS
Voluntary Termination/
 Retirement/(8)/.............     25,392         270,777/(10)/    192,096/(12)/    977,300          0         0  1,465,565
MR. SMITH
Involuntary Termination/(7)/.          0               0                0           16,377               23,498     39,875
Voluntary Termination/
 Retirement/(8)/.............          0               0                0           16,377                    0     16,377
Death........................     25,597         218,191/(9)/     148,404/(11)/     16,377                    0    408,569
Disability...................     25,597         218,191/(9)/           0           16,377    311,051         0    571,216

--------
(1)A "0" indicates that either there is no amount payable to the named executive or no amount payable to the named executive that is not made available to all salaried employees. Since Mr. Lounds retired on July 31, 2009, the only termination scenario reflected is for Voluntary
   Termination/Retirement.

(2)If a participant dies, retires or is disabled during a performance cycle, the participant's award will be prorated based on the number of half months in which the participant was eligible to participate during the long-term cash incentive performance cycle. The amount reflected is calculated at target for purposes of this disclosure. The actual payment would be made at the time all awards are paid for that particular performance cycle and calculated based on actual results.
(3)If the named executive's termination of employment is for any reason other than death, disability, or retirement, unvested stock options will be forfeited, and stock options, to the extent they are vested on the date of termination, may be exercised at any time on or before the earlier to occur of (a) the expiration date of the stock option and (b) three months after the date of termination.
(4)The present value of the non-qualified pension benefits for each named executive earned through December 31, 2009, based on a 6.25% discount rate is disclosed in the Pension Benefits table. The value in this column represents the present value of each named executive's non-qualified pension benefits (SRIP) earned through December 31, 2009, after applying the applicable allocation percentage in a manner consistent with the Service and Expense Agreement and is based on the lump sum methodology (i.e., interest rate and mortality table) used by the Allstate pension plans in 2010, as required under the Pension Protection Act. Specifically, the interest rate for 2010 is based on 40% of the average August 30-year Treasury Bond rate from the prior year, and 60% of the average corporate bond segmented yield curve from August of the prior year. The mortality table for 2010 is the 2010 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females, as published by the IRS.

   SRIP benefits earned through December 31, 2004 (Pre 409A SRIP Benefits), are generally payable at age 65, the normal retirement date under the ARP. Pre 409A SRIP Benefits may be payable earlier upon certain terminations in accordance with the terms of the SRIP. For example, Pre 409A SRIP Benefits may become payable upon reaching age 50 if disabled, following early retirement at age 55 or older with 20 years of service, or upon death. SRIP benefits earned after December 31, 2004 (Post 409A SRIP Benefits), are paid on the January 1 following termination of employment after reaching age 55 (a minimum six month deferral period applies), or immediately upon death.

    . Mr. Cripe's Pre 409A SRIP Benefit would become payable as early as January 1, 2013, but is immediately payable upon death or disability. Mr. Cripe's Post 409A Benefit would be paid on January 1, 2013, or immediately upon death. Mr. Cripe will turn 65 on September 15, 2022.

    . Mr. Pintozzi's Pre 409A SRIP Benefit would become payable as early as January 1, 2011, but is immediately payable upon death. Mr. Pintozzi's Post 409A Benefit would be paid on January 1, 2021, or immediately upon death. Mr. Pintozzi will turn 65 on May 18, 2030.

    . Mr. Dahl's Pre 409A SRIP Benefit would become payable as early as January 1, 2015, but is immediately payable upon death or disability. Mr. Dahl's Post 409A Benefit would be paid on January 1, 2015, or immediately upon death. Mr. Dahl will turn 65 on August 2, 2024.

    . Mr. Easley's Pre 409A SRIP Benefit would become payable as early as January 1, 2011, but is immediately payable upon death. Mr. Easley's Post 409A Benefit would be paid on January 1, 2012, or immediately upon death. Mr. Easley will turn 65 on March 28, 2021.

    . Based on Mr. Lounds' age and service, his Pre 409A SRIP Benefit is payable under the terms of the plan. Mr. Lounds' Post 409A Benefit is payable on February 1, 2010. Mr. Lounds will turn 65 on July 2, 2014.

    . Mr. Smith's Pre 409A SRIP Benefit would become payable as early as January 1, 2011, but is immediately payable upon death. Mr. Smith's Post 409A Benefit would be paid on January 1, 2013, or immediately upon death. Mr. Smith will turn 65 on May 15, 2022.

(5)The named executives are eligible to participate in Allstate's supplemental long-term disability plan for employees whose annual earnings exceed the level which produces the maximum monthly benefit provided by the Allstate Long Term Disability Plan (Basic Plan). The benefit is equal to 50% of the named executive's qualified annual earnings divided by twelve and rounded to the nearest one hundred dollars, reduced by $7,500, which is the maximum monthly benefit payment that can be received under the Basic Plan. The amount reflected assumes the named executive remains totally disabled until age 65 and represents the present value of the monthly benefit payable until age 65.
(6)The "Severance" amount is the lump sum payment that named executives would be eligible to receive in the event of employment termination resulting from a lack of work, rearrangement of work, or reduction in workforce plus an amount of vacation accrual severance benefit, if applicable. The lump sum severance benefit is equal to two weeks of pay for each complete year of service, up to a maximum of 52 weeks of pay, and is the same benefit available to all regular full-time and regular part-time employees. The vacation accrual severance benefit is equal to the value at December 31, 2009, of the vacation days accrued but not yet taken between the executive's anniversary date in 2000 and December 31, 2000. This same benefit was made available to all eligible regular full-time and regular part-time employees following a change to the company vacation policy. Messrs. Cripe, Dahl, and Lounds have a vacation accrual severance benefit amount included in the Severance column of $3,796, $11,469, and $3,861 respectively.
(7)Examples of "Involuntary Termination" independent of a change-in-control include performance-related terminations, reorganization, and terminations for employee dishonesty and violation of Allstate rules, regulations, or policies.
(8)As of December 31, 2009, only Mr. Lounds was eligible to retire in accordance with Allstate's policy or the terms of any of the Allstate compensation and benefit plans including the long-term cash incentive and equity incentive plans. If any of the other named executives had voluntarily terminated employment on December 31, 2009, the non-qualified pension benefit would become payable as described in footnote (4) above.
(9)If the named executive's termination of employment is on account of death or disability, then stock options, to the extent not vested, will vest and may be exercised at any time on or before the earlier to occur of (1) the expiration date of the option and (2) the second anniversary of the date of termination of employment. Stock option values are based on a December 31, 2009, market close price of $30.04 per share of Allstate stock.
(10)If the named executive retires at the normal retirement date or a health retirement date, unvested stock options continue to vest in accordance with their terms, and all outstanding stock options, when vested, may be exercised, in whole or in part, by the named executive at any time on or before the earlier to occur of (a) the expiration date of the stock option and (b) the fifth anniversary of the date of such termination of employment. The "normal retirement date" under the stock option awards is the date on or after the date the named executive attains age 60 with at least one year of service. The "health retirement date" is the date on which the named executive terminates for health reasons after attaining age 50, but before attaining age 60, with at least ten years of continuous service. If the named executive retires at the early retirement date, unvested stock options are forfeited, and stock options, to the extent they are vested on the date of termination, may be exercised, in whole or in part, by the named executive at any time on or before the earlier to occur of (a) the expiration date of the stock option and (b) the fifth anniversary of the date of termination of employment. The "early retirement date" is the date the named executive attains age 55 with 20 years of service. The aggregate value of unexercisable in-the-money options as of December 31, 2009 based on a market close price of $30.04 per share of Allstate stock for each of the named executives is reflected in the table. The actual amount received by the named executives would be based on the market close price on the date the stock options were exercised.
(11)If the named executive's termination of employment is a result of death, restricted stock units immediately become nonforfeitable and the restrictions expire. The December 31, 2009, market close price of $30.04 per share of Allstate stock was used to value the unvested and nonforfeitable awards.
(12)If the named executive retires on or after attaining age 60 with at least one year of service, then no unvested restricted shares or restricted stock units are forfeited and the unvested shares or restricted stock units will remain subject to the restriction period established in the award agreement. If the named executive dies following retirement and before the end of the restriction period, then all unvested restricted stock units immediately become nonforfeitable and vest as of the date of death. The aggregate value of unvested restricted shares or restricted stock units as of December 31, 2009 based on a market close price of $30.04 per share of Allstate stock for each of the named executives is reflected in the table. The actual amount received by the named executives would be based on the market close price on the date the stock restriction lapses.

  CHANGE-IN-CONTROL

   Allstate and Allstate Insurance Company have entered into agreements with the named executives, except Mr. Dahl, to provide certain benefits and compensation in the event of a change-in-control. Although Mr. Dahl does not have a change-in-control agreement, his unvested equity awards would become immediately payable upon a change-in-control. In general, a change-in-control is one or more of the following events: (1) any person acquires 30% or more of the combined voting power of Allstate common stock within a 12-month period;
(2) any person acquires more than 50% of the combined voting power of Allstate common stock; (3) certain changes are made to the composition of the Allstate Board; or (4) the consummation of a merger, reorganization, or similar transaction. These triggers were selected because, in a widely held company the size of Allstate, they could each result in a substantial change in management. There are no agreements in place with the named executives to provide benefits or compensation in the event of a change-in-control of Lincoln Benefit that does not also involve a change-in-control of Allstate.

   During the two-year period following a change-in-control, the change-in-control agreements provide for a minimum salary, annual cash incentive awards, long-term cash incentive awards, and other benefits. In addition, they provide that the named executives' positions, authority, duties, and responsibilities will be at least commensurate in all material respects with those held prior to the change-in-control.

   Under the change-in-control agreements, severance benefits would be payable if a named executive's employment is terminated either by Allstate without "cause" or by the executive for "good reason" as defined in the agreements during the two-year period following the change-in-control. Cause means the named executive has been convicted of a felony or other crime involving fraud or dishonesty, has willfully or intentionally breached the change-in-control agreement, has habitually neglected his or her duties, or has engaged in willful or reckless material misconduct in the performance of his or her duties. Good reason includes a material diminution in a named executive's base compensation, authority, duties, or responsibilities, a material change in the geographic location where the named executive performs services, or a material breach of the change-in-control agreement by Allstate. The principal severance benefits payable on post-change-in-control terminations include: pro-rated annual cash incentive awards and long-term cash incentive awards (all at target); a payment equal to three times the sum of the executive's base salary and target annual cash incentive award; the continuation of certain welfare benefits for the continuation coverage period at a cost not to exceed the amount paid by the named executive prior to termination; outplacement services; an enhanced retirement benefit consisting of an additional three years of service, age, and compensation; and reimbursement (on an after-tax basis) of any resulting excise taxes.

   If a named executive's employment is terminated by reason of death or disability during the two-year period commencing on the date of a change-in-control, Allstate will pay the named executive or the named executive's estate a lump-sum cash amount equal to all amounts earned but unpaid, including any annual and long-term cash incentive awards, as of the termination date. In addition, in the event of death, the named executive's estate or beneficiary will be entitled to survivor and other benefits, including retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to the estates or surviving families of peer executives of Allstate. In the event of disability, Allstate will pay disability and other benefits, including supplemental long-term disability benefits and retiree medical coverage, if eligible, that are not less favorable than the most favorable benefits available to disabled peer executives. If Allstate terminates a named executive's employment for cause, Allstate's sole obligation is to pay the named executive a lump-sum cash amount equal to all amounts earned and due to be paid, but unpaid, as of the termination date.

   If a named executive incurs legal fees or other expenses in an effort to enforce the change-in-control agreement, Allstate will reimburse the named executive for these expenses unless it is established by a court that the named executive had no reasonable basis for the claim or acted in bad faith.

   Effective upon a change-in-control, the named executives become subject to covenants prohibiting competition and solicitation of employees, customers, and suppliers at any time until one year after termination of employment.

   The following table describes the estimated compensation or benefits that would be provided by Allstate Insurance Company or Allstate to the named executives in the event of a change-in-control that exceed the compensation or benefits generally available to all salaried employees in each situation. The payment of the 2009 annual cash incentive award, the 2007-2009 long-term cash incentive award and any 2009 salary earned but not paid in 2009 due to Allstate's payroll cycle are not included in these tables because these amounts are payable to the named executives regardless of termination, death, or disability. Benefits and payments are calculated assuming a December 31, 2009, employment termination date or change-in-control.

                POTENTIAL PAYMENTS UPON CHANGE-IN-CONTROL/(1)/

                                             STOCK         RESTRICTED        NON-QUALIFIED      WELFARE       EXCISE TAX
                           CHANGE-IN-      OPTIONS--      STOCK UNITS--       PENSION AND     BENEFITS AND   REIMBURSEMENT
                            CONTROL      UNVESTED AND     UNVESTED AND         DEFERRED       OUTPLACEMENT      AND TAX
                           SEVERANCE    ACCELERATED/(3)/ ACCELERATED/(5)/    COMPENSATION       SERVICES     GROSS-UP/(9)/
NAME                          ($)             ($)              ($)                ($)             ($)             ($)
----                      ----------    ---------------  ---------------  --------------      ------------   -------------
MR. CRIPE
Immediately Payable Upon
 Change-in-Control.......        0             455,298          323,638          460,439/(6)/         0            0
Involuntary or Good
 Reason Termination......  608,478/(2)/ See footnote 4   See footnote 4   See footnote 7          8,935/(8)/       0
Death/Disability/For
 Cause Termination.......        0                   0                0                0              0            0
MR. PINTOZZI
Immediately Payable Upon
 Change-in-Control.......        0             247,983          179,242           17,227/(6)/         0            0
Involuntary or Good
 Reason Termination......  400,692/(2)/ See footnote 4   See footnote 4   See footnote 7          7,773/(8)/       0
Death/Disability/For
 Cause Termination.......        0                   0                0                0              0            0
MR. DAHL/(10)/
Immediately Payable Upon
 Change-in-Control.......        0             112,404           90,300                0              0            0
Involuntary or Good
 Reason Termination......        0                   0                0                0              0            0
Death/Disability/For
 Cause Termination.......        0                   0                0                0              0            0
MR. EASLEY
Immediately Payable Upon
 Change-in-Control.......        0             203,619          186,852           12,001/(6)/         0            0
Involuntary or Good
 Reason Termination......  382,366/(2)/ See footnote 4   See footnote 4   See footnote 7         11,422/(8)/       0
Death/Disability/For
 Cause Termination.......        0                   0                0                0              0            0
MR. SMITH
Immediately Payable Upon
 Change-in-Control.......        0             218,191          148,404           72,029/(6)/         0            0
Involuntary or Good
 Reason Termination......  351,442/(2)/ See footnote 4   See footnote 4   See footnote 7         11,719/(8)/       0
Death/Disability/For
 Cause Termination.......        0                   0                0                0              0            0



                            TOTAL
NAME                         ($)
----                      ---------
MR. CRIPE
Immediately Payable Upon
 Change-in-Control....... 1,239,375
Involuntary or Good
 Reason Termination......   617,413
Death/Disability/For
 Cause Termination.......         0
MR. PINTOZZI
Immediately Payable Upon
 Change-in-Control.......   444,452
Involuntary or Good
 Reason Termination......   408,465
Death/Disability/For
 Cause Termination.......         0
MR. DAHL/(10)/
Immediately Payable Upon
 Change-in-Control.......   202,704
Involuntary or Good
 Reason Termination......         0
Death/Disability/For
 Cause Termination.......         0
MR. EASLEY
Immediately Payable Upon
 Change-in-Control.......   402,472
Involuntary or Good
 Reason Termination......   393,788
Death/Disability/For
 Cause Termination.......         0
MR. SMITH
Immediately Payable Upon
 Change-in-Control.......   438,624
Involuntary or Good
 Reason Termination......   363,161
Death/Disability/For
 Cause Termination.......         0

--------
(1)A "0" indicates that either there is no amount payable to the named executive or no amount payable to the named executive that is not made available to all salaried employees. Since Mr. Lounds retired on July 31, 2009, no change-in-control benefit and payment calculations are included for him.

(2)Change-in-control severance benefits upon an involuntary termination or termination for good reason contain the following elements:

    .  two times the named executive's base salary (three times for Mr. Cripe);

    . two times the named executive's annual cash incentive award calculated at target (three times for Mr. Cripe);

    . the named executive's pro-rata long-term cash incentive award for the 2008-2010 performance cycle calculated at target; and

    .  a lump sum payment equal to the positive difference, if any, between:
       (a) the sum of the lump-sum values of each maximum annuity that would be payable to the named executive under any defined benefit plan (whether or not qualified under Section 401(a) of the Internal Revenue Code) if the named executive had: (i) become fully vested in all such benefits,
       (ii) attained as of the named executive's termination date an age that is three years greater than named executive's actual age, (iii) accrued a number of years of service that is three years greater than the number of years of service actually accrued by the named executive as of the named executive's termination date, and (iv) received a lump-sum severance benefit consisting of three times base salary, three times annual incentive cash compensation calculated at target, plus the 2009 annual incentive cash award as covered compensation in equal monthly installments during the three-year period following the named executive's termination date; and (b) the lump-sum values of the maximum annuity benefits vested and payable to the named executive under each defined benefit plan that is qualified under Section 401(a) of the Internal Revenue Code plus the aggregate amounts simultaneously or previously paid to the named executive under the defined benefit plans (whether or not qualified under Section 401(a)). The calculation of the lump sum amounts payable under this formula does not impact the benefits payable under the ARP or the SRIP.

   The change-in-control agreements provide that if the after-tax benefits of all change of control payments are less than 110% of the after-tax benefit of the safe harbor benefit amount, then the change-in-control benefits are to be reduced to the safe harbor benefit amount. The safe harbor benefit amount is the highest level of benefits that can be paid before which an excise tax under section 4999 of the Internal Revenue Code would apply.

(3)Stock option values are based on a December 31, 2009, market close price of $30.04 per share of Allstate stock.
(4)For purposes of this table, unvested stock options and restricted stock units, which would have been immediately payable upon a change-in-control regardless of termination of employment, were assumed to have been paid immediately prior to termination and are reflected in the "Immediately Payable Upon Change-in-Control" row.
(5)The December 31, 2009, market close price of $30.04 per share of Allstate stock was used to value the unvested and nonforfeitable restricted stock unit and restricted stock awards.
(6)Within five business days after the effective date of a change-in-control, the named executives will receive a lump sum payment equal to the present value of the named executive's SRIP benefit and deferred compensation account balance. The present value of SRIP benefits earned through December 31, 2009, is calculated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement and is based on the lump sum methodology (i.e., interest rate and mortality table) used by the Allstate pension plans in 2010, as required under the Pension Protection Act. Specifically, the interest rate for 2010 is based on 40% of the average August 30-year Treasury Bond rate from the prior year, and 60% of the average corporate bond segmented yield curve from August of the prior year. The mortality table for 2010 is the 2010 combined static Pension Protection Act funding mortality table with a blend of 50% males and 50% females, as published by the IRS. Refer to the Retirement Benefits section beginning on page 62 for a discussion of the SRIP benefit. See the Non-Qualified Deferred Compensation at Fiscal Year-End 2009 table on page 74 for additional information on the Deferred Compensation Plan and information regarding the named executives' account balances as of December 31, 2009.

(7)For purposes of this table, the present value of non-qualified pension benefits earned through December 31, 2009, and the named executive's Deferred Compensation Plan account balance, if any, which would have been immediately payable upon a change-in-control regardless of termination of employment were assumed to have been paid immediately prior to termination upon the effective date of a change of control and are reflected in the "Immediately Payable Upon Change-in-Control" row.
(8)The Welfare Benefits and Outplacement Services amount includes the cost to provide certain welfare benefits to the named executive and family during the period which the named executive is eligible for continuation coverage under applicable law. The amount shown reflects Allstate's costs for these benefits or programs assuming an 18-month continuation period. The value of outplacement services is $20,000 for Mr. Cripe and $15,000 for each of the other named executive officers.
(9)Certain payments made as a result of a change in control are subject to a 20% excise tax imposed on the named executive by Section 4999 of the Code. The Excise Tax Reimbursement and Tax Gross-up is the amount Allstate would pay to the named executive as reimbursement for the 20% excise tax plus a tax gross-up for any taxes incurred by the named executive resulting from the reimbursement of such excise tax, allocated in a manner consistent with the allocation of compensation expenses to Lincoln Benefit under the Service and Expense Agreement. The estimated amounts of reimbursement of any resulting excise taxes were determined without regard to the effect that restrictive covenants and any other facts and circumstances may have on the amount of excise taxes, if any, that ultimately might be payable in the event these payments were made to a named executive which is not subject to reliable advance prediction or a reasonable estimate.
(10)Mr. Dahl did not have a change-in-control agreement in place. However, pursuant to the terms of his equity awards, unvested stock options and restricted stock units would have become immediately payable upon a change-in-control.

COMPENSATION POLICIES AND PRACTICES RISK ANALYSIS

   Allstate management has reviewed its compensation policies and practices and believes that they are appropriately structured, that they are consistent with its key operating priority of keeping the Allstate financially strong, and that they avoid providing incentives for employees to engage in unnecessary and excessive risk taking. The Allstate Board and its Audit Committee both play an important role in risk management oversight, including reviewing how management measures, evaluates, and manages the corporation's exposure to risks posed by a wide variety of events and conditions. In addition, the Compensation and Succession Committee employs an independent executive consultant each year to assess Allstate's executive pay levels, practices, and overall program design.

   Allstate's compensation programs provide a balanced mix of cash and equity through annual and long-term incentives to align with short-term and long-term business goals. Allstate utilizes a full range of performance measures that it believes correlate to long-term shareholder value creation. Cash incentive awards are paid only after a review of executive and corporate performance. Allstate's calculation of corporate income includes a quarterly re-estimation of property-liability reserves. As a result, to a significant extent, if Allstate under-estimates or over-estimates losses in a given year, income and annual cash incentives will be impacted in the following year. Furthermore, to ensure its compensation programs do not motivate imprudent risk taking, awards made after May 19, 2009, under the 2009 Equity Incentive Plan and awards made beginning in 2010 under the Annual Executive Incentive Plan are subject to clawback in the event of certain financial restatements.

PERFORMANCE MEASURES

   Information regarding performance measures is disclosed in the limited context of annual and long-term cash incentive awards and should not be understood to be statements of management's expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

   The following are descriptions of the performance measures used for Allstate's annual cash incentive awards for 2009 (excluding the Sales Incentive Plan in which Mr. Dahl participated) and its long-term cash incentive awards for the 2007-2009 cycle which may be applied to compensation of Lincoln Benefit's named executives. These measures are not GAAP measures. They were developed uniquely for incentive compensation purposes and are not reported items in Allstate's financial statements. Some of these measures use non-GAAP measures and operating measures. The Committee has approved the use of non-GAAP and operating measures when appropriate to drive executive focus on particular strategic, operational, or financial factors or to exclude factors over which Allstate's executives have little influence or control, such as capital market conditions.

  ANNUAL CASH INCENTIVE AWARDS FOR 2009

  CORPORATE MEASURES

   ADJUSTED OPERATING INCOME PER DILUTED SHARE: This measure is used to assess financial performance. The measure is equal to net income adjusted to exclude the after-tax effects of the items listed below, divided by the weighted average shares outstanding on a diluted basis:

    . Realized capital gains and losses (which includes the related effect on the amortization of deferred acquisition and deferred sales inducement costs) except for periodic settlements and accruals on certain non-hedge derivative instruments, which are reported with realized capital gains and losses but included in Operating Income, and equity method of accounting income from limited partnership interests to be consistent with the incentive goals.

    .  Gains and losses on disposed operations.

    . Adjustments for other significant non-recurring, infrequent, or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years or (b) there has been no similar charge or gain within the prior two years.

    .  Restructuring and related charges.

    .  Effects of acquiring businesses.

    .  Negative operating results of sold businesses.

    .  Underwriting results of the Discontinued Lines and Coverages segment.

    . Any settlement, awards, or claims paid as a result of lawsuits and other proceedings brought against Allstate subsidiaries regarding the scope and nature of coverage provided under insurance policies issued by such companies.

    . Identifiable effects of the adopted accounting standard for other-than-temporary impairments to be consistent with incentive goals.

  ALLSTATE FINANCIAL MEASURES

   ADJUSTED OPERATING INCOME: This is a measure Allstate management uses to assess the profitability of the business. The Allstate Financial segment measure, operating income, is adjusted to include equity method of accounting income from limited partnership interests to be consistent with the incentive goals, and to exclude the after tax effects of restructuring and related charges, the potential amount by which 2009 guaranty fund assessments related to insured solvencies exceed $6 million, and the identifiable effects of the adopted accounting standard for other-than-temporary impairments to be consistent with incentive goals. For disclosure of the Allstate Financial segment measure see footnote 18 to Allstate's audited financial statements.

   FINANCIAL PRODUCT SALES ("PRODUCTION CREDITS"): This measure of sales and related profitability of proprietary and non-proprietary financial products sold through the Allstate Exclusive Agency channel is used by management to assess the execution of Allstate's financial services strategy. This measure is calculated as the total amount of production credits for current year transactions. Production credits are an internal sales statistic calculated as a percent of premium or deposits to life insurance, annuities, or mutual funds which vary based on the expected profitability of the specific financial product.

   TOTAL RETURN: Total return is principally determined using industry standards and the same sources used in preparing the financial statements to determine fair value. (See footnotes to Allstate's audited financial statements for methodologies for estimating the fair value of investments.) In general, total return represents the increase or decrease, expressed as a percentage, in the value of the portfolio over a one-year period. Time weighted returns are used.

    . ALLSTATE FINANCIAL TOTAL RETURN: Total return for Allstate Financial investments, including those held in certain subsidiaries, such as Allstate Life Insurance Company of New York. Allstate Financial Total Return includes derivatives and excludes the identifiable effects of the adopted accounting standard for other-than-temporary impairments to be consistent with incentive goals.

  LONG-TERM CASH INCENTIVE AWARDS

   AVERAGE ADJUSTED RETURN ON EQUITY RELATIVE TO PEERS: This measure is used to assess Allstate's financial performance against its peers. It is calculated as Allstate's ranked position relative to the insurance company peer group based upon three-year average adjusted return on equity, calculated on the same basis for Allstate and each of the peer insurance companies used for long-term cash incentive awards. Three-year average adjusted return on equity is the sum of the annual adjusted return on equity for each of the three years in the cycle divided by three. The annual adjusted return on equity is calculated as the ratio of net income divided by the average of Allstate shareholders' equity at the beginning and at the end of the year after excluding the component of accumulated other comprehensive income for unrealized net capital gains and losses.

   ALLSTATE FINANCIAL RETURN ON TOTAL CAPITAL: This is a measure management uses to measure the efficiency of capital utilized in the business. Three-year Allstate Financial return on total capital is the sum of the annual adjusted return on Allstate subsidiaries' shareholder's equity for each of the three years divided by three. The annual adjusted return on subsidiaries' shareholder's equity is the Allstate Financial measure, operating income, divided by the average subsidiaries' shareholder's equity at the beginning and at the end of the year. The subsidiaries' shareholder's equity is the sum of the subsidiaries' shareholder's equity for Allstate Life Insurance Company, Allstate Bank, American Heritage Life Investment Corporation, and certain other minor entities, adjusted to exclude the loan protection business and excluding the component of accumulated other comprehensive income for unrealized net capital gains. (See note 18 to Allstate's audited financial statements for Allstate Financial net income.)

   ALLSTATE PROTECTION GROWTH IN POLICIES IN FORCE OVER THREE-YEAR CYCLE: This is a measure used by management to assess growth in the number of policies in force, which is a driver of premiums written. The measure is calculated as the sum of the percent increase in each of the three years in the total number of policies in force at the end of the year over the beginning of the year. The measure excludes property insurance, Allstate Motor Club, and the loan protection business and includes Allstate Canada.

ITEM 11(M).SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

   The following table shows the number of Lincoln Benefit shares owned by any beneficial owner who owns more than five percent of any class of Lincoln Benefit's voting securities.

                                                                 AMOUNT AND NATURE OF        PERCENT OF
TITLE OF CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP          CLASS
    (A)                              (B)                                  (C)                   (D)
--------------     ---------------------------------------- -------------------------------- ----------
Capital Stock      Allstate Life Insurance Company                      100,000                 100%
                   3100 Sanders Road, Northbrook, IL 60062

N/A                Allstate Insurance Company               Indirect voting and investment      N/A
                   2775 Sanders Road, Northbrook, IL 60062     power of shares owned by
                                                            Allstate Life Insurance Company

N/A                The Allstate Corporation                 Indirect voting and investment      N/A
                   2775 Sanders Road, Northbrook, IL 60062     power of shares owned by
                                                            Allstate Life Insurance Company

  SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS.

   The following table shows the number of shares of Allstate common stock beneficially owned by each director and named executive officer of Lincoln Benefit individually, and by all executive officers and directors of Lincoln Benefit as a group. Shares reported as beneficially owned include shares held indirectly through the Allstate 401(k) Savings Plan and other shares held indirectly, as well as shares subject to stock options exercisable on or prior to April 16, 2010 and restricted stock units for which restrictions expire on or prior to April 16, 2010. The percentage of Allstate shares of common stock beneficially owned by any Lincoln Benefit director, named executive officer or by all directors and executive officers of Lincoln Benefit as a group does not exceed 1%. The following share amounts are as of February 15, 2010. As of February 15, 2010, none of these shares were pledged as security.

                                                                COMMON STOCK SUBJECT TO
                                                                OPTIONS EXERCISABLE AND
                                                              RESTRICTED STOCK UNITS FOR
                                     AMOUNT AND NATURE OF   WHICH RESTRICTIONS EXPIRE ON OR
                                    BENEFICIAL OWNERSHIP OF    PRIOR TO APRIL 16, 2010--
                                     ALLSTATE COMMON STOCK      INCLUDED IN COLUMN (A)
NAME OF BENEFICIAL OWNER                      (A)                         (B)
------------------------            ----------------------- -------------------------------
Frederick F. Cripe.................         169,161                     146,131
Lawrence W. Dahl...................          33,508                      32,079
Matthew S. Easley..................          72,624                      70,729
Susie Lees.........................          31,379                      20,205
John C. Lounds.....................         167,639                     153,623
John C. Pintozzi...................          90,036                      82,956
J. Eric Smith......................           2,182                           0
Matthew E. Winter..................               0                           0
All directors and executive
  officers as a group..............         556,771                     505,723

ITEM 11(N).TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL
           PERSONS.

  TRANSACTIONS WITH RELATED PERSONS.

   This table describes certain intercompany agreements involving Lincoln Benefit and the following companies:

    . Allstate Life Insurance Company ("ALIC"), the direct parent of Lincoln Benefit;

    . Allstate Insurance Company ("AIC"), an indirect parent of Lincoln Benefit; and

    . The Allstate Corporation ("AllCorp"), the ultimate indirect parent of Lincoln Benefit.

                                             APPROXIMATE DOLLAR VALUE OF
                                              THE AMOUNT INVOLVED           RELATED PERSON(S) INVOLVED IN THE TRANSACTION/1/
                                             IN THE TRANSACTION, PER FISCAL AND THE APPROXIMATE DOLLAR VALUE OF THE AMOUNT
TRANSACTION DESCRIPTION                              YEAR                   OF THE RELATED PERSON'S INTEREST IN THE TRANSACTION
-----------------------                      ---------------------------    --------------------------------------------------
                                                                                   ALIC               AIC            ALLCORP
Investment Management Agreement              2007        146,726,694          83,898,860/2/      52,363,225           536,022
among Allstate Investments, LLC,             2008        131,668,584          68,941,225/2/      51,404,171           677,981
Allstate Insurance Company, The Allstate     2009        142,073,012          76,392,634/2/      54,248,353         1,151,990
Corporation and certain affiliates
effective January 1, 2007.

Tax Sharing Agreement among The              2007      1,889,110,117/3/       35,968,879      1,912,198,568      (126,810,136)
Allstate Corporation and certain affiliates  2008        465,439,826/3/     (109,322,083)       633,316,282      (121,960,368)
dated as of November 12, 1996, as            2009      1,173,212,154/3/     (534,572,879)      (467,570,173)     (121,813,486)
supplemented by Supplemental
Intercompany Tax Sharing Agreement
between Allstate Life Insurance Company
and Lincoln Benefit Life Company
effective December 21, 2000.

Cash Management Services Master              2007          1,242,569/4/          315,281/5/         617,385/5/            N/A
Agreement between Allstate Insurance         2008          1,338,376/4/          198,098/5/         816,143/5/
Company, Allstate Bank (aka Allstate         2009          1,527,072/4/          158,312/5/       1,052,781/5/
Federal Savings Bank), and certain
affiliates dated March 16, 1999, as
amended by Amendment No.1 effective
January 5, 2001, and Amendment No. 2
entered into November 8, 2002, between
Allstate Insurance Company, Allstate
Bank and Allstate Motor Club, Inc., and
as supplemented by the Premium
Depository Service Supplement dated as
of September 30, 2005, the Variable
Annuity Service Supplement dated
November 10, 2005, and the Sweep
Agreement Service Supplement dated as
of October 11, 2006.

--------
/1/  Each identified Related Person is a Party to the transaction.
/2/  Gross amount of expense received under the transaction.
/3/  Total amounts paid to Internal Revenue Service.
/4/ Total fees collected for all bank accounts covered under the transaction. /5/ Fees paid under the transaction.

                                          APPROXIMATE DOLLAR VALUE OF
                                           THE AMOUNT INVOLVED            RELATED PERSON(S) INVOLVED IN THE TRANSACTION/1/
                                          IN THE TRANSACTION, PER FISCAL   AND THE APPROXIMATE DOLLAR VALUE OF THE AMOUNT
TRANSACTION DESCRIPTION                           YEAR                   OF THE RELATED PERSON'S INTEREST IN THE TRANSACTION
-----------------------                   ---------------------------    -----------------------------------------------
                                                                                ALIC               AIC            ALLCORP

Amended and Restated Service and          2007      3,270,782,494          224,729,858/2/  2,392,512,051/2/    24,957,633/2/
Expense Agreement between Allstate        2008      3,295,180,640          215,640,945/2/  2,186,281,461/2/     5,351,262/2/
Insurance Company, The Allstate           2009      3,451,765,246          180,154,068/2/  1,937,571,496/2/     2,510,800/2/
Corporation and certain affiliates
effective January 1, 2004, as amended
by Amendment No. 1 effective
January 1, 2009, and as supplemented
by New York Insurer Supplement to
Amended and Restated Service and
Expense Agreement between Allstate
Insurance Company, The Allstate
Corporation, Allstate Life Insurance
Company of New York and Intramerica
Life Insurance Company, effective
March 5, 2005.

Reinsurance Agreements between            2007        786,600,513/6/       786,600,513/6/            N/A              N/A
Lincoln Benefit Life Company and          2008        766,582,944/6/       766,582,944/6/
Allstate Life Insurance Company:          2009        873,759,209/6/       873,759,209/6/
Coinsurance Agreement effective
December 31, 2001; Modified
Coinsurance Agreement effective
December 31, 2001; Modified
Coinsurance Agreement effective
December 31, 2001.

Intercompany Loan Agreement among         2007      7,370,022,084        7,012,969,748/7/    357,052,336    7,370,022,084
The Allstate Corporation, Allstate Life   2008        400,040,660           50,014,792/7/      1,732,736      400,040,660
Insurance Company, Lincoln Benefit        2009         86,111,674                    0/8/     86,111,674       86,111,674
Life Company and other certain
subsidiaries of The Allstate Corporation
dated February 1, 1996.

Agreement for the Settlement of State     2007         14,196,008              374,100/9/      3,463,000              N/A
and Local Tax Credits among Allstate      2008          2,089,067              356,331/9/      1,732,736
Insurance Company and certain             2009            941,379              193,504/9/        441,024
affiliates effective January 1, 2007.

  REVIEW AND APPROVAL OF INTERCOMPANY AGREEMENTS:

   All intercompany agreements to which Lincoln Benefit is a party are approved by Lincoln Benefit's Board of Directors as well as by the board of any other affiliate of The Allstate Corporation which is a party to the agreement. Intercompany agreements are also submitted for approval to the Nebraska Department of Insurance,

--------
/6/  Net reinsurance income.
/7/  Amounts loaned and repaid.
/8/  No loans outstanding at year end.
/9/  Value of transfer transactions.

Lincoln Benefit's domestic regulator, and any additional states in which Lincoln Benefit might be commercially domiciled pursuant to the applicable state's insurance holding company systems act. This process is documented in an internal procedure that captures the review and approval process of all intercompany agreements. All approvals are maintained in Lincoln Benefit's corporate records.

   While there is no formal process for the review and approval of related person transactions between unaffiliated entities specific to Lincoln Benefit, all directors and executive officers of Lincoln Benefit are subject to the Allstate Code of Ethics ("Code"). The Code includes a written conflict of interest policy that was adopted by the Board of Directors of the Allstate Corporation, the ultimate parent company of Lincoln Benefit. Any potential relationship or activity that could impair independent thinking and judgment, including holding a financial interest in a business venture that is similar to Allstate, or in a business that has a relationship with Allstate, must be disclosed to Human Resources. Human Resources will work with representatives from the Law Department, including Enterprise Business Conduct, to determine whether an actual conflict of interest exists. Each director and executive officer must sign a Code of Ethics certification annually.

  INDEPENDENCE STANDARDS FOR DIRECTORS

   Although not subject to the independence standards of the New York Stock Exchange, for purposes of this S-1 registration statement, Lincoln Benefit has applied the independence standards required for listed companies of the New York Stock Exchange to the Board of Directors. Applying these standards, Lincoln Benefit has been determined that none of the directors are considered to be independent.

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Board of Directors of Lincoln Benefit does not have a compensation committee. All compensation decisions are made by The Allstate Corporation, as the ultimate parent company of Lincoln Benefit. No executive officer of Lincoln Benefit served as a member of the compensation committee of another entity for which any executive officer served as a director for Lincoln Benefit.

  OTHER INFORMATION

   The section in your prospectus entitled "Incorporation of Certain Documents By Reference" is deleted and replaced with the following:

  FILING OF REPORTS

   Rule 12h-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts an insurance company from filing reports under the Exchange Act when the insurance company issues certain types of insurance products that are registered under the Securities Act of 1933 and such products are regulated under state law. Your variable annuity issued by Lincoln Benefit falls within the exemption provided under rule 12h-7. We rely on the exemption provided under rule 12h-7 and do not file reports under the Exchange Act.

  DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted in directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   The sections in your prospectus entitled "Experts" and "Financial Statements" are deleted and replaced with the following:

  EXPERTS

   The financial statements and the related financial statement schedules included herein have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.